UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09102

iShares, Inc.

(Exact name of Registrant as specified in charter)

c/o: State Street Bank and Trust Company
1 Iron Street, Boston, MA 02210
(Address of principal executive offices) (Zip code)

The Corporation Trust Incorporated

351 West Camden Street, Baltimore, MD 21201

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 670-2000

Date of fiscal year end: October 31, 2015

Date of reporting period: October 31, 2015

Item 1. Reports to Stockholders.

Copies of the annual reports transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 are attached.

OCTOBER 31, 2015

2015 ANNUAL REPORT

iShares, Inc.

➢	iShares Emerging Markets Corporate Bond ETF | CEMB | BATS
➢	iShares Emerging Markets High Yield Bond ETF | EMHY | BATS
➢	iShares Emerging Markets Local Currency Bond ETF | LEMB | NYSE Arca
➢	iShares Global High Yield Corporate Bond ETF | GHYG | BATS

Management’s Discussion of Fund Performance

iSHARES®, INC.

GLOBAL BOND MARKET OVERVIEW

Global bonds generally produced negative returns in U.S. dollar terms for the 12-month period ended October 31, 2015 (the “reporting period”), after accounting for the effects of a stronger U.S. currency. Interest rates declined modestly in most markets amid uncertainty around global economic growth; however, for U.S. investors, a stronger U.S. dollar detracted from performance as overseas investments were worth less when translated back into U.S. dollars.

Global economic data were mixed. The U.S. and U.K. experienced comparatively healthy growth, with GDP expanding by 2.0% and 2.3%, respectively, through September 2015, while eurozone economic growth ran at a 1.5% annual rate through the third quarter. However, the Japanese economy contracted in two of the last four quarters, while China saw growth fall below the 7% threshold to its slowest pace since 2009.

In addition to disappointing growth, China witnessed a sharp stock market decline, currency devaluation, and a raft of monetary and policy changes meant to prop up markets. These challenges, coupled with worry about a possible Greek exit from the European common currency, led to a sell-off in risk assets and safe-haven demand for high-quality bonds.

Slower growth in China and other emerging markets also weighed on commodity markets, with prices for many key commodities falling during the fiscal year. This provided additional support for bonds in general because it meant downward pressure on inflation. In the European Union and U.K., consumer prices actually declined for the 12 months ended in September, while inflation in Japan and the U.S. was relatively flat year over year.

Despite these positives, bonds sold off and market volatility surged during the summer, when economic growth in Europe improved, corporations rushed to issue new debt, and investors began to price in the likelihood of an interest rate increase by the U.S. Federal Reserve Bank (the “Fed”).

From a sector perspective, government agency mortgage-backed securities and government bonds performed best for the reporting period. Investor concern about risk assets and surging new bond issuance generally limited returns for corporate securities. And within the corporate market, high-quality bonds generally outperformed high-yield bonds. Sharply declining commodities prices dragged down high-yield bonds. Nevertheless, many sectors of the global corporate bond market produced positive results. For example, banks were among the best-performing industries as growth improved in the eurozone and U.S., and the Fed was expected to begin raising rates.

In terms of performance by country for the reporting period, Australian bonds performed well in local currency terms, but fared poorly after taking currency effects into account. It was a similar story for bonds from across Europe, where low inflation and strong demand meant falling interest rates and higher bond prices, only to see this performance be counteracted by weakness in the euro relative to the U.S. dollar. In Japan, too, aggressive monetary policy, disappointing growth, and the absence of inflation meant falling bond yields. But an attempt to stimulate the economy by cutting interest rates and weakening the yen had the effect of limiting Japanese bond returns for U.S. investors.

Specifically, the U.S. dollar appreciated by approximately 4% relative to the British pound, 16% and 23% against the commodity-driven Canadian and Australian dollars, respectively, 14% against the euro, and 8% against the Japanese yen. The U.S. dollar’s strength during the reporting period was driven by the divergence in economic growth and central bank policies between the U.S. and other regions.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® EMERGING MARKETS CORPORATE BOND ETF

Performance as of October 31, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(1.62)%	(1.02)%	(0.89)%	(1.62)%	(1.02)%	(0.89)%
Since Inception	2.92%	2.93%	3.49%	10.74%	10.79%	12.91%

GROWTH OF $10,000 INVESTMENT (SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/17/12. The first day of secondary market trading was 4/19/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/15)	Ending Account Value (10/31/15)	Expenses Paid During Period [a]	Beginning Account Value (5/1/15)	Ending Account Value (10/31/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$979.50	$2.49	$1,000.00	$1,022.70	$2.55	0.50%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

6	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® EMERGING MARKETS CORPORATE BOND ETF

The iShares Emerging Markets Corporate Bond ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, emerging market corporate bonds, as represented by the Morningstar® Emerging Markets Corporate Bond IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2015, the total return for the Fund was -1.62%, net of fees, while the total return for the Index was -0.89%.

As represented by the Index, U.S. dollar-denominated emerging markets corporate bonds declined by approximately 1% for the reporting period. The Index experienced significant volatility during the reporting period, resulting from several factors. At the beginning of the reporting period, the Fed signaled its intent to raise short-term interest rates sometime in 2015. However, uncertainty surrounding the timing of this rate hike, particularly as global economic growth remained generally sluggish throughout the reporting period, led to bouts of market volatility. Emerging markets corporate bonds were also buffeted by geopolitical turmoil in Ukraine and the Middle East, a broad decline in commodity prices, and a marked slowdown in China’s economy, which had a ripple effect on other emerging economies.

From a regional perspective, emerging markets corporate bonds in Asia had the greatest positive impact on the Index’s performance during the reporting period, led by China, South Korea, and India. European emerging markets corporate bonds also contributed positively to the Index’s return due to strong contributions from Russia and Turkey.

At the other end of the spectrum, emerging markets bonds from Latin America, the largest regional weighting in the Index, detracted from overall performance for the reporting period. Bonds issued by Brazil, the largest country weighting in the Index, Colombia, and Venezuela detracted the most as all three countries are facing considerable economic challenges.

Interest income remained an important component of the Index’s total return for the reporting period, as emerging markets bonds continued to offer high yields relative to other segments of the global bond market.

ALLOCATION BY CREDIT QUALITY

As of 10/31/15

Moody’s Credit Rating[1]	Percentage of Total Investments[2]
Aa	12.50%
A	18.88
Baa	33.02
Ba	21.37
B	3.48
Caa	1.37
Not Rated	9.38

TOTAL	100.00%

TEN LARGEST COUNTRIES

As of 10/31/15

Country	Percentage of Total Investments[2]
Brazil	14.44%
Mexico	11.52
China	10.18
Russia	9.72
South Korea	7.45
India	5.66
Hong Kong	5.30
United Arab Emirates	4.62
Chile	3.56
Qatar	2.70

TOTAL	75.15%

[1]	Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
[2]	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® EMERGING MARKETS HIGH YIELD BOND ETF

Performance as of October 31, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(2.13)%	(2.67)%	(1.94)%	(2.13)%	(2.67)%	(1.94)%
Since Inception	3.92%	3.89%	4.39%	14.75%	14.65%	16.59%

GROWTH OF $10,000 INVESTMENT (SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/3/12. The first day of secondary market trading was 4/3/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/15)	Ending Account Value (10/31/15)	Expenses Paid During Period [a]	Beginning Account Value (5/1/15)	Ending Account Value (10/31/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$983.30	$2.50	$1,000.00	$1,022.70	$2.55	0.50%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

8	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® EMERGING MARKETS HIGH YIELD BOND ETF

The iShares Emerging Markets High Yield Bond ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, emerging market high yield sovereign and corporate bonds, as represented by the Morningstar® Emerging Markets High Yield Bond IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2015, the total return for the Fund was -2.13%, net of fees, while the total return for the Index was -1.94%.

As represented by the Index, U.S. dollar-denominated high-yield bonds from emerging markets declined by approximately 2% for the reporting period. The Index experienced substantial volatility during the reporting period, resulting from several factors. At the beginning of the reporting period, the Fed signaled its intent to raise short-term interest rates sometime in 2015. However, uncertainty surrounding the timing of this rate hike, particularly as global economic growth remained generally sluggish throughout the reporting period, led to bouts of market volatility. Emerging markets high-yield bonds were also buffeted by geopolitical turmoil in Ukraine and the Middle East, a broad decline in commodity prices, and a marked slowdown in China’s economy, which had a ripple effect on other emerging economies.

From a regional perspective, emerging markets high-yield bonds in Europe, the largest regional weighting in the Index, had the greatest positive impact on the Index’s performance during the reporting period, led by Russia, Hungary, and Turkey. Asian emerging markets high-yield bonds also contributed positively to the Index’s return thanks to strong contributions from China and Indonesia.

At the other end of the spectrum, emerging markets bonds from Latin America detracted from overall performance for the reporting period. Bonds issued by Brazil and Venezuela, both of which are facing considerable economic challenges, detracted the most.

Interest income remained an important component of the Index’s total return for the reporting period, as emerging markets bonds continued to offer high yields relative to other segments of the global bond market.

ALLOCATION BY CREDIT QUALITY

As of 10/31/15

Moody’s Credit Rating[1]	Percentage of Total Investments[2]
Baa	31.04%
Ba	39.03
B	11.79
Caa	6.67
Ca	1.40
Not Rated	10.07

TOTAL	100.00%

TEN LARGEST COUNTRIES

As of 10/31/15

Country	Percentage of Total Investments[2]
Brazil	20.60%
Russia	13.93
Turkey	10.34
Indonesia	9.95
Venezuela	5.51
Hungary	3.73
Argentina	2.92
China	2.72
Kazakhstan	2.43
Lebanon	2.38

TOTAL	74.51%

[1]	Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
[2]	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® EMERGING MARKETS LOCAL CURRENCY BOND ETF

Performance as of October 31, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(13.99)%	(13.98)%	(13.71)%	(13.99)%	(13.98)%	(13.71)%
Since Inception	(1.97)%	(2.04)%	(1.65)%	(7.70)%	(7.99)%	(6.49)%

GROWTH OF $10,000 INVESTMENT (SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 10/18/11. The first day of secondary market trading was 10/20/11.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/15)	Ending Account Value (10/31/15)	Expenses Paid During Period [a]	Beginning Account Value (5/1/15)	Ending Account Value (10/31/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$915.90	$2.41	$1,000.00	$1,022.70	$2.55	0.50%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

The iShares Emerging Markets Local Currency Bond ETF (the “Fund”) seeks to track the investment results of an index composed of local currency denominated, emerging market sovereign bonds, as represented by the Barclays Emerging Markets Broad Local Currency Bond Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2015, the total return for the Fund was -13.99%, net of fees, while the total return for the Index was -13.71%.

As represented by the Index, emerging markets sovereign bonds issued in local currencies declined by more than 13% for the reporting period. One factor behind this decline was a stronger U.S. dollar. For the reporting period, the U.S. dollar appreciated by 6% against the South Korean won, 15% against the Polish zloty, 22% against the Mexican peso, and 57% against the Brazilian real. Countries using these currencies comprised approximately half of the Index on average during the reporting period. Weaker

10	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® EMERGING MARKETS LOCAL CURRENCY BOND ETF

foreign currencies decrease the value of foreign investments measured in U.S. dollars, thereby decreasing returns for U.S. investors, while increasing values of foreign currencies relative to the U.S. dollar have the opposite effect.

The Index experienced significant volatility during the reporting period amid uncertainty surrounding the timing of a potential short-term interest rate increase by the Fed, sluggish global economic growth, a broad decline in commodity prices, and a marked slowdown in China’s economy, which had a ripple effect on other emerging economies.

From a regional perspective, emerging markets bonds from Latin America had the largest negative impact on the Index’s performance for the reporting period. Bonds issued by Brazil and Colombia detracted the most. Brazil faced considerable economic challenges and a political corruption scandal, while falling commodity prices weighed on Colombia’s bonds. The Index’s Mexican bonds also hindered performance during the reporting period, largely due to the stronger U.S. dollar relative to the Mexican peso.

Emerging markets bonds in Europe and Asia also detracted from the Index’s return for the reporting period. The most significant detractors in Europe included Russia and Turkey, while bond markets in Malaysia and South Korea (the largest country weighting in the Index) detracted the most in Asia.

The only country to contribute positively to the Index’s performance was Israel, where the central bank lowered interest rates during the reporting period to stimulate economic activity.

ALLOCATION BY CREDIT QUALITY

As of 10/31/15

Moody’s Credit Rating[1]	Percentage of Total Investments[2]
Aa	20.65%
A	28.51
Baa	41.18
Ba	8.19
Not Rated	1.47

TOTAL	100.00%

TEN LARGEST COUNTRIES

As of 10/31/15

Country	Percentage of Total Investments[2]
South Korea	21.51%
Brazil	12.49
Mexico	9.98
Poland	4.74
Philippines	4.72
Turkey	4.68
Thailand	4.66
Indonesia	4.61
Israel	4.53
South Africa	4.51

TOTAL	76.43%

[1]

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance

iSHARES® GLOBAL HIGH YIELD CORPORATE BOND ETF

Performance as of October 31, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(4.32)%	(4.36)%	(4.16)%	(4.32)%	(4.36)%	(4.16)%
Since Inception	3.94%	3.91%	4.09%	14.85%	14.73%	15.40%

GROWTH OF $10,000 INVESTMENT (SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/3/12. The first day of secondary market trading was 4/5/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/15)	Ending Account Value (10/31/15)	Expenses Paid During Period [a]	Beginning Account Value (5/1/15)	Ending Account Value (10/31/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$965.80	$1.98	$1,000.00	$1,023.20	$2.04	0.40%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

12	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® GLOBAL HIGH YIELD CORPORATE BOND ETF

The iShares Global High Yield Corporate Bond ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar, euro, British pound sterling and Canadian dollar-denominated, high yield corporate bonds, as represented by the Markit iBoxx Global Developed Markets High Yield Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2015, the total return for the Fund was -4.32%, net of fees, while the total return for the Index was -4.16%.

As represented by the Index, global high-yield corporate bonds declined by approximately 4% for the reporting period. One factor behind this decline was a stronger U.S. dollar. For the reporting period, the U.S. dollar appreciated by 14% against the euro, 4% against the British pound, and 16% against the Canadian dollar. Countries using these currencies comprised approximately 35% of the Index on average during the reporting period. Weaker foreign currencies decrease the value of foreign investments measured in U.S. dollars, thereby decreasing returns for U.S. investors, while increasing foreign currencies relative to the U.S. dollar have the opposite effect.

High-yield corporate bonds underperformed the broader global bond market during the reporting period amid heightened uncertainty that led to a flight to quality. Uncertainty surrounding the timing of a potential short-term interest rate increase by the Fed, generally sluggish global economic growth, a broad decline in commodity prices, and a marked slowdown in China’s economy (which had a ripple effect on other emerging economies) were all factors that contributed to a more risk-averse investment environment.

From a regional perspective, the Index consists almost entirely of high-yield corporate bonds from Europe and North America. European high-yield bonds detracted the most as economic growth remained lethargic on the Continent. High-yield corporate bonds from Luxembourg, Spain, and France had the most significant negative impact on the Index’s performance for the reporting period.

U.S. high-yield bonds, which comprised more than 60% of the Index on average during the reporting period, also detracted from the Index’s return. In addition to risk aversion, U.S. high-yield bonds were hurt by a stronger U.S. dollar, which reduced demand for exports and narrowed corporate profit margins for multinational companies.

ALLOCATION BY CREDIT QUALITY

As of 10/31/15

Moody’s Credit Rating[1]	Percentage of Total Investments[2]
Baa	0.26%
Ba	47.71
B	39.24
Caa	8.68
Ca	0.14
C	0.07
Not Rated	3.90

TOTAL	100.00%

TEN LARGEST COUNTRIES

As of 10/31/15

Country	Percentage of Total Investments[2]
United States	62.40%
United Kingdom	7.62
Italy	5.85
Germany	4.59
Luxembourg	4.07
France	3.81
Canada	2.68
Netherlands	2.66
Spain	1.59
New Zealand	0.88

TOTAL	96.15%

[1]	Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
[2]	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on May 1, 2015 and held through October 31, 2015, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

14	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® EMERGING MARKETS CORPORATE BOND ETF

October 31, 2015

Security	Principal (000s)	Value
CORPORATE BONDS & NOTES[a] — 93.88%

ARGENTINA — 0.59%
YPF SA
8.50%, 07/28/25[b]	$75	$73,725
8.75%, 04/04/24[b]	60	60,807
8.88%, 12/19/18[b]	35	36,137

		170,669
BRAZIL — 13.14%
Banco Bradesco SA/Cayman Islands
5.90%, 01/16/21[b]	100	99,250
6.75%, 09/29/19[b]	100	105,000
Banco BTG Pactual SA/Cayman Islands
4.00%, 01/16/20[b]	200	169,000
Banco do Brasil SA
5.88%, 01/19/23[b]	200	174,500
BRF SA
4.75%, 05/22/24[b]	200	198,040
Caixa Economica Federal
2.38%, 11/06/17[b]	150	140,812
Centrais Eletricas Brasileiras SA
6.88%, 07/30/19[b]	100	89,125
CSN Resources SA
6.50%, 07/21/20[b]	100	58,000
Fibria Overseas Finance Ltd.
5.25%, 05/12/24	100	98,375
Gerdau Trade Inc.
5.75%, 01/30/21[b]	100	92,200
GTL Trade Finance Inc.
5.89%, 04/29/24 (Call 01/29/24)[b]	150	125,730
Itau Unibanco Holding SA/Cayman Island
5.13%, 05/13/23[b]	200	180,500
6.20%, 04/15/20[b]	100	103,500
JBS Investments GmbH
7.25%, 04/03/24 (Call 04/03/19)[b]	200	205,500
Odebrecht Drilling Norbe VIII/IX Ltd.
6.35%, 06/30/22 (Call 06/30/20)[b]	166	81,164
Petrobras Global Finance BV
3.00%, 01/15/19	50	41,438
3.25%, 03/17/17	105	100,065
4.38%, 05/20/23	150	109,312
4.88%, 03/17/20	95	77,662

Security	Principal (000s)	Value
5.38%, 01/27/21	$200	$162,750
5.63%, 05/20/43	50	32,790
5.75%, 01/20/20	100	85,345
6.25%, 03/17/24	125	100,119
6.85%, 06/05/49	100	68,620
6.88%, 01/20/40	75	54,000
7.25%, 03/17/44	50	37,200
7.88%, 03/15/19[c]	100	94,750
Petrobras International Finance Co. SA
3.50%, 02/06/17	75	72,488
5.88%, 03/01/18	100	94,470
6.75%, 01/27/41	75	52,920
Samarco Mineracao SA
4.13%, 11/01/22[b]	200	166,250
Telemar Norte Leste SA
5.50%, 10/23/20[b]	100	68,000
Vale Overseas Ltd.
4.38%, 01/11/22[c]	125	114,000
4.63%, 09/15/20[c]	75	72,953
6.25%, 01/23/17	50	51,077
6.88%, 11/21/36	100	81,410
6.88%, 11/10/39	80	64,195
8.25%, 01/17/34	25	23,858
Vale SA
5.63%, 09/11/42[c]	75	53,617

		3,799,985
CHILE — 3.49%
Banco del Estado de Chile
4.13%, 10/07/20[b]	150	157,618
Celulosa Arauco y Constitucion SA
4.75%, 01/11/22 (Call 10/11/21)	37	38,303
Cencosud SA
5.50%, 01/20/21[b]	150	157,307
Corp. Nacional del Cobre de Chile
3.00%, 07/17/22[b]	200	188,846
4.25%, 07/17/42[b]	200	164,235
Empresa Nacional de Telecomunicaciones SA
4.88%, 10/30/24[b]	200	200,250
Empresa Nacional del Petroleo
4.75%, 12/06/21[b]	100	104,049

		1,010,608

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (Continued)

iSHARES® EMERGING MARKETS CORPORATE BOND ETF

October 31, 2015

Security	Principal (000s)	Value
CHINA — 9.98%
Agile Property Holdings Ltd.
8.88%, 04/28/17 (Call 11/30/15)[b]	$100	$101,500
Alibaba Group Holding Ltd.
3.13%, 11/28/21 (Call 09/28/21)[b]	200	196,915
3.60%, 11/28/24 (Call 08/28/24)[b]	200	193,440
Baidu Inc.
2.25%, 11/28/17	200	200,042
Bank of Communications Co. Ltd.
4.50%, 10/03/24 (Call 10/03/19)[b],d	200	203,283
China Overseas Finance II Ltd.
5.50%, 11/10/20[b]	100	108,824
CITIC Ltd.
6.63%, 04/15/21[b]	100	114,868
CNOOC Finance 2012 Ltd.
5.00%, 05/02/42[b]	200	207,533
Country Garden Holdings Co. Ltd.
7.50%, 03/09/20 (Call 03/09/18)[b]	200	212,052
Evergrande Real Estate Group Ltd.
8.75%, 10/30/18 (Call 10/30/16)[b]	200	202,260
Huarong Finance II Co. Ltd.
4.50%, 01/16/20[b]	200	207,816
Sino-Ocean Land Treasure Finance I Ltd.
4.63%, 07/30/19[b]	200	205,820
Sinochem Overseas Capital Co. Ltd.
4.50%, 11/12/20[b]	100	105,245
Sinopec Group Overseas Development 2013 Ltd.
4.38%, 10/17/23[b]	200	209,315
State Grid Overseas Investment 2014 Ltd.
4.13%, 05/07/24[b]	200	212,629
Tencent Holdings Ltd.
3.38%, 05/02/19[b]	200	204,276

		2,885,818
COLOMBIA — 2.55%
Bancolombia SA
5.13%, 09/11/22	50	49,550
6.13%, 07/26/20[c]	75	79,500
Ecopetrol SA
4.13%, 01/16/25	100	88,120
5.88%, 09/18/23	100	101,000

Security	Principal (000s)	Value
5.88%, 05/28/45	$50	$40,750
7.38%, 09/18/43	50	47,625
7.63%, 07/23/19	50	56,325
Grupo Aval Ltd.
4.75%, 09/26/22[b]	200	194,980
Pacific Exploration and Production Corp.
5.13%, 03/28/23 (Call 03/28/18)[b]	100	36,500
5.38%, 01/26/19 (Call 01/26/17)[b]	100	43,500

		737,850
HONG KONG — 5.19%
Bank of China Hong Kong Ltd.
5.55%, 02/11/20[b]	100	109,547
Bank of East Asia Ltd. (The)
6.38%, 05/04/22 (Call 05/04/17)[b],d	200	209,192
Hongkong Land Finance (Cayman Island) Co. Ltd. (The)
4.50%, 10/07/25	100	107,373
Hutchison Whampoa International 09 Ltd.
7.63%, 04/09/19[b]	100	117,254
Hutchison Whampoa International 11 Ltd.
4.63%, 01/13/22[b]	200	216,038
Hutchison Whampoa International 14 Ltd.
3.63%, 10/31/24[b]	200	201,390
Li & Fung Ltd.
5.25%, 05/13/20[b]	100	109,396
Shimao Property Holdings Ltd.
6.63%, 01/14/20 (Call 01/14/17)[b]	200	208,554
Standard Chartered Bank Hong Kong Ltd.
5.88%, 06/24/20[b]	100	112,200
Swire Pacific MTN Financing Ltd.
5.50%, 08/19/19[b]	100	110,820

		1,501,764
INDIA — 5.55%
Axis Bank Ltd./Dubai
4.75%, 05/02/16[b]	100	101,424
Bharti Airtel International Netherlands BV
5.13%, 03/11/23[b]	200	212,161

16	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® EMERGING MARKETS CORPORATE BOND ETF

October 31, 2015

Security	Principal (000s)	Value
Export-Import Bank of India
4.00%, 01/14/23[b]	$200	$203,965
ICICI Bank Ltd.
6.38%, 04/30/22 (Call 04/30/17)[b],d	100	102,620
ICICI Bank Ltd./Hong Kong
5.75%, 11/16/20[b]	100	111,846
ONGC Videsh Ltd.
4.63%, 07/15/24[b]	200	206,295
Reliance Holdings USA Inc.
5.40%, 02/14/22[b]	250	274,121
State Bank of India/London
3.62%, 04/17/19[b]	200	205,303
Vedanta Resources PLC
9.50%, 07/18/18[b]	200	188,000

		1,605,735
INDONESIA — 2.18%
Majapahit Holding BV
7.75%, 01/20/20[b]	120	135,420
7.88%, 06/29/37[b]	125	140,156
Pertamina Persero PT
4.30%, 05/20/23[b]	200	188,949
5.63%, 05/20/43[b]	200	166,300

		630,825
ISRAEL — 0.80%
Israel Electric Corp. Ltd.
6.88%, 06/21/23[b]	200	230,240

		230,240
JAMAICA — 0.61%
Digicel Group Ltd.
8.25%, 09/30/20 (Call 09/30/16)[b]	200	177,000

		177,000
KAZAKHSTAN — 1.75%
Development Bank of Kazakhstan JSC
4.13%, 12/10/22[b]	200	174,995
KazMunayGas National Co. JSC
4.40%, 04/30/23[b]	200	176,000
5.75%, 04/30/43[b]	200	153,951

		504,946
MALAYSIA — 1.05%
Petronas Capital Ltd.
3.50%, 03/18/25[b]	200	193,542
5.25%, 08/12/19[b]	100	109,082

		302,624

Security	Principal (000s)	Value
MEXICO — 11.29%
Alfa SAB de CV
5.25%, 03/25/24 (Call 12/25/23)[b]	$200	$210,250
America Movil SAB de CV
5.00%, 03/30/20	100	110,063
5.63%, 11/15/17	100	107,721
6.13%, 03/30/40	100	113,465
6.38%, 03/01/35	100	115,573
Banco Santander Mexico SA
5.95%, 01/30/24 (Call 01/30/19)[b],d	200	208,500
BBVA Bancomer SA/Texas
6.75%, 09/30/22[b]	150	168,300
Cemex Finance LLC
6.00%, 04/01/24 (Call 04/01/19)[b]	200	191,000
9.38%, 10/12/22 (Call 10/12/17)[b]	200	217,500
Coca-Cola FEMSA SAB de CV
3.88%, 11/26/23	150	154,972
Comision Federal de Electricidad
4.88%, 01/15/24[b]	200	204,500
Empresas ICA SAB de CV
8.90%, 02/04/21 (Call 02/04/16)[b]	50	13,875
Grupo Bimbo SAB de CV
4.50%, 01/25/22[b]	100	104,153
Grupo Televisa SAB
6.63%, 01/15/40	56	61,267
Petroleos Mexicanos
3.50%, 07/18/18	100	101,700
3.50%, 07/23/20[b]	150	148,773
3.50%, 01/30/23	75	69,638
4.88%, 01/24/22	75	76,485
4.88%, 01/18/24	40	39,968
5.50%, 01/21/21	75	80,062
5.50%, 06/27/44[c]	190	161,918
5.63%, 01/23/46[b]	150	129,345
5.75%, 03/01/18	100	106,215
6.38%, 01/23/45	100	94,750
6.50%, 06/02/41	90	86,382
6.63%, 06/15/35	100	98,375
6.63%, 06/15/38	25	24,094
8.00%, 05/03/19	60	68,625

		3,267,469

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (Continued)

iSHARES® EMERGING MARKETS CORPORATE BOND ETF

October 31, 2015

Security	Principal (000s)	Value
MOROCCO — 0.72%
OCP SA
5.63%, 04/25/24[b]	$200	$208,900

		208,900
PERU — 2.10%
Banco de Credito del Peru/Panama
5.38%, 09/16/20[b]	100	108,450
BBVA Banco Continental SA
5.00%, 08/26/22[b]	100	105,250
Corp. Financiera de Desarrollo SA
4.75%, 07/15/25[b]	200	203,250
Southern Copper Corp.
5.88%, 04/23/45	100	87,416
7.50%, 07/27/35	100	103,656

		608,022
PHILIPPINES — 0.45%
Power Sector Assets & Liabilities Management Corp.
7.39%, 12/02/24[b]	100	130,500

		130,500
QATAR — 2.65%
CBQ Finance Ltd.
7.50%, 11/18/19[b]	200	233,700
Ooredoo International Finance Ltd.
5.00%, 10/19/25[b]	200	219,179
Qatari Diar Finance QSC
5.00%, 07/21/20[b]	100	112,295
QNB Finance Ltd.
2.13%, 02/14/18[b]	200	200,532

		765,706
RUSSIA — 9.53%
AK Transneft OJSC Via TransCapitalInvest Ltd.
8.70%, 08/07/18[b]	100	110,480
Alfa Bank AO Via Alfa Bond Issuance PLC
7.75%, 04/28/21[b]	200	206,000
Evraz Group SA
9.50%, 04/24/18[b]	100	106,327
Gazprom OAO Via Gaz Capital SA
4.95%, 02/06/28[b]	200	176,548
6.21%, 11/22/16[b]	100	103,470
7.29%, 08/16/37[b]	100	100,270
9.25%, 04/23/19[b]	100	112,375

Security	Principal (000s)	Value
LUKOIL International Finance BV
6.66%, 06/07/22[b]	$120	$126,000
7.25%, 11/05/19[b]	100	108,020
Mobile Telesystems OJSC via MTS International Funding Ltd.
8.63%, 06/22/20[b]	100	110,876
Rosneft Finance SA
7.25%, 02/02/20[b]	100	105,750
Russian Agricultural Bank OJSC Via RSHB Capital SA
6.30%, 05/15/17[b]	100	102,076
Russian Railways via RZD Capital PLC
5.74%, 04/03/17[b]	100	102,750
Sberbank of Russia Via SB Capital SA
6.13%, 02/07/22[b]	200	205,250
Severstal OAO Via Steel Capital SA
6.70%, 10/25/17[b]	100	105,500
TMK OAO Via TMK Capital SA
7.75%, 01/27/18[b]	200	203,365
VimpelCom Holdings BV
7.50%, 03/01/22[b]	200	210,500
Vnesheconombank Via VEB Finance PLC
6.80%, 11/22/25[b]	100	98,100
6.90%, 07/09/20[b]	100	102,032
VTB Bank OJSC Via VTB Capital SA
6.55%, 10/13/20[b]	100	103,008
6.88%, 05/29/18[b]	150	157,388

		2,756,085
SINGAPORE — 2.13%
DBS Bank Ltd.
3.63%, 09/21/22 (Call 09/21/17)[b],d	200	204,992
Oversea-Chinese Banking Corp. Ltd.
3.75%, 11/15/22 (Call 11/15/17)[b],d	100	102,580
PSA International Pte Ltd.
3.88%, 02/11/21[b]	100	106,184
Puma International Financing SA
6.75%, 02/01/21 (Call 02/01/17)[b]	200	202,312

		616,068
SOUTH AFRICA — 0.96%
AngloGold Ashanti Holdings PLC
5.13%, 08/01/22[c]	100	91,187

18	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® EMERGING MARKETS CORPORATE BOND ETF

October 31, 2015

Security	Principal (000s)	Value
Eskom Holdings SOC Ltd.
5.75%, 01/26/21[b]	$200	$185,758

		276,945
SOUTH KOREA — 5.15%
Hyundai Capital America
2.13%, 10/02/17[b]	50	50,109
2.55%, 02/06/19[b]	100	99,496
Korea Development Bank (The)
3.75%, 01/22/24	200	209,662
3.88%, 05/04/17	200	206,457
Korea East-West Power Co. Ltd.
2.63%, 11/27/18[b]	200	203,161
Korea Gas Corp.
4.25%, 11/02/20[b]	100	108,766
Korea National Oil Corp.
2.75%, 01/23/19[b]	200	202,972
POSCO
4.25%, 10/28/20[b]	100	106,326
Shinhan Bank
2.25%, 04/15/20[b]	200	198,284
Woori Bank Co. Ltd.
6.21%, 05/02/67 (Call 05/02/17)[b],d	100	105,000

		1,490,233
SRI LANKA — 0.69%
Bank of Ceylon
5.33%, 04/16/18[b]	200	198,750

		198,750
THAILAND — 1.76%
Bangkok Bank PCL/Hong Kong
4.80%, 10/18/20[b]	100	108,736
Krung Thai Bank PCL/Cayman Islands
5.20%, 12/26/24 (Call 12/26/19)[b],d	200	203,254
PTT PCL
3.38%, 10/25/22[b]	200	197,241

		509,231
TRINIDAD AND TOBAGO — 0.69%
Consolidated Energy Finance SA
6.75%, 10/15/19 (Call 10/15/16)[b]	200	199,000

		199,000
TURKEY — 2.57%
Akbank TAS
5.00%, 10/24/22[b]	150	148,500
Turkiye Garanti Bankasi AS
5.25%, 09/13/22[b]	200	201,027

Security	Principal (000s)	Value
Turkiye Is Bankasi
3.88%, 11/07/17[b]	$200	$201,500
Yapi ve Kredi Bankasi AS
4.00%, 01/22/20[b]	200	193,935

		744,962
UNITED ARAB EMIRATES — 3.56%
Abu Dhabi National Energy Co.
6.50%, 10/27/36[b]	100	124,376
Abu Dhabi National Energy Co. PJSC
4.13%, 03/13/17[b]	200	205,839
ADCB Finance Cayman Ltd.
2.50%, 03/06/18[b]	200	201,750
Dolphin Energy Ltd.
5.89%, 06/15/19[b]	62	66,480
DP World Ltd.
6.85%, 07/02/37[b]	100	105,625
Dubai Electricity & Water Authority
7.38%, 10/21/20[b]	100	120,950
Emirates NBD PJSC
4.63%, 03/28/17[b]	200	206,000

		1,031,020
UNITED KINGDOM — 0.37%
ICBC Standard Bank PLC
8.13%, 12/02/19[b]	100	108,520

		108,520
UNITED STATES — 0.36%
Flextronics International Ltd.
4.63%, 02/15/20	100	103,750

		103,750
VENEZUELA — 2.02%
Petroleos de Venezuela SA
5.25%, 04/12/17[b]	130	73,125
5.38%, 04/12/27[b]	135	46,913
5.50%, 04/12/37[b]	50	17,100
6.00%, 05/16/24[b]	250	89,687
6.00%, 11/15/26[b]	160	56,544
8.50%, 11/02/17[b]	252	152,862
9.00%, 11/17/21[b]	75	30,960
9.75%, 05/17/35[b]	100	41,500
12.75%, 02/17/22[b]	150	74,625

		583,316

TOTAL CORPORATE BONDS & NOTES
(Cost: $28,666,545)		27,156,541

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (Continued)

iSHARES® EMERGING MARKETS CORPORATE BOND ETF

October 31, 2015

Security	Principal or Shares (000s)	Value
FOREIGN GOVERNMENT OBLIGATIONS[a] — 4.13%

BRAZIL — 1.02%
Banco Nacional de Desenvolvimento Economico e Social
5.50%, 07/12/20[b]	$100	$94,000
6.37%, 06/16/18[b]	100	100,020
6.50%, 06/10/19[b]	100	100,000

		294,020
SOUTH KOREA — 2.15%
Export-Import Bank of Korea
2.88%, 01/21/25	200	196,496
4.00%, 01/11/17	200	205,841
4.38%, 09/15/21	200	219,738

		622,075
UNITED ARAB EMIRATES — 0.96%
International Petroleum Investment Co.
5.00%, 11/15/20[b]	250	279,375

		279,375

TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost: $1,200,661)		1,195,470

SHORT-TERM INVESTMENTS — 3.44%

MONEY MARKET FUNDS — 3.44%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.19%[e],f,g	702	702,274
BlackRock Cash Funds: Prime, SL Agency Shares
0.19%[e],f,g	62	61,521
BlackRock Cash Funds: Treasury, SL Agency Shares
0.02%[e],f	231	231,147

		994,942

TOTAL SHORT-TERM INVESTMENTS
(Cost: $994,942)		994,942

Value
TOTAL INVESTMENTS IN SECURITIES — 101.45%
(Cost: $30,862,148)	$29,346,953
Other Assets, Less Liabilities — (1.45)%	(418,158)

NET ASSETS — 100.00%	$28,928,795

[a]	Investments are denominated in U.S. dollars.
[b]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[c]	All or a portion of this security represents a security on loan. See Note 1.
[d]	Variable rate security. Rate shown is as of report date.
[e]	Affiliated issuer. See Note 2.
[f]	The rate quoted is the annualized seven-day yield of the fund at period end.
[g]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

20	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® EMERGING MARKETS HIGH YIELD BOND ETF

October 31, 2015

Security	Principal (000s)	Value
CORPORATE BONDS & NOTES[a] — 43.72%

ARGENTINA — 0.72%
YPF SA
8.50%, 07/28/25[b]	$525	$516,075
8.75%, 04/04/24[b]	415	420,582
8.88%, 12/19/18[b]	200	206,500

		1,143,157
BARBADOS — 0.26%
Columbus International Inc.
7.38%, 03/30/21 (Call 03/30/18)[b]	400	416,000

		416,000
BRAZIL — 13.64%
Banco Bradesco SA/Cayman Islands
5.90%, 01/16/21[b]	1,200	1,191,000
Banco BTG Pactual SA/Cayman Islands
5.75%, 09/28/22[b]	300	249,360
Banco do Brasil SA
5.38%, 01/15/21[b]	700	658,000
5.88%, 01/19/23[b]	400	349,000
Banco do Brasil SA/Cayman
3.88%, 10/10/22	600	499,500
Banco Votorantim SA
7.38%, 01/21/20[b]	159	156,615
Caixa Economica Federal
4.50%, 10/03/18[b]	750	721,875
7.25%, 07/23/24 (Call 07/23/19)[b,c]	200	158,000
Centrais Eletricas Brasileiras SA
5.75%, 10/27/21[b]	600	477,600
6.88%, 07/30/19[b]	400	356,500
CSN Resources SA
6.50%, 07/21/20[b]	400	232,000
Fibria Overseas Finance Ltd.
5.25%, 05/12/24	250	245,938
Itau Unibanco Holding SA/Cayman Island
2.85%, 05/26/18[b]	800	774,560
5.13%, 05/13/23[b]	1,400	1,263,500
5.65%, 03/19/22[b]	200	189,000
6.20%, 12/21/21[b]	800	808,000

Security	Principal (000s)	Value
JBS Investments GmbH
7.25%, 04/03/24 (Call 04/03/19)[b]	$200	$205,500
7.75%, 10/28/20 (Call 10/28/17)[b]	400	426,200
JBS USA LLC/JBS USA Finance Inc.
5.75%, 06/15/25 (Call 06/15/20)[b]	300	290,250
5.88%, 07/15/24 (Call 07/15/19)[b]	200	196,000
7.25%, 06/01/21 (Call 11/30/15)[b]	450	470,813
8.25%, 02/01/20 (Call 11/30/15)[b]	230	240,925
Minerva Luxembourg SA
7.75%, 01/31/23 (Call 01/31/18)[b]	400	395,000
Odebrecht Drilling Norbe VIII/IX Ltd.
6.35%, 06/30/22 (Call 06/30/20)[b]	369	180,810
Odebrecht Offshore Drilling Finance Ltd.
6.63%, 10/01/23 (Call 10/01/21)[b]	187	61,190
6.75%, 10/01/23 (Call 12/01/21)[b]	544	181,854
Oi SA
5.75%, 02/10/22[b]	600	372,000
Petrobras Global Finance BV
3.00%, 01/15/19	800	663,000
3.25%, 03/17/17	400	381,200
4.38%, 05/20/23	1,000	728,750
4.88%, 03/17/20	600	490,500
5.38%, 01/27/21	1,650	1,342,687
5.63%, 05/20/43	550	360,690
5.75%, 01/20/20	780	665,691
6.25%, 03/17/24	500	400,475
6.85%, 06/05/49	850	583,270
6.88%, 01/20/40	575	414,000
7.25%, 03/17/44	300	223,200
7.88%, 03/15/19	850	805,375
Petrobras International Finance Co. SA
3.50%, 02/06/17	750	724,875
5.88%, 03/01/18	590	557,373
6.75%, 01/27/41	750	529,200
Rio Oil Finance Trust Series 2014-1
6.25%, 07/06/24[b]	675	551,812
Samarco Mineracao SA
5.75%, 10/24/23[b]	600	533,820
Telemar Norte Leste SA
5.50%, 10/23/20[b]	600	408,000

		21,714,908

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (Continued)

iSHARES® EMERGING MARKETS HIGH YIELD BOND ETF

October 31, 2015

Security	Principal (000s)	Value
CHILE — 0.24%
VTR Finance BV
6.88%, 01/15/24 (Call 01/15/19)[b]	$400	$387,000

		387,000
CHINA — 2.64%
Agile Property Holdings Ltd.
8.38%, 02/18/19 (Call 02/18/17)[b]	200	207,059
8.88%, 04/28/17 (Call 11/30/15)[b]	270	274,050
9.88%, 03/20/17[b]	400	417,520
Country Garden Holdings Co. Ltd.
7.25%, 04/04/21 (Call 10/04/17)[b]	200	208,600
7.50%, 03/09/20 (Call 03/09/18)[b]	200	212,052
7.50%, 01/10/23 (Call 01/10/18)[b]	300	310,928
7.88%, 05/27/19 (Call 05/27/17)[b]	200	213,560
Evergrande Real Estate Group Ltd.
8.75%, 10/30/18 (Call 10/30/16)[b]	500	505,650
12.00%, 02/17/20 (Call 02/17/18)[b]	400	437,074
Greentown China Holdings Ltd.
8.50%, 02/04/18 (Call 02/04/16)[b]	200	210,304
KWG Property Holding Ltd.
8.98%, 01/14/19 (Call 01/14/17)[b]	200	212,060
SOHO China Ltd.
5.75%, 11/07/17 (Call 11/30/15)[b]	200	204,500
Sunac China Holdings Ltd.
9.38%, 04/05/18 (Call 04/05/16)[b]	200	212,000
Trillion Chance Ltd.
8.50%, 01/10/19 (Call 01/10/17)[b]	400	409,002
Yancoal International Resources Development Co. Ltd.
5.73%, 05/16/22[b]	200	173,610

		4,207,969
COLOMBIA — 1.41%
Banco Davivienda SA
5.88%, 07/09/22[b]	200	203,250
Banco de Bogota SA
5.38%, 02/19/23[b]	200	199,800
Bancolombia SA
5.13%, 09/11/22	500	495,500
6.13%, 07/26/20	200	212,000
Colombia Telecomunicaciones SA ESP
5.38%, 09/27/22 (Call 09/27/17)[b]	200	178,500

Security	Principal (000s)	Value
Grupo Aval Ltd.
4.75%, 09/26/22[b]	$400	$389,960
Pacific Exploration and Production Corp.
5.13%, 03/28/23 (Call 03/28/18)[b]	400	146,000
5.38%, 01/26/19 (Call 01/26/17)[b]	500	217,500
5.63%, 01/19/25 (Call 01/19/20)[b]	300	112,500
7.25%, 12/12/21 (Call 12/12/16)[b]	200	82,000

		2,237,010
HONG KONG — 1.03%
Bank of East Asia Ltd. (The)
4.25%, 11/20/24 (Call 11/20/19)[b,c]	200	198,355
MCE Finance Ltd.
5.00%, 02/15/21 (Call 02/15/16)[b]	400	374,520
Shimao Property Holdings Ltd.
6.63%, 01/14/20 (Call 01/14/17)[b]	400	417,107
8.13%, 01/22/21 (Call 01/22/18)[b]	200	214,773
8.38%, 02/10/22 (Call 02/10/19)[b]	400	430,711

		1,635,466
INDIA — 1.25%
ABJA Investment Co. Pte Ltd.
4.85%, 01/31/20[b]	200	202,444
5.95%, 07/31/24[b]	200	186,184
ICICI Bank Ltd.
6.38%, 04/30/22 (Call 04/30/17)[b,c]	277	284,257
IDBI Bank Ltd.
3.75%, 01/25/19[b]	200	200,980
IDBI Bank Ltd./DIFC Dubai
4.38%, 03/26/18[b]	200	205,233
Vedanta Resources PLC
6.00%, 01/31/19[b]	400	320,146
7.13%, 05/31/23[b]	200	148,500
8.25%, 06/07/21[b]	200	160,000
9.50%, 07/18/18[b]	300	282,000

		1,989,744
INDONESIA — 3.22%
Majapahit Holding BV
7.75%, 01/20/20[b]	500	564,250
7.88%, 06/29/37[b]	200	224,250
8.00%, 08/07/19[b]	200	225,500

22	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® EMERGING MARKETS HIGH YIELD BOND ETF

October 31, 2015

Security	Principal (000s)	Value
Pelabuhan Indonesia II PT
4.25%, 05/05/25[b]	$600	$550,500
Pertamina Persero PT
4.30%, 05/20/23[b]	500	472,372
4.88%, 05/03/22[b]	400	393,800
5.25%, 05/23/21[b]	400	409,693
5.63%, 05/20/43[b]	400	332,600
6.00%, 05/03/42[b]	400	347,000
6.45%, 05/30/44[b]	400	370,502
6.50%, 05/27/41[b]	200	186,282
Perusahaan Gas Negara Persero Tbk PT
5.13%, 05/16/24[b]	400	396,149
Perusahaan Listrik Negara PT
5.25%, 10/24/42[b]	300	246,750
5.50%, 11/22/21[b]	400	412,672

		5,132,320
JAMAICA — 1.05%
Digicel Group Ltd.
7.13%, 04/01/22 (Call 04/01/17)[b]	400	330,000
8.25%, 09/30/20 (Call 09/30/16)[b]	700	619,500
Digicel Ltd.
6.00%, 04/15/21 (Call 04/15/16)[b]	600	540,000
6.75%, 03/01/23 (Call 03/01/18)[b]	200	180,000

		1,669,500
KAZAKHSTAN — 2.37%
Halyk Savings Bank of Kazakhstan JSC
7.25%, 05/03/17[b]	100	102,032
7.25%, 01/28/21[b]	200	204,200
Kazakhstan Temir Zholy Finance BV
6.38%, 10/06/20[b]	200	195,400
6.95%, 07/10/42[b]	200	164,852
Kazkommertsbank JSC
5.50%, 12/21/22[b]	300	214,716
KazMunaiGaz Finance Sub BV
9.13%, 07/02/18[b]	600	661,668
KazMunayGas National Co. JSC
4.40%, 04/30/23[b]	200	176,000
4.88%, 05/07/25[b]	400	352,000
5.75%, 04/30/43[b]	600	461,851
6.00%, 11/07/44[b]	400	312,608
6.38%, 04/09/21[b]	400	404,120

Security	Principal (000s)	Value
7.00%, 05/05/20[b]	$500	$519,794

		3,769,241
LUXEMBOURG — 0.32%
Millicom International Cellular SA
4.75%, 05/22/20 (Call 05/22/17)[b]	200	176,000
6.00%, 03/15/25 (Call 03/15/20)[b]	200	164,500
6.63%, 10/15/21 (Call 10/15/17)[b]	200	175,000

		515,500
MEXICO — 2.16%
Axtel SAB de CV CPO
9.00%, 01/31/20 (Call 01/31/16)[b,d]	150	153,375
Banco Santander Mexico SA
5.95%, 01/30/24 (Call 01/30/19)[b,c]	400	417,000
BBVA Bancomer SA/Texas
7.25%, 04/22/20[b]	300	333,024
Cemex Finance LLC
6.00%, 04/01/24 (Call 04/01/19)[b]	400	382,000
9.38%, 10/12/22 (Call 10/12/17)[b]	500	543,750
Cemex SAB de CV
5.70%, 01/11/25 (Call 01/11/20)[b]	200	185,000
5.88%, 03/25/19 (Call 03/25/16)[b]	200	202,200
6.13%, 05/05/25 (Call 05/05/20)[b]	200	189,500
6.50%, 12/10/19[b]	400	406,000
7.25%, 01/15/21 (Call 01/15/18)[b]	300	307,500
9.50%, 06/15/18 (Call 06/15/16)[b]	200	215,250
Empresas ICA SAB de CV
8.88%, 05/29/24 (Call 05/29/19)[b]	200	56,000
8.90%, 02/04/21 (Call 02/04/16)[b]	200	55,500

		3,446,099
RUSSIA — 5.51%
Alfa Bank AO Via Alfa Bond Issuance PLC
7.50%, 09/26/19[b]	200	201,662
7.75%, 04/28/21[b]	300	309,000
Alfa Bank OJSC Via Alfa Bond Issuance PLC
7.88%, 09/25/17[b]	200	210,747
ALROSA Finance SA
7.75%, 11/03/20[b]	400	424,000

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (Continued)

iSHARES® EMERGING MARKETS HIGH YIELD BOND ETF

October 31, 2015

Security	Principal (000s)	Value
Bank Otkritie Financial Corp OJSC via OFCB Capital PLC
7.25%, 04/25/18[b]	$200	$202,750
Credit Bank of Moscow Via CBOM Finance PLC
7.70%, 02/01/18[b]	200	201,458
Evraz Group SA
6.50%, 04/22/20[b]	200	193,400
6.75%, 04/27/18[b]	200	201,000
7.40%, 04/24/17[b]	200	206,525
9.50%, 04/24/18[b]	100	106,327
Gazprombank OAO Via GPB Eurobond Finance PLC
7.50%, 12/28/23 (Call 12/28/18)[b,c]	200	180,216
Metalloinvest Finance Ltd.
5.63%, 04/17/20[b]	400	381,000
MMC Norilsk Nickel OJSC via MMC Finance Ltd.
5.55%, 10/28/20[b]	400	401,709
Mobile Telesystems OJSC via MTS International Funding Ltd.
5.00%, 05/30/23[b]	200	184,750
8.63%, 06/22/20[b]	250	277,190
OJSC Novolipetsk Steel via Steel Funding Ltd.
4.45%, 02/19/18[b]	200	199,000
Russian Agricultural Bank OJSC Via RSHB Capital SA
5.10%, 07/25/18[b]	600	597,750
6.30%, 05/15/17[b]	300	306,229
Russian Railways via RZD Capital PLC
5.74%, 04/03/17[b]	500	513,750
Sberbank of Russia Via SB Capital SA
5.13%, 10/29/22[b]	800	748,842
Severstal OAO Via Steel Capital SA
5.90%, 10/17/22[b]	200	194,762
6.70%, 10/25/17[b]	200	211,000
Sibur Securities Ltd.
3.91%, 01/31/18[b]	300	290,250

Security	Principal (000s)	Value
TMK OAO Via TMK Capital SA
6.75%, 04/03/20[b]	$200	$186,740
7.75%, 01/27/18[b]	100	101,682
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC
7.75%, 02/02/21[b]	200	212,644
VimpelCom Holdings BV
5.20%, 02/13/19[b]	200	198,000
5.95%, 02/13/23[b]	300	286,875
7.50%, 03/01/22[b]	450	473,625
VTB Bank OJSC Via VTB Capital SA
6.95%, 10/17/22[b]	600	573,852

		8,776,735
SINGAPORE — 0.36%
Global A&T Electronics Ltd.
10.00%, 02/01/19 (Call 02/01/16)[b]	200	170,000
Puma International Financing SA
6.75%, 02/01/21 (Call 02/01/17)[b]	400	404,624

		574,624
SOUTH AFRICA — 1.93%
AngloGold Ashanti Holdings PLC
5.13%, 08/01/22	300	273,562
5.38%, 04/15/20	300	288,030
Eskom Holdings SOC Ltd.
5.75%, 01/26/21[b]	400	371,516
6.75%, 08/06/23[b]	400	371,400
7.13%, 02/11/25[b]	360	333,900
Gold Fields Orogen Holding BVI Ltd.
4.88%, 10/07/20[b]	400	324,000
Myriad International Holdings BV
6.00%, 07/18/20[b]	800	852,128
6.38%, 07/28/17[b]	250	262,141

		3,076,677
SOUTH KOREA — 0.32%
Woori Bank Co. Ltd.
5.00%, 06/10/45 (Call 06/10/20)[b,c]	200	199,547
6.21%, 05/02/67 (Call 05/02/17)[b,c]	300	315,000

		514,547

24	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® EMERGING MARKETS HIGH YIELD BOND ETF

October 31, 2015

Security	Principal (000s)	Value
SRI LANKA — 0.39%
Bank of Ceylon
5.33%, 04/16/18[b]	$200	$198,750
6.88%, 05/03/17[b]	200	205,000
National Savings Bank
8.88%, 09/18/18[b]	200	213,750

		617,500
THAILAND — 0.13%
Krung Thai Bank PCL/Cayman Islands
5.20%, 12/26/24 (Call 12/26/19)[b,c]	200	203,254

		203,254
TRINIDAD AND TOBAGO — 0.45%
Consolidated Energy Finance SA
6.75%, 10/15/19 (Call 10/15/16)[b]	400	398,000
Petroleum Co. of Trinidad & Tobago Ltd.
9.75%, 08/14/19[b]	300	321,000

		719,000
TURKEY — 0.86%
Finansbank AS/Turkey
6.25%, 04/30/19[b]	200	208,824
Turkiye Is Bankasi AS
6.00%, 10/24/22[b]	400	392,500
Turkiye Vakiflar Bankasi TAO
6.00%, 11/01/22[b]	200	190,300
6.88%, 02/03/25 (Call 02/03/20)[b,c]	200	193,930
Yapi ve Kredi Bankasi AS
5.50%, 12/06/22[b]	400	382,460

		1,368,014
UKRAINE — 0.12%
Metinvest BV
8.75%, 02/14/18[b]	300	186,048

		186,048
UNITED KINGDOM — 0.20%
ICBC Standard Bank PLC
8.13%, 12/02/19[b]	100	108,520
Sable International Finance Ltd.
6.88%, 08/01/22 (Call 08/01/18)[b]	200	203,500

		312,020

Security	Principal (000s)	Value
UNITED STATES — 0.35%
Flextronics International Ltd.
4.75%, 06/15/25 (Call 03/15/25)[b]	$200	$195,000
5.00%, 02/15/23	350	357,437

		552,437
VENEZUELA — 2.79%
Petroleos de Venezuela SA
5.25%, 04/12/17[b]	910	511,875
5.38%, 04/12/27[b]	1,070	371,825
5.50%, 04/12/37[b]	470	160,740
6.00%, 05/16/24[b]	1,564	561,085
6.00%, 11/15/26[b]	1,300	459,420
8.50%, 11/02/17[b]	1,971	1,197,185
9.00%, 11/17/21[b]	935	385,968
9.75%, 05/17/35[b]	880	365,200
12.75%, 02/17/22[b]	850	422,875

		4,436,173

TOTAL CORPORATE BONDS & NOTES
(Cost: $77,557,798)		69,600,943

FOREIGN GOVERNMENT OBLIGATIONS[a] — 53.54%

ARGENTINA — 2.12%
Argentine Republic Government International Bond
0.00%, 12/31/33[e]	1,290	1,431,761
2.50%, 12/31/38[e]	1,739	1,101,656
8.28%, 12/31/33[e]	463	502,000
8.75%, 06/02/17[e]	307	335,398

		3,370,815
BRAZIL — 6.39%
Banco Nacional de Desenvolvimento Economico e Social
4.00%, 04/14/19[b]	1,000	937,000
5.75%, 09/26/23[b]	800	708,000
Brazilian Government International Bond
4.25%, 01/07/25	2,000	1,772,500
4.88%, 01/22/21	1,600	1,573,600
5.00%, 01/27/45	1,100	825,000
5.88%, 01/15/19	1,500	1,599,000
7.13%, 01/20/37	1,500	1,458,750
10.13%, 05/15/27	1,000	1,306,250

		10,180,100

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (Continued)

iSHARES® EMERGING MARKETS HIGH YIELD BOND ETF

October 31, 2015

Security	Principal (000s)	Value
COSTA RICA — 0.66%
Costa Rica Government International Bond
4.25%, 01/26/23[b]	$200	$180,000
5.63%, 04/30/43[b]	200	152,500
7.00%, 04/04/44[b]	400	360,000
7.16%, 03/12/45[b]	400	361,000

		1,053,500
CROATIA — 1.97%
Croatia Government International Bond
5.50%, 04/04/23[b]	400	412,000
6.00%, 01/26/24[b]	600	635,250
6.25%, 04/27/17[b]	500	523,280
6.38%, 03/24/21[b]	400	430,500
6.63%, 07/14/20[b]	500	543,425
6.75%, 11/05/19[b]	550	598,298

		3,142,753
DOMINICAN REPUBLIC — 1.71%
Dominican Republic International Bond
5.50%, 01/27/25[b]	600	592,500
5.88%, 04/18/24[b]	200	203,500
6.60%, 01/28/24[b]	100	106,250
6.85%, 01/27/45[b]	700	698,250
7.45%, 04/30/44[b]	450	474,750
7.50%, 05/06/21[b]	600	652,500

		2,727,750
ECUADOR — 0.59%
Ecuador Government International Bond
7.95%, 06/20/24[b]	800	608,000
10.50%, 03/24/20[b]	400	332,000

		940,000
EGYPT — 0.54%
Egypt Government International Bond
5.75%, 04/29/20[b]	200	205,380
5.88%, 06/11/25[b]	600	561,000
6.88%, 04/30/40[b]	100	89,600

		855,980

Security	Principal (000s)	Value
EL SALVADOR — 0.87%
El Salvador Government International Bond
5.88%, 01/30/25[b]	$300	$266,250
6.38%, 01/18/27[b]	250	223,125
7.63%, 02/01/41[b]	150	134,625
7.65%, 06/15/35[b]	330	299,062
7.75%, 01/24/23[b]	260	263,900
8.25%, 04/10/32[b]	200	199,250

		1,386,212
GUATEMALA — 0.32%
Guatemala Government Bond
4.88%, 02/13/28[b]	300	292,500
5.75%, 06/06/22[b]	200	212,000

		504,500
HUNGARY — 3.63%
Hungary Government International Bond
4.00%, 03/25/19	200	209,500
4.13%, 02/19/18	410	429,274
5.38%, 02/21/23	760	836,091
5.38%, 03/25/24	600	663,000
5.75%, 11/22/23	700	788,375
6.25%, 01/29/20	720	812,815
6.38%, 03/29/21	900	1,034,910
7.63%, 03/29/41	432	589,093
Magyar Export-Import Bank Zrt
4.00%, 01/30/20[b]	200	203,500
5.50%, 02/12/18[b]	200	212,250

		5,778,808
INDONESIA — 6.45%
Indonesia Government International Bond
3.38%, 04/15/23[b]	570	543,106
3.75%, 04/25/22[b]	500	495,022
4.13%, 01/15/25[b]	600	586,160
4.63%, 04/15/43[b]	600	542,428
4.88%, 05/05/21[b]	700	735,426
5.13%, 01/15/45[b]	600	562,647
5.25%, 01/17/42[b]	800	759,600
5.38%, 10/17/23[b]	400	428,665
5.88%, 03/13/20[b]	626	694,567
5.88%, 01/15/24[b]	600	662,468

26	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® EMERGING MARKETS HIGH YIELD BOND ETF

October 31, 2015

Security	Principal (000s)	Value
6.63%, 02/17/37[b]	$400	$439,600
6.75%, 01/15/44[b]	600	679,013
6.88%, 03/09/17[b]	400	428,200
6.88%, 01/17/18[b]	500	549,266
7.75%, 01/17/38[b]	600	740,700
8.50%, 10/12/35[b]	500	655,600
11.63%, 03/04/19[b]	600	768,217

		10,270,685
JAMAICA — 0.77%
Jamaica Government International Bond
7.63%, 07/09/25	400	436,000
7.88%, 07/28/45	200	202,000
8.00%, 06/24/19	150	163,500
8.00%, 03/15/39	400	432,500

		1,234,000
LEBANON — 2.32%
Lebanese Republic
6.65%, 02/26/30[b]	450	445,500
Lebanon Government International Bond
5.15%, 11/12/18[b]	450	450,405
5.80%, 04/14/20[b]	200	200,040
6.00%, 05/20/19[b]	300	302,547
6.15%, 06/19/20	200	202,290
6.20%, 02/26/25[b]	200	197,000
6.38%, 03/09/20	400	407,500
8.25%, 04/12/2[b]	800	880,192
9.00%, 03/20/17	570	601,139

		3,686,613
MOROCCO — 0.44%
Morocco Government International Bond
4.25%, 12/11/22[b]	492	495,444
5.50%, 12/11/42[b]	200	200,400

		695,844
NIGERIA — 0.37%
Nigeria Government International Bond
5.13%, 07/12/18[b]	200	198,000
6.38%, 07/12/23[b]	200	188,000
6.75%, 01/28/21[b]	200	197,050

		583,050

Security	Principal (000s)	Value
PAKISTAN — 0.56%
Pakistan Government International Bond
6.88%, 06/01/17[b]	$200	$207,067
7.25%, 04/15/19[b]	200	207,800
8.25%, 04/15/24[b]	450	479,587

		894,454
RUSSIA — 8.03%
Russian Foreign Bond – Eurobond
3.25%, 04/04/17[b]	800	806,120
3.50%, 01/16/19[b]	600	605,250
4.50%, 04/04/22[b]	600	613,500
4.88%, 09/16/23[b]	600	620,220
5.00%, 04/29/20[b]	1,100	1,156,375
5.63%, 04/04/42[b]	1,000	996,500
5.88%, 09/16/43[b]	600	615,900
7.50%, 03/31/30[b,d]	4,136	4,919,000
11.00%, 07/24/18[b]	1,100	1,315,050
12.75%, 06/24/28[b]	700	1,141,000

		12,788,915
SERBIA — 1.22%
Republic of Serbia
4.88%, 02/25/20[b]	600	618,750
5.25%, 11/21/17[b]	200	208,376
5.88%, 12/03/18[b]	400	424,648
7.25%, 09/28/21[b]	600	685,740

		1,937,514
SRI LANKA — 1.05%
Sri Lanka Government International Bond
5.88%, 07/25/22[b]	328	315,700
6.00%, 01/14/19[b]	400	401,638
6.25%, 10/04/20[b]	450	451,800
6.25%, 07/27/21[b]	499	495,020

		1,664,158
TURKEY — 9.20%
Export Credit Bank of Turkey
5.00%, 09/23/21[b]	200	199,711
5.38%, 11/04/16[b]	200	205,517
Turkey Government International Bond
3.25%, 03/23/23	554	515,009
4.25%, 04/14/26	600	576,000

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (Continued)

iSHARES® EMERGING MARKETS HIGH YIELD BOND ETF

October 31, 2015

Security	Principal (000s)	Value
4.88%, 04/16/43	$900	$810,270
5.13%, 03/25/22	442	462,289
5.63%, 03/30/21	650	698,750
5.75%, 03/22/24	600	647,250
5.88%, 04/24/19[b]	200	209,428
6.00%, 01/14/41	1,000	1,051,200
6.25%, 09/26/22	800	888,000
6.63%, 02/17/45	600	690,000
6.75%, 04/03/18	750	815,625
6.75%, 05/30/40	575	655,500
6.88%, 03/17/36	770	885,515
7.00%, 03/11/19	500	557,875
7.00%, 06/05/20	550	623,123
7.25%, 03/05/38	210	252,525
7.38%, 02/05/25	1,020	1,219,991
7.50%, 07/14/17	600	650,130
7.50%, 11/07/19	550	629,998
8.00%, 02/14/34	563	720,640
11.88%, 01/15/30	404	674,680

		14,639,026
UKRAINE — 1.36%
Ukraine Government International Bond
6.58%, 11/21/16[b]	350	268,504
6.75%, 11/14/17[b]	200	152,800
7.50%, 04/17/23[b]	400	303,750
7.75%, 09/23/20[b]	600	447,363
7.80%, 11/28/22[b]	800	603,433
7.95%, 02/23/21[b]	500	389,481

		2,165,331
VENEZUELA — 2.57%
Venezuela Government International Bond
6.00%, 12/09/20[b]	605	228,388
7.00%, 12/01/18[b]	300	130,500
7.00%, 03/31/38[b]	350	130,375
7.65%, 04/21/25	608	229,520
7.75%, 10/13/19[b]	750	296,250
8.25%, 10/13/24[b]	675	256,500
9.00%, 05/07/23[b]	695	272,787
9.25%, 09/15/27	1,445	632,187
9.25%, 05/07/28[b]	620	243,350
9.38%, 01/13/34	385	154,963

Security	Principal or Shares (000s)	Value
11.75%, 10/21/26[b]	$950	$420,375
11.95%, 08/05/31[b]	1,095	492,750
12.75%, 08/23/22[b]	900	427,500
13.63%, 08/15/18	300	179,400

		4,094,845
VIETNAM — 0.40%
Vietnam Government International Bond
4.80%, 11/19/24[b]	400	392,646
6.75%, 01/29/20[b]	220	243,712

		636,358

TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost: $89,663,613)		85,231,211

SHORT-TERM INVESTMENTS — 1.13%

MONEY MARKET FUNDS — 1.13%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.02%[f,g]	1,804	1,804,380

		1,804,380

TOTAL SHORT-TERM INVESTMENTS
(Cost: $1,804,380)		1,804,380

TOTAL INVESTMENTS IN SECURITIES — 98.39%
(Cost: $169,025,791)		156,636,534
Other Assets, Less Liabilities — 1.61%		2,562,943

NET ASSETS — 100.00%		$159,199,477

CPO — Certificates of Participation (Ordinary)

[a]	Investments are denominated in U.S. dollars.
[b]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[c]	Variable rate security. Rate shown is as of report date.
[d]	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
[e]	Issuer is in default of interest payments.
[f]	Affiliated issuer. See Note 2.
[g]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

28	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® EMERGING MARKETS LOCAL CURRENCY BOND ETF

October 31, 2015

Security	Principal (000s)		Value
FOREIGN GOVERNMENT OBLIGATIONS — 94.52%

BRAZIL — 11.81%
Brazil Letras do Tesouro Nacional
0.00%, 01/01/16	BRL	34,657	$8,818,312
0.00%, 04/01/16	BRL	30,648	7,541,943
0.00%, 07/01/16	BRL	30,279	7,181,913
0.00%, 10/01/16	BRL	27,639	6,311,552
0.00%, 01/01/17	BRL	18,783	4,136,594
0.00%, 07/01/17	BRL	4,286	876,480
0.00%, 01/01/18	BRL	19,600	3,718,247
0.00%, 07/01/18	BRL	15,770	2,780,251
0.00%, 01/01/19	BRL	18,783	3,070,180
Brazil Notas do Tesouro Nacional Series F
10.00%, 01/01/18	BRL	3,527	829,259
10.00%, 01/01/19	BRL	2,138	481,991
10.00%, 01/01/21	BRL	30,845	6,496,675
10.00%, 01/01/23	BRL	18,920	3,771,441
10.00%, 01/01/25	BRL	23,050	4,402,464
Brazilian Government International Bond
8.50%, 01/05/24	BRL	500	106,670
10.25%, 01/10/28	BRL	1,420	302,941
12.50%, 01/05/16	BRL	1,400	359,684
12.50%, 01/05/22	BRL	1,633	419,015

			61,605,612
CHILE — 0.32%
Bonos del Banco Central de Chile en Pesos
4.50%, 04/01/20	CLP	220,000	322,180
4.50%, 06/01/20	CLP	475,000	695,177
6.00%, 02/01/21	CLP	35,000	54,813
Chile Government International Bond
5.50%, 08/05/20	CLP	416,000	624,408

			1,696,578
COLOMBIA — 3.43%
Colombia Government International Bond
7.75%, 04/14/21	COP	496,000	174,548
9.85%, 06/28/27	COP	2,998,000	1,207,391
Colombian TES
6.00%, 04/28/28	COP	4,545,000	1,299,454

Security	Principal (000s)		Value
7.00%, 09/11/19	COP	6,790,000	$2,354,546
7.00%, 05/04/22	COP	4,322,000	1,461,568
7.25%, 06/15/16	COP	1,465,000	511,764
7.50%, 08/26/26	COP	6,673,800	2,225,580
7.75%, 09/18/30	COP	2,050,000	670,401
10.00%, 07/24/24	COP	7,616,000	2,992,584
11.00%, 07/24/20	COP	8,156,000	3,250,976
11.25%, 10/24/18	COP	4,568,000	1,767,929

			17,916,741
CZECH REPUBLIC — 3.60%
Czech Republic Government Bond
0.85%, 03/17/18[a]	CZK	35,030	1,462,660
1.50%, 10/29/19[a]	CZK	13,470	583,225
3.75%, 09/12/20[a]	CZK	41,490	2,005,227
3.85%, 09/29/21[a]	CZK	38,940	1,950,013
4.00%, 04/11/17[a]	CZK	36,110	1,565,260
4.20%, 12/04/36[a]	CZK	47,880	2,904,699
4.60%, 08/18/18[a]	CZK	38,470	1,777,459
4.70%, 09/12/22[a]	CZK	22,760	1,215,434
5.00%, 04/11/19[a]	CZK	33,270	1,594,671
5.70%, 05/25/24[a]	CZK	37,010	2,200,397
6.95%, 01/26/16[a]	CZK	37,290	1,546,003

			18,805,048
HUNGARY — 3.01%
Hungary Government Bond
3.50%, 06/24/20	HUF	642,690	2,387,143
4.00%, 04/25/18	HUF	284,340	1,064,661
5.50%, 02/12/16	HUF	140,490	505,918
5.50%, 12/20/18	HUF	211,430	829,517
5.50%, 06/24/25	HUF	299,780	1,246,233
6.00%, 11/24/23	HUF	441,220	1,856,798
6.50%, 06/24/19	HUF	701,550	2,854,761
6.75%, 11/24/17	HUF	142,700	564,149
7.00%, 06/24/22	HUF	615,300	2,683,041
7.50%, 11/12/20	HUF	396,400	1,729,378

			15,721,599
INDONESIA — 4.36%
Indonesia Treasury Bond
5.63%, 05/15/23	IDR	28,130,000	1,681,388
6.63%, 05/15/33	IDR	22,700,000	1,281,482
7.00%, 05/15/22	IDR	26,240,000	1,738,099

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (Continued)

iSHARES® EMERGING MARKETS LOCAL CURRENCY BOND ETF

October 31, 2015

Security	Principal (000s)		Value
7.88%, 04/15/19	IDR	50,358,000	$3,576,696
8.25%, 06/15/32	IDR	41,286,000	2,757,166
8.38%, 03/15/24	IDR	13,138,000	934,974
8.38%, 09/15/26	IDR	6,000,000	423,890
8.38%, 03/15/34	IDR	12,674,000	863,073
9.50%, 07/15/31	IDR	74,295,000	5,563,644
10.00%, 07/15/17	IDR	4,736,000	353,860
10.00%, 09/15/24	IDR	5,860,000	451,949
10.00%, 02/15/28	IDR	9,815,000	758,267
10.50%, 07/15/38	IDR	4,860,000	396,182
11.00%, 11/15/20	IDR	15,732,000	1,251,698
11.00%, 09/15/25	IDR	8,485,000	695,662

			22,728,030
ISRAEL — 4.28%
Israel Government Bond – Fixed
2.25%, 05/31/19	ILS	4,169	1,144,423
4.00%, 01/31/18	ILS	11,175	3,135,118
4.25%, 03/31/23	ILS	14,051	4,333,390
5.00%, 01/31/20	ILS	6,909	2,107,869
5.50%, 02/28/17	ILS	8,658	2,401,316
5.50%, 01/31/22	ILS	3,150	1,026,807
5.50%, 01/31/42	ILS	5,202	1,919,141
6.00%, 02/28/19	ILS	12,185	3,732,454
6.25%, 10/30/26	ILS	3,650	1,332,317
Israel Government Bond – Shahar
6.50%, 01/31/16	ILS	4,545	1,195,933

			22,328,768
MALAYSIA — 4.09%
Malaysia Government Bond
3.26%, 03/01/18	MYR	10,000	2,319,088
3.49%, 03/31/20	MYR	6,899	1,585,999
3.50%, 05/31/27	MYR	3,546	752,419
3.73%, 06/15/28	MYR	1,800	392,799
4.01%, 09/15/17	MYR	14,314	3,400,708
4.05%, 09/30/21	MYR	3,374	784,753
4.13%, 04/15/32	MYR	6,504	1,444,975
4.39%, 04/15/26	MYR	10,565	2,484,865
4.50%, 04/15/30	MYR	3,300	777,359
4.94%, 09/30/43	MYR	1,975	474,230
5.73%, 07/30/19	MYR	21,250	5,294,544

Security	Principal (000s)		Value
Malaysia Government Investment Issue
4.17%, 04/30/21	MYR	7,098	$1,641,396

			21,353,135
MEXICO — 9.44%
Mexican Bonos
5.00%, 06/15/17	MXN	23,466	1,443,496
6.25%, 06/16/16	MXN	25,955	1,597,147
6.50%, 06/10/21	MXN	61,634	3,928,068
7.25%, 12/15/16	MXN	57,670	3,629,211
7.50%, 06/03/27	MXN	91,260	6,083,459
7.75%, 12/14/17	MXN	48,350	3,145,998
7.75%, 05/29/31	MXN	31,508	2,143,209
7.75%, 11/13/42	MXN	45,649	3,099,053
8.00%, 12/17/15	MXN	27,900	1,696,558
8.00%, 06/11/20	MXN	10,320	697,113
8.00%, 12/07/23	MXN	56,846	3,914,578
8.50%, 12/13/18	MXN	104,493	7,010,777
8.50%, 11/18/38	MXN	27,030	1,973,923
10.00%, 12/05/24	MXN	76,499	5,924,235
10.00%, 11/20/36	MXN	35,226	2,936,560

			49,223,385
NIGERIA — 1.32%
Nigeria Government Bond
10.00%, 07/23/30	NGN	253,200	885,723
13.05%, 08/16/16	NGN	288,600	1,474,825
14.20%, 03/14/24	NGN	322,620	1,681,579
15.10%, 04/27/17	NGN	220,926	1,148,638
16.39%, 01/27/22	NGN	294,287	1,675,388

			6,866,153
PERU — 1.05%
Peru Government Bond
5.70%, 08/12/24	PEN	1,895	534,010
6.85%, 02/12/42	PEN	2,410	666,806
6.90%, 08/12/37	PEN	781	222,792
6.95%, 08/12/31	PEN	3,112	912,280
8.20%, 08/12/26	PEN	9,570	3,140,376

			5,476,264
PHILIPPINES — 4.46%
Philippine Government Bond
2.88%, 05/22/17	PHP	63,740	1,364,352
3.88%, 11/22/19	PHP	83,220	1,803,787

30	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® EMERGING MARKETS LOCAL CURRENCY BOND ETF

October 31, 2015

Security	Principal (000s)		Value
4.00%, 12/06/22	PHP	44,000	$950,877
4.13%, 08/20/24	PHP	50,000	1,095,387
4.63%, 09/09/40	PHP	53,500	1,133,601
5.00%, 08/18/18	PHP	116,380	2,603,114
6.38%, 01/19/22	PHP	67,798	1,682,859
7.00%, 01/27/16	PHP	53,896	1,163,876
7.00%, 03/31/17	PHP	23,140	522,953
8.00%, 07/19/31	PHP	43,300	1,330,731
8.13%, 12/16/35	PHP	130,715	4,003,578
8.50%, 11/29/32	PHP	45,430	1,445,871
Philippine Government International Bond
4.95%, 01/15/21	PHP	126,000	2,798,804
6.25%, 01/14/36	PHP	57,000	1,352,563

			23,252,353
POLAND — 4.48%
Poland Government Bond
0.00%, 01/25/16	PLN	11,621	3,006,259
1.50%, 04/25/20	PLN	6,690	1,697,704
3.25%, 07/25/19	PLN	7,334	1,996,495
3.25%, 07/25/25	PLN	12,397	3,379,982
3.75%, 04/25/18	PLN	3,778	1,028,808
4.00%, 10/25/23	PLN	7,500	2,148,475
4.75%, 10/25/16	PLN	10,657	2,851,273
4.75%, 04/25/17	PLN	4,682	1,271,468
5.00%, 04/25/16	PLN	5,774	1,523,186
5.25%, 10/25/20	PLN	6,644	1,980,100
5.50%, 10/25/19	PLN	3,477	1,025,549
5.75%, 09/23/22	PLN	4,686	1,471,434

			23,380,733
ROMANIA — 2.03%
Romania Government Bond
4.75%, 06/24/19	RON	4,700	1,279,469
5.60%, 11/28/18	RON	3,680	1,020,110
5.75%, 01/27/16	RON	4,040	1,017,377
5.85%, 04/26/23	RON	12,170	3,567,229
5.90%, 07/26/17	RON	4,960	1,330,577
6.75%, 06/11/17	RON	3,180	859,199
Romanian Government International Bond
4.75%, 08/29/16	RON	5,820	1,491,867

			10,565,828

Security	Principal (000s)		Value
RUSSIA — 3.41%
Russian Federal Bond – OFZ
6.00%, 05/11/16	RUB	34,778	$533,927
6.20%, 01/31/18	RUB	76,303	1,105,358
6.70%, 05/15/19	RUB	43,201	611,829
6.80%, 12/11/19	RUB	167,888	2,360,547
7.00%, 01/25/23	RUB	127,000	1,699,082
7.05%, 01/19/28	RUB	60,500	762,650
7.40%, 04/19/17	RUB	99,240	1,499,203
7.40%, 06/14/17	RUB	102,560	1,542,257
7.50%, 03/15/18	RUB	65,773	976,933
7.50%, 02/27/19	RUB	84,000	1,226,110
7.60%, 04/14/21	RUB	165,048	2,343,727
8.15%, 02/03/27	RUB	208,849	2,905,065
Russian Foreign Bond – Eurobond
7.85%, 03/10/18[a]	RUB	15,000	224,176

			17,790,864
SOUTH AFRICA — 4.27%
South Africa Government Bond
6.25%, 03/31/36	ZAR	56,809	3,080,815
6.50%, 02/28/41	ZAR	49,808	2,707,117
6.75%, 03/31/21	ZAR	39,820	2,744,382
7.25%, 01/15/20	ZAR	16,428	1,171,062
8.00%, 01/31/30	ZAR	25,760	1,753,075
8.25%, 09/15/17	ZAR	37,474	2,771,455
8.50%, 01/31/37	ZAR	14,680	1,009,412
8.75%, 02/28/48	ZAR	41,066	2,866,097
10.50%, 12/21/26	ZAR	47,274	3,952,497
13.50%, 09/15/16	ZAR	2,667	203,877

			22,259,789
SOUTH KOREA — 20.33%
Korea Monetary Stabilization Bond
1.71%, 04/02/17	KRW	5,490,800	4,821,722
2.90%, 12/02/15	KRW	9,439,100	8,289,816
Korea Treasury Bond
2.75%, 09/10/17	KRW	2,883,710	2,580,681
2.75%, 12/10/44	KRW	1,053,000	1,016,895
3.00%, 12/10/42	KRW	5,425,970	5,463,903
3.13%, 03/10/19	KRW	7,496,670	6,878,616
3.50%, 03/10/17	KRW	7,412,000	6,664,526

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (Continued)

iSHARES® EMERGING MARKETS LOCAL CURRENCY BOND ETF

October 31, 2015

Security	Principal (000s)		Value
3.50%, 03/10/24	KRW	7,562,430	$7,364,821
3.75%, 06/10/22	KRW	3,000,000	2,926,345
3.75%, 12/10/33	KRW	3,981,410	4,285,486
4.00%, 03/10/16	KRW	7,809,600	6,910,987
4.00%, 12/10/31	KRW	4,070,800	4,432,121
4.25%, 06/10/21	KRW	4,656,000	4,599,395
4.75%, 12/10/30	KRW	3,921,000	4,561,092
5.00%, 09/10/16	KRW	5,514,000	4,977,908
5.00%, 06/10/20	KRW	7,228,000	7,234,594
5.25%, 03/10/27	KRW	5,000,000	5,749,792
5.50%, 09/10/17	KRW	4,274,600	4,012,286
5.50%, 12/10/29	KRW	5,713,290	7,023,631
5.75%, 09/10/18	KRW	6,400,000	6,247,080

			106,041,697
THAILAND — 4.40%
Thailand Government Bond
3.58%, 12/17/27	THB	144,572	4,370,592
3.65%, 12/17/21	THB	30,650	919,642
3.78%, 06/25/32	THB	61,242	1,846,756
3.80%, 06/14/41	THB	30,000	869,673
3.85%, 12/12/25	THB	84,479	2,625,090
3.88%, 06/13/19	THB	37,770	1,134,167
4.13%, 11/18/16	THB	26,230	757,331
4.26%, 12/12/37[a]	THB	67,970	2,096,861
4.85%, 06/17/61	THB	14,000	473,081
4.88%, 06/22/29	THB	49,500	1,708,114
5.13%, 03/13/18	THB	38,187	1,160,292
5.67%, 03/13/28	THB	99,420	3,593,292
6.15%, 07/07/26	THB	37,899	1,401,712

			22,956,603
TURKEY — 4.43%
Turkey Government Bond
6.30%, 02/14/18	TRY	10,426	3,321,237
8.00%, 03/12/25	TRY	2,500	777,064
8.50%, 07/10/19	TRY	11,478	3,784,476
8.50%, 09/14/22	TRY	9,500	3,050,728
8.80%, 09/27/23	TRY	6,874	2,245,217
9.00%, 01/27/16	TRY	14,588	4,994,554
9.00%, 07/24/24	TRY	4,123	1,355,169
10.50%, 01/15/20	TRY	10,095	3,564,247

			23,092,692

TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost: $581,146,058)			493,061,872

Security	Shares (000s)	Value
SHORT-TERM INVESTMENTS — 0.05%

MONEY MARKET FUNDS — 0.05%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.02%[b,c]	244	$244,291

		244,291

TOTAL SHORT-TERM INVESTMENTS
(Cost: $244,291)		244,291

TOTAL INVESTMENTS IN SECURITIES — 94.57%
(Cost: $581,390,349)		493,306,163
Other Assets, Less Liabilities — 5.43%		27,225,969

NET ASSETS — 100.00%		$520,532,132

BRL	— Brazilian Real
CLP	— Chilean Peso
COP	— Colombian Peso
CZK	— Czech Koruna
HUF	— Hungarian Forint
IDR	— Indonesian Rupiah
ILS	— Israeli Shekel
KRW	— South Korean Won
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NGN	— Nigerian Naira
PEN	— Peru Nuevo Sol
PHP	— Philippine Peso
PLN	— Polish Zloty
RON	— Romanian Leu
RUB	— New Russian Ruble
THB	— Thai Baht
TRY	— Turkish Lira
ZAR	— South African Rand

[a]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

32	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® GLOBAL HIGH YIELD CORPORATE BOND ETF

October 31, 2015

Security	Principal (000s)		Value
CORPORATE BONDS & NOTES — 96.92%

AUSTRALIA — 0.43%
FMG Resources August 2006 Pty Ltd.
6.88%, 04/01/22 (Call 04/01/17)[a,b]	USD	125	$89,376
8.25%, 11/01/19 (Call 11/30/15)[a,b]	USD	125	105,625
9.75%, 03/01/22 (Call 03/01/18)[a,b]	USD	225	224,156
Origin Energy Finance Ltd.
4.00%, 09/16/74 (Call 09/16/19)[c,d]	EUR	100	96,933

			516,090

AUSTRIA — 0.17%
Raiffeisen Bank International AG
4.50%, 02/21/25 (Call 02/21/20)[c,d]	EUR	100	91,962
6.63%, 05/18/21	EUR	100	114,884

			206,846

BELGIUM — 0.20%
Barry Callebaut Services NV
5.63%, 06/15/21[c]	EUR	100	129,796
Telenet Finance VI Luxembourg SCA
4.88%, 07/15/27 (Call 07/15/21)[c]	EUR	100	107,427

			237,223

CANADA — 2.59%
1011778 BC ULC/New Red Finance Inc.
4.63%, 01/15/22 (Call 10/01/17)[a]	USD	100	101,500
6.00%, 04/01/22 (Call 10/01/17)[a,b]	USD	325	338,812
Air Canada
6.75%, 10/01/19 (Call 10/01/16)[a]	USD	50	52,750
7.63%, 10/01/19 (Call 10/01/16)[a]	CAD	25	20,398
7.75%, 04/15/21[a]	USD	25	26,094
Armtec Holdings Ltd.
8.88%, 09/22/17 (Call 11/30/15)[e]	CAD	6	46
Athabasca Oil Corp.
7.50%, 11/19/17 (Call 11/30/15)[c]	CAD	50	29,809
Baytex Energy Corp.
6.63%, 07/19/22 (Call 07/19/17)	CAD	50	34,012

Security	Principal (000s)		Value
Bombardier Inc.
4.75%, 04/15/19[a]	USD	100	$86,500
5.50%, 09/15/18[a,b]	USD	150	140,625
5.75%, 03/15/22[a]	USD	50	38,650
6.00%, 10/15/22 (Call 04/15/17)[a,b]	USD	100	77,000
6.13%, 05/15/21[c]	EUR	100	97,762
6.13%, 01/15/23[a]	USD	150	116,250
7.50%, 03/15/25 (Call 03/15/20)[a,b]	USD	150	117,000
7.75%, 03/15/20[a]	USD	100	87,250
Brookfield Residential Properties Inc.
6.50%, 12/15/20 (Call 12/15/15)[a,b]	USD	50	49,875
Brookfield Residential Properties Inc./Brookfield Residential U.S. Corp.
6.13%, 07/01/22 (Call 07/01/17)[a]	USD	25	24,438
Canadian Energy Services & Technology Corp.
7.38%, 04/17/20 (Call 04/17/17)	CAD	25	18,630
Cascades Inc.
5.50%, 07/15/21 (Call 07/15/17)[a]	CAD	25	18,630
Centric Health Corp.
8.63%, 04/18/18 (Call 04/18/16)	CAD	19	11,327
CHC Helicopter SA
9.25%, 10/15/20 (Call 11/30/15)[b]	USD	90	51,300
Corus Entertainment Inc.
4.25%, 02/11/20[c]	CAD	50	35,828
Cott Beverages Inc.
5.38%, 07/01/22 (Call 07/01/17)	USD	50	49,750
6.75%, 01/01/20 (Call 01/01/17)	USD	100	105,750
Gateway Casinos & Entertainment Ltd.
8.50%, 11/26/20 (Call 11/26/16)[a]	CAD	25	18,487
Gibson Energy Inc.
5.38%, 07/15/22 (Call 07/15/17)[a]	CAD	50	35,636
Great Canadian Gaming Corp.
6.63%, 07/25/22 (Call 07/25/17)[a]	CAD	50	38,885
Jupiter Resources Inc.
8.50%, 10/01/22 (Call 10/01/17)[a]	USD	75	39,563
Lundin Mining Corp.
7.50%, 11/01/20 (Call 11/01/17)[a,b]	USD	50	50,500
7.88%, 11/01/22 (Call 11/01/18)[a]	USD	50	50,000

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (Continued)

iSHARES® GLOBAL HIGH YIELD CORPORATE BOND ETF

October 31, 2015

Security	Principal (000s)		Value
Mattamy Group Corp.
6.88%, 11/15/20 (Call 11/30/15)[a]	CAD	50	$37,929
MEG Energy Corp.
6.38%, 01/30/23 (Call 07/30/17)[a]	USD	75	63,188
6.50%, 03/15/21 (Call 11/30/15)[a]	USD	75	65,812
7.00%, 03/31/24 (Call 09/30/18)[a]	USD	125	107,812
Newalta Corp. Series 2
7.75%, 11/14/19 (Call 11/30/15)	CAD	22	16,731
NOVA Chemicals Corp.
5.00%, 05/01/25 (Call 01/31/25)[a,b]	USD	50	50,000
5.25%, 08/01/23 (Call 08/01/18)[a]	USD	50	51,000
NRL Energy Investments Ltd.
8.25%, 04/13/18 (Call 11/30/15)	CAD	25	9,554
Paramount Resources Ltd.
7.63%, 12/04/19 (Call 12/04/15)	CAD	50	36,210
Parkland Fuel Corp.
6.00%, 11/21/22 (Call 11/21/17)	CAD	50	38,121
Postmedia Network Inc.
8.25%, 08/16/17 (Call 11/30/15)[a]	CAD	21	16,137
Precision Drilling Corp.
5.25%, 11/15/24 (Call 05/15/19)	USD	25	20,625
6.63%, 11/15/20 (Call 11/30/15)	USD	100	89,250
Quebecor Media Inc.
5.75%, 01/15/23	USD	50	51,250
6.63%, 01/15/23[a]	CAD	50	39,076
7.38%, 01/15/21 (Call 01/15/16)	CAD	50	39,840
Russel Metals Inc.
6.00%, 04/19/22 (Call 04/19/17)[a]	CAD	25	18,726
Seven Generations Energy Ltd.
6.75%, 05/01/23 (Call 05/01/18)[a]	USD	50	45,625
Superior Plus LP
6.50%, 12/09/21 (Call 12/09/17)	CAD	25	18,917
Tervita Corp.
8.00%, 11/15/18 (Call 11/30/15)[a]	USD	50	36,750
9.00%, 11/15/18 (Call 11/30/15)[a]	CAD	25	13,137
Trilogy Energy Corp.
7.25%, 12/13/19 (Call 12/13/15)	CAD	25	16,767
Videotron Ltd.
5.00%, 07/15/22	USD	75	77,812
5.38%, 06/15/24 (Call 03/15/24)[a]	USD	50	51,500
5.63%, 06/15/25 (Call 03/15/25)	CAD	25	19,180
5.75%, 01/15/26 (Call 09/15/20)[c]	CAD	25	18,998

Security	Principal (000s)		Value
5.75%, 01/15/26	CAD	50	$38,216
Yellow Pages Digital & Media Solutions Ltd.
9.25%, 11/30/18 (Call 11/30/15)[a]	CAD	42	33,760

			3,084,980

DENMARK — 0.09%
TDC A/S
3.50%, 02/26/49 (Call 02/26/21)[c,d]	EUR	100	103,285

			103,285

FINLAND — 0.28%
Nokia OYJ
5.38%, 05/15/19	USD	75	79,875
6.75%, 02/04/19[c]	EUR	100	127,681
Stora Enso OYJ
5.00%, 03/19/18[c]	EUR	100	119,892

			327,448

FRANCE — 3.70%
Alcatel-Lucent USA Inc.
6.75%, 11/15/20 (Call 11/15/16)[a]	USD	200	212,000
Areva SA
3.25%, 09/04/20[c]	EUR	100	108,909
3.50%, 03/22/21	EUR	100	109,201
4.38%, 11/06/19	EUR	100	114,691
4.63%, 10/05/17	EUR	100	115,177
4.88%, 09/23/24	EUR	100	111,749
CMA CGM SA
8.75%, 12/15/18 (Call 12/15/15)[c]	EUR	100	114,110
Credit Agricole SA
6.64%, 05/29/49 (Call 05/31/17)[a,b,d]	USD	100	102,500
8.38%, 10/29/49 (Call 10/13/19)[a,d]	USD	100	113,000
Ephios Bondco PLC
6.25%, 07/01/22 (Call 07/01/18)[c]	EUR	150	172,325
Faurecia
3.13%, 06/15/22 (Call 06/15/18)[c]	EUR	100	106,046
9.38%, 12/15/16[c]	EUR	100	119,855
Groupama SA
7.88%, 10/27/39 (Call 10/27/19)[d]	EUR	100	119,026
Holdikks SAS
6.75%, 07/15/21 (Call 07/15/17)[c]	EUR	100	108,676

34	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® GLOBAL HIGH YIELD CORPORATE BOND ETF

October 31, 2015

Security	Principal (000s)		Value
Holding Medi-Partenaires SAS
7.00%, 05/15/20 (Call 05/15/16)[c]	EUR	100	$117,921
HomeVi SAS
6.88%, 08/15/21 (Call 08/15/17)[c]	EUR	100	115,436
Horizon Holdings III SASU
5.13%, 08/01/22 (Call 08/01/18)[c]	EUR	100	114,331
Loxam SAS
4.88%, 07/23/21 (Call 07/23/17)[c]	EUR	100	114,608
Nexans SA
5.75%, 05/02/17	EUR	50	57,442
Novalis SAS
3.00%, 04/30/22 (Call 04/30/18)[c]	EUR	100	106,599
Numericable-SFR SAS
4.88%, 05/15/19 (Call 05/15/16)[a]	USD	200	201,000
5.38%, 05/15/22 (Call 05/15/17)[c]	EUR	100	114,055
5.63%, 05/15/24 (Call 05/15/19)[c]	EUR	200	226,730
6.00%, 05/15/22 (Call 05/15/17)[a]	USD	400	400,000
6.25%, 05/15/24 (Call 05/15/19)[a]	USD	200	200,000
Peugeot SA
6.50%, 01/18/19[c]	EUR	100	125,776
7.38%, 03/06/18[c]	EUR	100	124,388
Rexel SA
5.13%, 06/15/20 (Call 06/15/16)[c]	EUR	100	115,712
SGD Group SAS
5.63%, 05/15/19 (Call 11/30/15)[c]	EUR	100	112,674
Societe Generale SA
5.92%, 12/31/49 (Call 04/05/17)[a,d]	USD	100	101,625
SPCM SA
2.88%, 06/15/23 (Call 06/15/18)[c]	EUR	100	105,494
THOM Europe SAS
7.38%, 07/15/19 (Call 07/15/16)[c]	EUR	100	117,921
Vallourec SA
3.25%, 08/02/19	EUR	100	97,134

			4,396,111

GERMANY — 4.45%
Bayerische Landbank
5.75%, 10/23/17[c]	EUR	100	119,376
Bilfinger SE
2.38%, 12/07/19[c]	EUR	100	113,001
Commerzbank AG
7.75%, 03/16/21	EUR	200	267,991
8.13%, 09/19/23[a]	USD	200	233,500

Security	Principal (000s)		Value
Deutsche Lufthansa AG
5.13%, 08/12/75 (Call 02/12/21)[c,d]	EUR	100	$112,564
Douglas GmbH
6.25%, 07/15/22 (Call 07/15/18)[c]	EUR	100	116,198
FMC Finance VIII SA
5.25%, 07/31/19[c]	EUR	100	125,323
Fresenius Finance BV
3.00%, 02/01/21[c]	EUR	100	117,314
4.00%, 02/01/24[c]	EUR	100	123,168
Fresenius Medical Care U.S. Finance II Inc.
4.13%, 10/15/20 (Call 07/17/20)[a]	USD	50	51,250
4.75%, 10/15/24 (Call 07/17/24)[a]	USD	100	101,000
5.63%, 07/31/19[a]	USD	100	109,000
Fresenius Medical Care U.S. Finance Inc.
5.75%, 02/15/21[a,b]	USD	75	81,937
Hapag-Lloyd AG
7.75%, 10/01/18 (Call 11/30/15)[c]	EUR	100	113,503
HeidelbergCement Finance Luxembourg SA
3.25%, 10/21/21[c]	EUR	150	174,894
7.50%, 04/03/20[c]	EUR	100	136,148
8.50%, 10/31/19[c]	EUR	100	138,411
9.50%, 12/15/18[c]	EUR	50	68,522
Hornbach Baumarkt AG
3.88%, 02/15/20[c]	EUR	50	59,364
Norddeutsche Landesbank Girozentrale
6.00%, 06/29/20	EUR	50	63,241
Phoenix PIB Dutch Finance BV
3.63%, 07/30/21[c]	EUR	100	115,298
Rapid Holding GmbH
6.63%, 11/15/20 (Call 05/15/17)[c]	EUR	100	110,465
Schaeffler Finance BV
3.25%, 05/15/19 (Call 05/15/16)[c]	EUR	100	112,398
3.25%, 05/15/25 (Call 05/15/20)[c]	EUR	100	109,913
3.50%, 05/15/22 (Call 05/15/17)[c]	EUR	100	112,674
4.75%, 05/15/21 (Call 05/15/16)[a]	USD	200	202,000
Techem GmbH
6.13%, 10/01/19 (Call 11/30/15)[c]	EUR	100	115,850
ThyssenKrupp AG
1.75%, 11/25/20 (Call 08/25/20)[c]	EUR	75	80,985

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (Continued)

iSHARES® GLOBAL HIGH YIELD CORPORATE BOND ETF

October 31, 2015

Security	Principal (000s)		Value
2.50%, 02/25/25[c]	EUR	100	$104,693
3.13%, 10/25/19 (Call 07/25/19)[c]	EUR	100	114,884
4.00%, 08/27/18	EUR	175	205,227
4.38%, 02/28/17	EUR	100	114,895
Trionista TopCo GmbH
6.88%, 04/30/21 (Call 04/30/16)[c]	EUR	100	117,507
TUI AG
4.50%, 10/01/19 (Call 10/01/16)[c]	EUR	100	115,657
Unitymedia GmbH
3.75%, 01/15/27 (Call 01/15/21)[c]	EUR	100	98,181
6.13%, 01/15/25 (Call 01/15/20)[a]	USD	200	204,750
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH
4.00%, 01/15/25 (Call 01/15/20)[c]	EUR	100	110,465
5.50%, 09/15/22 (Call 09/15/17)[c]	EUR	180	212,756
ZF North America Capital Inc.
2.75%, 04/27/23[c]	EUR	200	212,645
4.50%, 04/29/22[a]	USD	150	150,375
4.75%, 04/29/25[a]	USD	150	147,375

			5,294,698

GREECE — 0.34%
Intralot Finance Luxembourg SA
9.75%, 08/15/18 (Call 08/15/16)[c]	EUR	100	116,563
NBG Finance PLC
4.38%, 04/30/19[c]	EUR	100	87,267
OTE PLC
3.50%, 07/09/20[c]	EUR	100	105,770
PPC Finance PLC
5.50%, 05/01/19 (Call 05/01/16)[c]	EUR	100	95,000

			404,600

INDIA — 0.09%
Samvardhana Motherson Automotive Systems Group BV
4.13%, 07/15/21 (Call 07/15/17)[c]	EUR	100	106,599

			106,599

IRELAND — 0.56%
Allied Irish Banks PLC
2.75%, 04/16/19[c]	EUR	100	115,659
Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc.
4.25%, 01/15/22 (Call 06/30/17)[c]	EUR	100	111,570
6.25%, 01/31/19 (Call 01/31/16)[a]	USD	200	201,750

Security	Principal (000s)		Value
Bank of Ireland
4.25%, 06/11/24 (Call 06/11/19)[c,d]	EUR	100	$113,917
Smurfit Kappa Acquisitions
4.13%, 01/30/20[c]	EUR	100	121,246

			664,142

ITALY — 5.67%
Astaldi SpA
7.13%, 12/01/20 (Call 12/01/16)[c]	EUR	100	114,884
Autostrada Brescia Verona Vicenza Padova SpA
2.38%, 03/20/20[c]	EUR	100	111,349
Banca Monte dei Paschi di Siena SpA
3.63%, 04/01/19[c]	EUR	100	111,677
5.00%, 04/21/20[c]	EUR	100	112,674
Banca Popolare di Milano Scarl
7.13%, 03/01/21[c]	EUR	100	123,674
Banca Popolare di Vicenza
2.75%, 03/20/20[c]	EUR	100	102,000
3.50%, 01/20/17[c]	EUR	100	109,238
Banco Popolare SC
2.38%, 01/22/18[c]	EUR	100	111,918
2.63%, 09/21/18[c]	EUR	100	112,225
2.75%, 07/27/20[c]	EUR	100	111,552
3.50%, 03/14/19[c]	EUR	100	114,420
6.00%, 11/05/20[c]	EUR	100	119,688
Buzzi Unicem SpA
5.13%, 12/09/16[c]	EUR	50	57,546
Enel SpA
5.00%, 01/15/75 (Call 01/15/20)[c,d]	EUR	100	116,264
6.50%, 01/10/74 (Call 01/10/19)[c,d]	EUR	100	119,578
8.75%, 09/24/73 (Call 09/24/23)[a,d]	USD	200	230,760
Fiat Finance North America Inc.
5.63%, 06/12/17	EUR	100	116,802
Finmeccanica SpA
4.50%, 01/19/21	EUR	100	121,981
Iccrea Banca SpA
1.88%, 11/25/19[c]	EUR	100	111,462

36	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® GLOBAL HIGH YIELD CORPORATE BOND ETF

October 31, 2015

Security	Principal (000s)		Value
Intesa Sanpaolo SpA
2.86%, 04/23/25[c]	EUR	100	$107,469
3.93%, 09/15/26[c]	EUR	100	114,473
5.00%, 09/23/19[c]	EUR	200	242,764
5.15%, 07/16/20	EUR	100	123,478
6.63%, 05/08/18[c]	EUR	100	121,224
6.63%, 09/13/23[c]	EUR	150	201,992
Italcementi Finance SA
6.63%, 03/19/20[c,f]	EUR	100	130,404
Mediobanca SpA
5.75%, 04/18/23	EUR	100	127,196
Salini Costruttori SpA
6.13%, 08/01/18	EUR	100	120,472
TeamSystem Holding SpA
7.38%, 05/15/20 (Call 05/15/16)[c]	EUR	100	114,884
Telecom Italia SpA
3.25%, 01/16/23[c]	EUR	100	114,574
4.00%, 01/21/20[c]	EUR	100	120,787
4.50%, 01/25/21[c]	EUR	200	246,471
4.75%, 05/25/18[c]	EUR	100	120,634
5.30%, 05/30/24[a]	USD	200	202,000
5.38%, 01/29/19[c]	EUR	100	124,395
6.13%, 12/14/18	EUR	100	126,217
6.38%, 06/24/19	GBP	50	84,081
UniCredit SpA
5.75%, 10/28/25 (Call 10/28/20)[c,d]	EUR	200	241,366
6.70%, 06/05/18[c]	EUR	100	123,224
6.95%, 10/31/22[c]	EUR	200	262,268
Unipol Gruppo Finanziario SpA
3.00%, 03/18/25[c]	EUR	115	119,110
Veneto Banca SCPA
4.00%, 01/20/17[c]	EUR	100	111,337
Wind Acquisition Finance SA
4.00%, 07/15/20 (Call 07/15/16)[c]	EUR	250	280,995
4.75%, 07/15/20 (Call 07/15/16)[a]	USD	400	407,000
7.00%, 04/23/21 (Call 04/23/17)[c]	EUR	200	227,558
7.38%, 04/23/21 (Call 04/23/17)[a]	USD	200	201,500

			6,747,565

JAPAN — 0.54%
SoftBank Group Corp.
4.00%, 07/30/22 (Call 04/30/22)[c]	EUR	100	112,536
4.50%, 04/15/20[a,b]	USD	200	198,800

Security	Principal (000s)		Value
4.63%, 04/15/20[c]	EUR	100	$116,817
4.75%, 07/30/25 (Call 04/30/25)[c]	EUR	100	109,775
5.25%, 07/30/27 (Call 04/30/27)[c]	EUR	100	109,360

			647,288

LUXEMBOURG — 3.94%
Altice Financing SA
5.25%, 02/15/23 (Call 02/15/18)[c]	EUR	100	110,732
6.50%, 01/15/22 (Call 12/15/16)[a]	USD	200	202,000
6.63%, 02/15/23 (Call 02/15/18)[a]	USD	200	200,000
Altice Luxembourg SA
6.25%, 02/15/25 (Call 02/15/20)[c]	EUR	100	97,900
7.25%, 05/15/22 (Call 05/15/17)[c]	EUR	200	214,302
7.63%, 02/15/25 (Call 02/15/20)[a]	USD	200	183,500
7.75%, 05/15/22 (Call 05/15/17)[a]	USD	200	192,000
ArcelorMittal
2.88%, 07/06/20[c]	EUR	100	98,980
3.00%, 03/25/19[c]	EUR	100	103,681
3.00%, 04/09/21[c]	EUR	100	97,535
3.13%, 01/14/22[c]	EUR	100	95,552
5.13%, 06/01/20[b]	USD	50	47,750
5.25%, 02/25/17	USD	100	100,750
5.88%, 11/17/17[c]	EUR	100	114,833
6.00%, 08/05/20	USD	75	71,437
6.13%, 06/01/18[b]	USD	200	201,500
6.13%, 06/01/25[b]	USD	50	43,172
6.25%, 03/01/21[b]	USD	225	212,625
7.00%, 02/25/22	USD	100	94,750
10.60%, 06/01/19	USD	200	220,500
Garfunkelux Holdco 3 SA
8.50%, 11/01/22 (Call 11/01/18)[c]	GBP	100	155,272
INEOS Group Holdings SA
6.13%, 08/15/18 (Call 11/30/15)[a,b]	USD	200	202,000
6.50%, 08/15/18 (Call 11/30/15)[c]	EUR	100	112,398
Intelsat Jackson Holdings SA
5.50%, 08/01/23 (Call 08/01/18)[b]	USD	245	203,044
6.63%, 12/15/22 (Call 12/15/17)[b]	USD	100	79,000
7.25%, 04/01/19 (Call 11/30/15)	USD	200	188,100
7.25%, 10/15/20 (Call 11/30/15)	USD	200	182,500
7.50%, 04/01/21 (Call 04/01/16)	USD	100	90,500
Intelsat Luxembourg SA
6.75%, 06/01/18 (Call 06/01/16)	USD	50	44,375
7.75%, 06/01/21 (Call 06/01/17)	USD	200	120,500

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (Continued)

iSHARES® GLOBAL HIGH YIELD CORPORATE BOND ETF

October 31, 2015

Security	Principal (000s)		Value
8.13%, 06/01/23 (Call 06/01/18)	USD	150	$88,875
Matterhorn Telecom SA
3.88%, 05/01/22 (Call 05/01/18)[c]	EUR	100	101,352
Millicom International Cellular SA
6.63%, 10/15/21 (Call 10/15/17)[a]	USD	200	180,000
SIG Combibloc Holdings SCA
7.75%, 02/15/23 (Call 02/15/18)[c]	EUR	100	116,264
Telenet Finance V Luxembourg SCA
6.25%, 08/15/22 (Call 08/15/17)[c]	EUR	100	119,302

			4,686,981

NETHERLANDS — 2.58%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust
2.75%, 05/15/17	USD	150	149,437
3.75%, 05/15/19	USD	150	151,500
4.25%, 07/01/20	USD	150	153,000
4.50%, 05/15/21	USD	150	154,125
4.63%, 10/30/20	USD	150	155,250
5.00%, 10/01/21	USD	150	156,750
LGE HoldCo VI BV
7.13%, 05/15/24 (Call 05/15/19)[c]	EUR	100	119,855
Neptune Finco Corp.
6.63%, 10/15/25 (Call 10/15/20)[a]	USD	200	210,500
10.13%, 01/15/23 (Call 01/15/19)[a]	USD	200	211,500
10.88%, 10/15/25 (Call 10/15/20)[a]	USD	200	213,250
NXP BV/NXP Funding LLC
3.75%, 06/01/18[a]	USD	200	203,000
4.63%, 06/15/22[a]	USD	200	204,000
OI European Group BV
6.75%, 09/15/20[c]	EUR	100	128,692
Sensata Technologies BV
4.88%, 10/15/23[a]	USD	25	24,500
5.00%, 10/01/25[a,b]	USD	100	97,750
5.63%, 11/01/24[a,b]	USD	50	50,875
UPC Holding BV
6.38%, 09/15/22 (Call 09/15/17)[c]	EUR	100	118,474

Security	Principal (000s)		Value
6.75%, 03/15/23 (Call 03/15/18)[c]	EUR	100	$120,407
UPCB Finance IV Ltd.
5.38%, 01/15/25 (Call 01/15/20)[a]	USD	200	199,500
UPCB Finance V Ltd.
7.25%, 11/15/21 (Call 11/15/16)[a]	USD	135	144,112
Ziggo Secured Finance BV
3.75%, 01/15/25 (Call 01/15/20)[c]	EUR	100	102,456

			3,068,933

NEW ZEALAND — 0.85%
Beverage Packaging Holdings Luxembourg II SA/Beverage Packaging Holdings II Issuer Inc.
5.63%, 12/15/16 (Call 12/15/15)[a]	USD	25	24,969
6.00%, 06/15/17 (Call 06/15/16)[a]	USD	50	50,250
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC
5.75%, 10/15/20 (Call 11/30/15)	USD	350	363,618
6.88%, 02/15/21 (Call 02/15/16)[b]	USD	100	104,250
7.13%, 04/15/19 (Call 11/30/15)	USD	100	101,625
7.88%, 08/15/19 (Call 11/30/15)	USD	100	103,750
8.25%, 02/15/21 (Call 02/15/16)	USD	100	104,000
9.88%, 08/15/19 (Call 11/30/15)[b]	USD	150	157,875

			1,010,337

NORWAY — 0.10%
Lock AS
7.00%, 08/15/21 (Call 08/15/17)[c]	EUR	100	115,712

			115,712

PORTUGAL — 0.36%
EDP – Energias de Portugal SA
5.38%, 09/16/75 (Call 03/16/21)[c,d]	EUR	100	110,056
Novo Banco SA
2.63%, 05/08/17[c]	EUR	100	102,456
4.00%, 01/21/19[c]	EUR	100	101,484
5.88%, 11/09/15[c]	EUR	100	110,127

			424,123

SINGAPORE — 0.17%
Puma International Financing SA
6.75%, 02/01/21 (Call 02/01/17)[a]	USD	200	201,560

			201,560

38	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® GLOBAL HIGH YIELD CORPORATE BOND ETF

October 31, 2015

Security	Principal (000s)		Value
SOUTH KOREA — 0.03%
Harvest Operations Corp.
6.88%, 10/01/17	USD	40	$33,200

			33,200

SPAIN — 1.54%
Abengoa Finance SAU
8.88%, 11/01/17[a]	USD	150	79,500
8.88%, 02/05/18[c]	EUR	100	55,238
Abengoa Greenfield SA
5.50%, 10/01/19[c]	EUR	100	43,092
Banco de Sabadell SA
6.25%, 04/26/20	EUR	50	61,308
Bankia SA
3.50%, 01/17/19[c]	EUR	100	116,684
4.00%, 05/22/24 (Call 05/22/19)[c,d]	EUR	100	110,465
4.38%, 02/14/17	EUR	100	115,271
Bankinter SA
6.38%, 09/11/19[c]	EUR	50	62,693
BBVA International Preferred SAU
5.92%, 04/29/49 (Call 04/18/17)[d]	USD	50	50,625
BPE Financiaciones SA
2.00%, 02/03/20[c]	EUR	100	110,093
CaixaBank SA
5.00%, 11/14/23 (Call 11/14/18)[c,d]	EUR	100	116,353
Campofrio Food Group SA
3.38%, 03/15/22 (Call 03/15/18)[c]	EUR	100	111,128
Cellnex Telecom SAU
3.13%, 07/27/22[c]	EUR	100	108,250
Cirsa Funding Luxembourg SA
5.88%, 05/15/23 (Call 05/15/18)[c]	EUR	100	104,389
Gestamp Funding Luxembourg SA
5.88%, 05/31/20 (Call 05/31/16)[c]	EUR	100	114,884
Grupo Antolin Dutch BV
5.13%, 06/30/22 (Call 06/30/18)[c]	EUR	100	112,951
Grupo Isolux Corsan Finance BV
6.63%, 04/15/21 (Call 04/15/17)[c]	EUR	100	49,157
Ibercaja Banco SA
5.00%, 07/28/25 (Call 07/28/20[c],d	EUR	100	106,875
Obrascon Huarte Lain SA
7.63%, 03/15/20 (Call 03/15/16)[c]	EUR	100	114,193
Repsol International Finance BV
4.50%, 03/25/75 (Call 03/25/25)[c,d]	EUR	100	94,724

			1,837,873

Security	Principal (000s)		Value
SWEDEN — 0.19%
Verisure Holding AB
8.75%, 09/01/18 (Call 11/02/15)[c]	EUR	100	$115,104
Volvo Treasury AB
4.20%, 06/10/75 (Call 06/10/20)[c,d]	EUR	100	109,913

			225,017

SWITZERLAND — 0.19%
Dufry Finance SCA
4.50%, 07/15/22 (Call 07/15/17)[c]	EUR	100	116,541
Selecta Group BV
6.50%, 06/15/20 (Call 12/15/16)[c]	EUR	100	107,703

			224,244

UNITED KINGDOM — 7.38%
AA Bond Co. Ltd.
5.50%, 07/31/43 (Call 07/31/18)[c]	GBP	100	146,777
Algeco Scotsman Global Finance PLC
8.50%, 10/15/18 (Call 11/30/15)[a]	USD	200	174,500
Arqiva Broadcast Finance PLC
9.50%, 03/31/20 (Call 03/31/16)[c]	GBP	100	168,339
Ashtead Capital Inc.
6.50%, 07/15/22 (Call 07/15/17)[a]	USD	200	214,000
Boparan Finance PLC
4.38%, 07/15/21 (Call 07/15/17)[c]	EUR	100	99,695
5.50%, 07/15/21 (Call 07/15/17)[c]	GBP	100	139,768
Brakes Capital
7.13%, 12/15/18 (Call 12/15/15)[c]	GBP	100	160,231
Case New Holland Industrial Inc.
7.88%, 12/01/17	USD	100	108,125
CNH Industrial Finance Europe SA
2.75%, 03/18/19[c]	EUR	100	108,808
2.88%, 09/27/21[c]	EUR	100	106,599
6.25%, 03/09/18[c]	EUR	100	118,606
Co-Operative Bank PLC/United Kingdom
5.13%, 09/20/17	GBP	50	75,367
EC Finance PLC
5.13%, 07/15/21 (Call 01/15/17)[c]	EUR	100	114,884
Eco-Bat Finance PLC
7.75%, 02/15/17 (Call 11/30/15)[c]	EUR	100	107,979
Fiat Chrysler Automobile NV
4.50%, 04/15/20	USD	200	202,760
5.25%, 04/15/23[b]	USD	200	199,500

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (Continued)

iSHARES® GLOBAL HIGH YIELD CORPORATE BOND ETF

October 31, 2015

Security	Principal (000s)		Value
Fiat Chrysler Finance Europe
4.75%, 03/22/21[c]	EUR	100	$117,629
4.75%, 07/15/22[c]	EUR	100	116,900
6.63%, 03/15/18[c]	EUR	250	301,881
6.75%, 10/14/19[c]	EUR	200	251,681
7.38%, 07/09/18	EUR	100	123,721
Gala Group Finance PLC
8.88%, 09/01/18 (Call 11/30/15)[c]	GBP	90	145,946
Ineos Finance PLC
4.00%, 05/01/23 (Call 05/01/18)[c]	EUR	100	105,770
Inmarsat Finance PLC
4.88%, 05/15/22 (Call 05/15/17)[a,b]	USD	100	99,250
International Personal Finance PLC
5.75%, 04/07/21[c]	EUR	100	103,135
Interoute Finco PLC
7.38%, 10/15/20 (Call 10/15/17)[c]	EUR	100	116,541
Iron Mountain Europe PLC
6.13%, 09/15/22 (Call 09/15/17)[c]	GBP	100	154,672
Jaguar Land Rover Automotive PLC
3.50%, 03/15/20 (Call 12/15/19)[a]	USD	200	197,000
3.88%, 03/01/23[c]	GBP	100	145,560
Moy Park Bondco PLC
6.25%, 05/29/21 (Call 05/29/17)[c]	GBP	100	157,529
New Look Secured Issuer PLC
6.50%, 07/01/22 (Call 06/24/18)[c]	GBP	100	154,054
Odeon & UCI Finco PLC
9.00%, 08/01/18 (Call 11/09/15)[c]	GBP	100	160,811
Pizzaexpress Financing 2 PLC
6.63%, 08/01/21 (Call 08/01/17)[c]	GBP	100	160,811
Rexam PLC
6.75%, 06/29/67 (Call 06/29/17)[c,d]	EUR	50	55,371
Royal Bank of Scotland Group PLC
3.63%, 03/25/24 (Call 03/25/19)[c,d]	EUR	100	113,679
5.13%, 05/28/24	USD	200	204,615
6.00%, 12/19/23	USD	250	270,593
6.10%, 06/10/23	USD	75	81,362
6.13%, 12/15/22	USD	225	246,237
Royal Bank of Scotland PLC (The)
4.35%, 01/23/17	EUR	100	114,394
4.63%, 09/22/21 (Call 09/22/16)[d]	EUR	100	112,232

Security	Principal (000s)		Value
6.93%, 04/09/18	EUR	100	$123,922
Sable International Finance Ltd.
6.88%, 08/01/22 (Call 08/01/18)[a]	USD	200	202,500
Silk Bidco AS
7.50%, 02/01/22 (Call 02/01/18)[c]	EUR	100	116,541
Tesco Corporate Treasury Services PLC
1.38%, 07/01/19[c]	EUR	100	108,035
2.13%, 11/12/20 (Call 08/12/20)[c]	EUR	100	108,631
2.50%, 07/01/24[c]	EUR	100	100,578
Tesco PLC
3.38%, 11/02/18[c]	EUR	100	115,343
6.13%, 02/24/22	GBP	100	162,931
Thomas Cook Finance PLC
6.75%, 06/15/21 (Call 01/15/18)[c]	EUR	100	117,645
7.75%, 06/15/20 (Call 06/15/16)[c]	EUR	100	117,093
Travis Perkins PLC
4.38%, 09/15/21[c]	GBP	100	155,487
Tullow Oil PLC
6.00%, 11/01/20 (Call 11/01/16)[a]	USD	200	152,000
Virgin Media Finance PLC
4.50%, 01/15/25 (Call 01/15/20)[c]	EUR	100	106,323
Virgin Media Secured Finance PLC
5.13%, 01/15/25 (Call 01/15/20)[c]	GBP	100	148,648
5.25%, 01/15/26 (Call 01/15/20)[a]	USD	200	200,500
5.38%, 04/15/21 (Call 04/15/17)[a]	USD	270	282,150
5.50%, 01/15/25 (Call 01/15/19)[c]	GBP	90	138,648
6.25%, 03/28/29 (Call 01/15/21)[c]	GBP	100	156,756
Viridian Group FundCo II Ltd.
7.50%, 03/01/20 (Call 09/01/17)[c]	EUR	100	109,360

			8,780,403

UNITED STATES — 60.48%
Activision Blizzard Inc.
5.63%, 09/15/21 (Call 09/15/16)[a]	USD	125	132,187
6.13%, 09/15/23 (Call 09/15/18)[a]	USD	200	217,000
ADT Corp. (The)
2.25%, 07/15/17	USD	50	49,688
3.50%, 07/15/22[b]	USD	75	69,938
4.13%, 04/15/19[b]	USD	25	25,563
4.13%, 06/15/23[b]	USD	100	96,375
6.25%, 10/15/21[b]	USD	125	135,000
Advanced Micro Devices Inc.
6.75%, 03/01/19	USD	75	58,500
7.00%, 07/01/24 (Call 07/01/19)	USD	50	35,000

40	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® GLOBAL HIGH YIELD CORPORATE BOND ETF

October 31, 2015

Security	Principal (000s)		Value
7.50%, 08/15/22	USD	50	$36,500
7.75%, 08/01/20 (Call 11/30/15)[b]	USD	50	37,000
AECOM Co.
5.75%, 10/15/22	USD	25	25,000
5.88%, 10/15/24	USD	100	105,061
AES Corp./VA
4.88%, 05/15/23 (Call 05/15/18)[b]	USD	100	92,750
5.50%, 03/15/24 (Call 03/15/19)	USD	50	47,375
5.50%, 04/15/25 (Call 04/15/20)	USD	100	93,000
7.38%, 07/01/21 (Call 06/01/21)[b]	USD	100	106,500
Affinion Group Inc.
7.88%, 12/15/18 (Call 11/30/15)[b]	USD	50	38,250
Aircastle Ltd.
4.63%, 12/15/18	USD	50	51,750
5.13%, 03/15/21	USD	25	26,250
5.50%, 02/15/22[b]	USD	50	52,875
6.25%, 12/01/19[b]	USD	50	54,625
6.75%, 04/15/17	USD	50	52,750
AK Steel Corp.
7.63%, 05/15/20 (Call 11/30/15)[b]	USD	40	20,000
7.63%, 10/01/21 (Call 10/01/17)	USD	75	36,188
Albertson’s Holdings LLC/Safeway Inc.
7.75%, 10/15/22 (Call 10/15/17)[a]	USD	50	54,000
Alcoa Inc.
5.13%, 10/01/24 (Call 07/01/24)	USD	100	99,125
5.40%, 04/15/21 (Call 01/15/21)[b]	USD	150	155,250
5.72%, 02/23/19	USD	100	106,375
5.87%, 02/23/22	USD	100	104,000
6.15%, 08/15/20[b]	USD	100	105,750
6.75%, 07/15/18[b]	USD	150	165,582
Alere Inc.
6.38%, 07/01/23 (Call 07/01/18)[a,b]	USD	50	52,000
7.25%, 07/01/18 (Call 12/15/15)	USD	50	52,125
Aleris International Inc.
7.63%, 02/15/18 (Call 11/30/15)	USD	26	24,375
7.88%, 11/01/20 (Call 11/30/15)	USD	42	39,480
Allegheny Technologies Inc.
5.95%, 01/15/21 (Call 10/15/20)	USD	50	42,750
7.38%, 08/15/23 (Call 05/15/23)	USD	75	63,750
Ally Financial Inc.
2.75%, 01/30/17	USD	100	100,500
3.25%, 02/13/18	USD	100	100,500

Security	Principal (000s)		Value
3.50%, 01/27/19	USD	50	$50,375
3.60%, 05/21/18	USD	100	101,500
3.75%, 11/18/19	USD	100	101,300
4.13%, 03/30/20[b]	USD	50	51,563
4.13%, 02/13/22	USD	50	51,000
4.63%, 05/19/22	USD	25	26,000
4.63%, 03/30/25[b]	USD	100	101,000
4.75%, 09/10/18	USD	100	104,375
5.13%, 09/30/24	USD	75	78,937
5.50%, 02/15/17	USD	200	207,000
6.25%, 12/01/17	USD	100	106,750
7.50%, 09/15/20	USD	25	29,188
8.00%, 03/15/20	USD	100	118,000
Altice U.S. Finance I Corp.
5.38%, 07/15/23 (Call 07/15/18)[a]	USD	200	201,500
AMC Networks Inc.
4.75%, 12/15/22 (Call 12/15/17)	USD	50	50,250
7.75%, 07/15/21 (Call 07/15/16)	USD	100	107,000
American Airlines Group Inc.
5.50%, 10/01/19[a]	USD	100	101,750
American Axle & Manufacturing Inc.
6.25%, 03/15/21 (Call 03/15/16)	USD	25	26,063
6.63%, 10/15/22 (Call 10/15/17)	USD	50	52,875
American Energy-Permian Basin LLC/AEPB Finance Corp.
7.13%, 11/01/20 (Call 01/31/17)[a,b]	USD	100	54,500
7.38%, 11/01/21 (Call 07/31/17)[a]	USD	50	27,250
AmeriGas Finance LLC/AmeriGas Finance Corp.
6.75%, 05/20/20 (Call 05/20/16)	USD	50	52,000
7.00%, 05/20/22 (Call 05/20/17)	USD	100	105,385
Amsurg Corp.
5.63%, 07/15/22 (Call 07/15/17)	USD	175	171,937
Anixter Inc.
5.13%, 10/01/21	USD	50	51,250
Antero Resources Corp.
5.13%, 12/01/22 (Call 06/01/17)	USD	100	90,000
5.38%, 11/01/21 (Call 11/01/16)[b]	USD	175	161,437
5.63%, 06/01/23 (Call 06/01/18)[a,b]	USD	100	92,000
6.00%, 12/01/20 (Call 12/01/15)	USD	50	48,000

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (Continued)

iSHARES® GLOBAL HIGH YIELD CORPORATE BOND ETF

October 31, 2015

Security	Principal (000s)		Value
APX Group Inc.
6.38%, 12/01/19 (Call 12/01/15)	USD	100	$97,250
8.75%, 12/01/20 (Call 12/01/15)[b]	USD	75	61,875
Aramark Services Inc.
5.75%, 03/15/20 (Call 11/30/15)	USD	100	104,250
ARC Properties Operating Partnership LP
2.00%, 02/06/17	USD	100	98,500
Arch Coal Inc.
7.25%, 06/15/21 (Call 06/15/16)	USD	150	4,125
Argos Merger Sub Inc.
7.13%, 03/15/23 (Call 03/15/18)[a]	USD	235	247,337
Ashland Inc.
3.88%, 04/15/18 (Call 03/15/18)	USD	100	103,000
4.75%, 08/15/22 (Call 05/15/22)[b]	USD	100	100,055
Audatex North America Inc.
6.00%, 06/15/21 (Call 06/15/17)[a]	USD	175	176,094
6.13%, 11/01/23 (Call 11/01/18)[a]	USD	215	216,344
Avaya Inc.
7.00%, 04/01/19 (Call 11/30/15)[a,b]	USD	125	99,375
10.50%, 03/01/21 (Call 03/01/17)[a]	USD	100	38,500
Avis Budget Car Rental LLC/Avis Budget Finance Inc.
5.13%, 06/01/22 (Call 06/01/17)[a]	USD	25	25,438
5.50%, 04/01/23 (Call 04/01/18)[b]	USD	100	103,500
Avon Products Inc.
6.35%, 03/15/20	USD	25	20,250
6.75%, 03/15/23	USD	50	36,375
Axiall Corp.
4.88%, 05/15/23 (Call 05/15/18)	USD	50	47,625
Ball Corp.
4.00%, 11/15/23[b]	USD	75	73,125
5.00%, 03/15/22	USD	100	103,500
5.25%, 07/01/25	USD	125	127,344
Belden Inc.
5.50%, 04/15/23 (Call 04/15/18)[c]	EUR	100	111,017

Security	Principal (000s)		Value
Berry Petroleum Co. LLC
6.38%, 09/15/22 (Call 03/15/17)	USD	50	$18,000
Berry Plastics Corp.
5.13%, 07/15/23 (Call 07/15/18)	USD	50	49,625
5.50%, 05/15/22 (Call 05/15/17)[b]	USD	50	51,250
6.00%, 10/15/22 (Call 10/15/18)[a,b]	USD	40	41,900
Blue Cube Spinco Inc.
9.75%, 10/15/23 (Call 10/15/20)[a]	USD	125	134,687
BlueLine Rental Finance Corp.
7.00%, 02/01/19 (Call 02/01/16)[a,b]	USD	75	75,188
BMC Software Finance Inc.
8.13%, 07/15/21 (Call 07/15/16)[a]	USD	175	135,625
Boyd Gaming Corp.
6.88%, 05/15/23 (Call 05/15/18)[b]	USD	75	79,312
BreitBurn Energy Partners LP/BreitBurn Finance Corp.
7.88%, 04/15/22 (Call 01/15/17)	USD	75	28,500
Builders FirstSource Inc.
10.75%, 08/15/23 (Call 08/15/18)[a,b]	USD	65	67,275
Building Materials Corp. of America
5.38%, 11/15/24 (Call 11/15/19)[a]	USD	75	77,250
6.00%, 10/15/25 (Call 10/15/20)[a]	USD	150	159,750
Cablevision Systems Corp.
5.88%, 09/15/22[b]	USD	50	41,625
7.75%, 04/15/18	USD	50	52,250
8.00%, 04/15/20	USD	125	121,250
8.63%, 09/15/17	USD	250	266,250
Caesars Entertainment Resort Properties LLC/Caesars Entertainment Resort Properties
8.00%, 10/01/20 (Call 10/01/16)	USD	125	124,062
11.00%, 10/01/21 (Call 10/01/16)	USD	100	95,750
CalAtlantic Group Inc.
8.38%, 05/15/18	USD	100	114,500

42	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® GLOBAL HIGH YIELD CORPORATE BOND ETF

October 31, 2015

Security	Principal (000s)		Value
California Resources Corp.
5.00%, 01/15/20 (Call 12/15/19)	USD	100	$72,250
5.50%, 09/15/21 (Call 06/15/21)[b]	USD	175	121,187
6.00%, 11/15/24 (Call 08/15/24)[b]	USD	225	153,000
Calpine Corp.
5.38%, 01/15/23 (Call 10/15/18)[b]	USD	150	143,437
5.50%, 02/01/24 (Call 02/01/19)[b]	USD	100	94,500
5.75%, 01/15/25 (Call 10/15/19)[b]	USD	200	189,500
5.88%, 01/15/24 (Call 11/01/18)[a]	USD	25	26,188
6.00%, 01/15/22 (Call 11/01/16)[a]	USD	25	26,250
7.88%, 01/15/23 (Call 01/15/17)[a,b]	USD	100	107,250
Calumet Specialty Products Partners LP/Calumet Finance Corp.
6.50%, 04/15/21 (Call 04/15/17)	USD	100	93,500
Carrizo Oil & Gas Inc.
6.25%, 04/15/23 (Call 04/15/18)[b]	USD	80	74,800
7.50%, 09/15/20 (Call 09/15/16)	USD	175	174,562
CCO Holdings LLC/CCO Holdings Capital Corp.
5.13%, 02/15/23 (Call 02/15/18)	USD	50	50,000
5.13%, 05/01/23 (Call 05/01/18)[a]	USD	250	249,687
5.25%, 03/15/21 (Call 03/15/16)	USD	50	51,375
5.25%, 09/30/22 (Call 09/30/17)[b]	USD	150	151,500
5.38%, 05/01/25 (Call 05/01/20)[a,b]	USD	50	49,500
5.75%, 09/01/23 (Call 03/01/18)[b]	USD	50	51,375
5.75%, 01/15/24 (Call 07/15/18)	USD	75	77,062
5.88%, 05/01/27 (Call 05/01/21)[a]	USD	100	99,812
6.50%, 04/30/21 (Call 11/30/15)	USD	150	157,500
6.63%, 01/31/22 (Call 01/31/17)	USD	50	52,813
7.00%, 01/15/19 (Call 11/30/15)	USD	43	44,075
7.38%, 06/01/20 (Call 12/01/15)	USD	100	104,000
CDW LLC/CDW Finance Corp.
5.00%, 09/01/23 (Call 03/01/18)	USD	50	51,750
5.50%, 12/01/24 (Call 06/01/24)	USD	50	52,500
6.00%, 08/15/22 (Call 08/15/17)	USD	50	53,625
CenturyLink Inc.
Series V
5.63%, 04/01/20	USD	75	75,188
5.63%, 04/01/25 (Call 01/01/25)[b]	USD	100	90,750
5.80%, 03/15/22[b]	USD	150	146,232
6.00%, 04/01/17	USD	50	52,000
6.45%, 06/15/21	USD	100	100,750
Series W
6.75%, 12/01/23[b]	USD	50	49,500

Security	Principal (000s)		Value
Cequel Communications Holdings I LLC/Cequel Capital Corp.
5.13%, 12/15/21 (Call 06/15/16)[a]	USD	100	$95,625
6.38%, 09/15/20 (Call 11/30/15)[a]	USD	200	200,500
Chaparral Energy Inc.
7.63%, 11/15/22 (Call 05/15/17)	USD	75	24,188
Chemours Co. (The)
6.63%, 05/15/23 (Call 05/15/18)[a,b]	USD	125	93,594
7.00%, 05/15/25 (Call 05/15/20)[a]	USD	75	55,875
Chesapeake Energy Corp.
4.88%, 04/15/22 (Call 04/15/17)	USD	200	124,000
5.38%, 06/15/21 (Call 06/15/16)	USD	50	32,375
5.75%, 03/15/23[b]	USD	100	63,000
6.13%, 02/15/21[b]	USD	100	65,500
6.25%, 01/15/17	EUR	50	52,208
6.50%, 08/15/17[b]	USD	50	45,875
6.63%, 08/15/20	USD	150	101,250
6.88%, 11/15/20[b]	USD	100	67,500
7.25%, 12/15/18[b]	USD	50	40,250
CHS/Community Health Systems Inc.
5.13%, 08/15/18 (Call 11/30/15)	USD	100	101,875
5.13%, 08/01/21 (Call 02/01/17)[b]	USD	75	77,437
6.88%, 02/01/22 (Call 02/01/18)[b]	USD	275	277,062
7.13%, 07/15/20 (Call 07/15/16)	USD	250	256,875
8.00%, 11/15/19 (Call 11/30/15)	USD	150	155,625
Cinemark USA Inc.
4.88%, 06/01/23 (Call 06/01/18)	USD	50	49,000
5.13%, 12/15/22 (Call 12/15/17)	USD	25	25,063
CIT Group Inc.
3.88%, 02/19/19	USD	100	101,250
4.25%, 08/15/17	USD	100	102,125
5.00%, 05/15/17	USD	100	103,125
5.00%, 08/15/22	USD	200	210,500
5.00%, 08/01/23[b]	USD	50	52,438
5.25%, 03/15/18	USD	250	262,187
5.38%, 05/15/20	USD	100	107,625
5.50%, 02/15/19[a]	USD	150	159,375
6.63%, 04/01/18[a]	USD	50	53,875

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (Continued)

iSHARES® GLOBAL HIGH YIELD CORPORATE BOND ETF

October 31, 2015

Security	Principal (000s)		Value
Citgo Holding Inc.
10.75%, 02/15/20[a]	USD	150	$149,625
Claire’s Stores Inc.
8.88%, 03/15/19 (Call 11/30/15)	USD	25	10,000
9.00%, 03/15/19 (Call 11/30/15)[a]	USD	150	122,625
Clean Harbors Inc.
5.13%, 06/01/21 (Call 12/01/16)	USD	50	51,250
5.25%, 08/01/20 (Call 08/01/16)[b]	USD	50	51,750
Clear Channel Worldwide Holdings Inc.
6.50%, 11/15/22 (Call 11/15/17)	USD	350	364,050
Series B
7.63%, 03/15/20 (Call 11/30/15)	USD	250	258,750
Cliffs Natural Resources Inc.
7.75%, 03/31/20 (Call 03/31/17)[a]	USD	57	22,800
8.25%, 03/31/20 (Call 03/31/18)[a]	USD	100	89,500
CNH Industrial Capital LLC
3.25%, 02/01/17	USD	100	100,250
3.38%, 07/15/19[b]	USD	50	49,188
3.63%, 04/15/18[b]	USD	100	100,250
3.88%, 07/16/18[a]	USD	50	50,125
Commercial Metals Co.
7.35%, 08/15/18	USD	50	53,625
CommScope Inc.
4.38%, 06/15/20 (Call 06/15/17)[a]	USD	50	50,750
5.00%, 06/15/21 (Call 06/15/17)[a]	USD	50	50,125
5.50%, 06/15/24 (Call 06/15/19)[a]	USD	100	99,000
CommScope Technologies Finance LLC
6.00%, 06/15/25 (Call 06/15/20)[a]	USD	155	157,712
Communications Sales & Leasing Inc./CSL Capital LLC
6.00%, 04/15/23 (Call 04/15/18)[a]	USD	50	48,250
8.25%, 10/15/23 (Call 04/15/19)	USD	100	92,250
Comstock Resources Inc.
10.00%, 03/15/20 (Call 03/15/16)[a,b]	USD	75	48,938

Security	Principal (000s)		Value
Concho Resources Inc.
5.50%, 10/01/22 (Call 10/01/17)	USD	50	$50,313
5.50%, 04/01/23 (Call 10/01/17)	USD	200	201,250
6.50%, 01/15/22 (Call 01/15/17)	USD	100	103,625
CONSOL Energy Inc.
5.88%, 04/15/22 (Call 04/15/17)[b]	USD	250	162,500
8.00%, 04/01/23 (Call 04/01/18)[a]	USD	25	18,313
Constellation Brands Inc.
4.25%, 05/01/23	USD	200	204,500
4.75%, 11/15/24[b]	USD	50	52,375
6.00%, 05/01/22	USD	50	55,875
7.25%, 05/15/17	USD	100	108,250
Covanta Holding Corp.
5.88%, 03/01/24 (Call 03/01/19)	USD	75	74,438
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.
6.00%, 12/15/20 (Call 12/15/16)	USD	75	66,375
6.13%, 03/01/22 (Call 11/01/16)	USD	75	64,688
6.25%, 04/01/23 (Call 04/01/18)[a]	USD	50	42,625
Crimson Merger Sub Inc.
6.63%, 05/15/22 (Call 05/15/17)[a,b]	USD	125	107,500
Crown Americas LLC/Crown Americas Capital Corp. III
6.25%, 02/01/21 (Call 02/01/16)	USD	50	52,000
Crown Americas LLC/Crown Americas Capital Corp. IV
4.50%, 01/15/23[b]	USD	100	100,000
Crown Castle International Corp.
4.88%, 04/15/22	USD	200	211,750
5.25%, 01/15/23	USD	150	161,625
Crown European Holdings SA
4.00%, 07/15/22 (Call 04/15/22)[c]	EUR	100	115,712
CSC Holdings LLC
5.25%, 06/01/24[b]	USD	75	66,000
6.75%, 11/15/21	USD	75	72,563
8.63%, 02/15/19	USD	50	53,750
Dana Holding Corp.
5.38%, 09/15/21 (Call 09/15/16)	USD	50	51,125
5.50%, 12/15/24 (Call 12/15/19)	USD	25	25,000
Darling Global Finance BV
4.75%, 05/30/22 (Call 05/30/18)[c]	EUR	100	103,655
DaVita HealthCare Partners Inc.
5.00%, 05/01/25 (Call 05/01/20)	USD	120	118,800

44	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® GLOBAL HIGH YIELD CORPORATE BOND ETF

October 31, 2015

Security	Principal (000s)		Value
5.13%, 07/15/24 (Call 07/15/19)[b]	USD	200	$203,000
5.75%, 08/15/22 (Call 08/15/17)	USD	150	157,500
DCP Midstream LLC
5.85%, 05/21/43 (Call 05/21/23)[a,d]	USD	50	40,000
DCP Midstream Operating LP
2.50%, 12/01/17 (Call 11/01/17)	USD	100	93,000
3.88%, 03/15/23 (Call 12/15/22)	USD	50	42,000
Dell Inc.
4.63%, 04/01/21[b]	USD	25	24,000
5.65%, 04/15/18	USD	50	52,250
5.88%, 06/15/19[b]	USD	50	52,250
Denbury Resources Inc.
4.63%, 07/15/23 (Call 01/15/18)	USD	100	67,500
5.50%, 05/01/22 (Call 05/01/17)[b]	USD	200	141,500
6.38%, 08/15/21 (Call 08/15/16)	USD	50	36,750
DISH DBS Corp.
4.25%, 04/01/18	USD	100	100,125
4.63%, 07/15/17[b]	USD	100	102,250
5.00%, 03/15/23	USD	100	92,500
5.13%, 05/01/20	USD	75	74,813
5.88%, 07/15/22	USD	250	244,375
5.88%, 11/15/24	USD	250	239,375
6.75%, 06/01/21	USD	200	206,500
7.88%, 09/01/19	USD	150	164,250
DJO Finco Inc./DJO Finance LLC/DJO Finance Corp.
8.13%, 06/15/21 (Call 06/15/18)[a]	USD	75	74,250
Dollar Tree Inc.
5.25%, 03/01/20 (Call 03/01/17)[a]	USD	50	52,250
5.75%, 03/01/23 (Call 03/01/18)[a]	USD	285	299,250
DPL Inc.
6.50%, 10/15/16 (Call 09/15/16)	USD	27	27,608
7.25%, 10/15/21 (Call 07/15/21)	USD	100	100,596
DR Horton Inc.
3.63%, 02/15/18 (Call 11/15/17)[b]	USD	100	101,750
3.75%, 03/01/19 (Call 12/01/18)	USD	100	102,000
4.00%, 02/15/20	USD	100	103,000
Dynegy Inc.
5.88%, 06/01/23 (Call 06/01/18)	USD	50	46,750
6.75%, 11/01/19 (Call 05/01/17)	USD	150	150,000
7.38%, 11/01/22 (Call 11/01/18)	USD	200	200,500
7.63%, 11/01/24 (Call 11/01/19)	USD	150	150,375
E*TRADE Financial Corp.
5.38%, 11/15/22 (Call 11/15/17)[b]	USD	30	32,175

Security	Principal (000s)		Value
Eagle Spinco Inc.
4.63%, 02/15/21 (Call 02/15/18)	USD	50	$48,688
Edgewell Personal Care Co.
4.70%, 05/19/21	USD	100	103,000
4.70%, 05/24/22	USD	91	93,047
Endo Finance LLC
5.75%, 01/15/22 (Call 01/15/17)[a]	USD	75	73,781
Endo Finance LLC/Endo Finco Inc.
5.38%, 01/15/23 (Call 07/15/17)[a]	USD	275	269,500
Endo Ltd./Endo Finance LLC/Endo Finco Inc.
6.00%, 02/01/25 (Call 02/01/20)[a]	USD	200	199,500
Energizer Holdings Inc.
5.50%, 06/15/25 (Call 06/15/20)[a,b]	USD	50	50,900
Energy Transfer Equity LP
5.50%, 06/01/27 (Call 03/01/27)	USD	90	80,100
5.88%, 01/15/24 (Call 10/15/23)	USD	175	169,536
7.50%, 10/15/20	USD	100	107,500
Energy XXI Gulf Coast Inc.
6.88%, 03/15/24 (Call 03/15/19)	USD	25	4,875
7.50%, 12/15/21 (Call 12/15/16)[b]	USD	55	10,794
9.25%, 12/15/17 (Call 11/30/15)	USD	100	30,000
11.00%, 03/15/20 (Call 09/15/17)[a]	USD	150	79,875
EP Energy LLC/Everest Acquisition Finance Inc.
6.38%, 06/15/23 (Call 06/15/18)[b]	USD	100	75,500
9.38%, 05/01/20 (Call 05/01/16)	USD	200	174,000
Equinix Inc.
4.88%, 04/01/20 (Call 04/01/17)[b]	USD	25	26,063
5.38%, 01/01/22 (Call 01/01/18)	USD	80	83,600
5.38%, 04/01/23 (Call 04/01/18)	USD	100	104,000
5.75%, 01/01/25 (Call 01/01/20)	USD	50	52,250
EXCO Resources Inc.
8.50%, 04/15/22 (Call 04/15/17)	USD	75	16,125
FCA U.S. LLC/CG Co-Issuer Inc.
8.25%, 06/15/21 (Call 06/15/16)	USD	250	267,187
Felcor Lodging LP
5.63%, 03/01/23 (Call 03/01/18)	USD	50	51,500
6.00%, 06/01/25 (Call 06/01/20)	USD	25	25,813
Ferrellgas LP/Ferrellgas Finance Corp.
6.50%, 05/01/21 (Call 05/01/16)	USD	50	46,375
6.75%, 01/15/22 (Call 11/15/16)	USD	50	46,250
6.75%, 06/15/23 (Call 06/15/19)[a]	USD	50	46,000

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (Continued)

iSHARES® GLOBAL HIGH YIELD CORPORATE BOND ETF

October 31, 2015

Security	Principal (000s)		Value
Fifth Third Bancorp
5.10%, 12/29/49 (Call 06/30/23)[d]	USD	50	$45,875
First Data Corp.
5.38%, 08/15/23 (Call 08/15/18)[a,b]	USD	150	152,625
6.75%, 11/01/20 (Call 11/30/15)[a]	USD	97	102,214
8.25%, 01/15/21 (Call 01/15/16)[a,b]	USD	250	262,187
8.75%, 01/15/22 (Call 01/15/16)[a]	USD	100	105,125
10.63%, 06/15/21 (Call 04/15/16)	USD	33	36,836
11.25%, 01/15/21 (Call 11/02/15)	USD	33	36,513
11.75%, 08/15/21 (Call 05/15/16)	USD	131	149,504
12.63%, 01/15/21 (Call 01/15/16)	USD	250	286,250
FirstEnergy Corp.
Series A
2.75%, 03/15/18 (Call 02/15/18)	USD	100	100,571
Series B
4.25%, 03/15/23 (Call 12/15/22)	USD	50	50,426
FirstEnergy Transmission LLC
4.35%, 01/15/25 (Call 10/15/24)[a]	USD	50	50,934
Florida East Coast Holdings Corp.
6.75%, 05/01/19 (Call 05/01/16)[a]	USD	75	75,469
Freescale Semiconductor Inc.
5.00%, 05/15/21 (Call 05/15/16)[a]	USD	50	51,625
6.00%, 01/15/22 (Call 11/15/16)[a]	USD	100	106,250
Frontier Communications Corp.
6.25%, 09/15/21 (Call 06/15/21)[b]	USD	50	44,750
6.88%, 01/15/25 (Call 10/15/24)	USD	100	86,000
7.13%, 01/15/23[b]	USD	50	44,750
7.63%, 04/15/24	USD	50	45,000
8.13%, 10/01/18	USD	50	52,750
8.25%, 04/15/17[b]	USD	100	106,750
8.50%, 04/15/20	USD	100	103,250
8.75%, 04/15/22	USD	50	48,125
8.88%, 09/15/20 (Call 06/15/20)[a]	USD	125	129,844
9.25%, 07/01/21[b]	USD	50	50,750

Security	Principal (000s)		Value
10.50%, 09/15/22 (Call 06/15/22)[a]	USD	260	$269,750
11.00%, 09/15/25 (Call 06/15/25)[a]	USD	420	440,740
Gates Global LLC/Gates Global Co.
6.00%, 07/15/22 (Call 07/15/17)[a]	USD	75	60,000
Genesis Energy LP/Genesis Energy Finance Corp.
6.00%, 05/15/23 (Call 05/15/18)	USD	75	68,250
6.75%, 08/01/22 (Call 08/01/18)	USD	50	48,375
GenOn Energy Inc.
7.88%, 06/15/17[b]	USD	100	92,750
9.50%, 10/15/18	USD	75	66,000
9.88%, 10/15/20 (Call 11/30/15)	USD	50	41,500
Genworth Holdings Inc.
4.80%, 02/15/24	USD	100	75,000
4.90%, 08/15/23	USD	75	56,250
6.52%, 05/22/18	USD	50	50,875
7.63%, 09/24/21	USD	100	93,300
7.70%, 06/15/20	USD	50	50,250
GLP Capital LP/GLP Financing II Inc.
4.38%, 11/01/18 (Call 08/01/18)	USD	50	51,625
4.88%, 11/01/20 (Call 08/01/20)[b]	USD	125	128,750
5.38%, 11/01/23 (Call 08/01/23)	USD	75	75,750
Goodyear Tire & Rubber Co. (The)
6.50%, 03/01/21 (Call 03/01/16)	USD	100	105,875
7.00%, 05/15/22 (Call 05/15/17)[b]	USD	50	54,375
8.25%, 08/15/20 (Call 11/30/15)[b]	USD	100	104,500
Halcon Resources Corp.
8.63%, 02/01/20 (Call 02/01/17)[a,b]	USD	50	43,125
13.00%, 02/15/22 (Call 08/15/18)[a]	USD	125	72,500
Hanesbrands Inc.
6.38%, 12/15/20 (Call 12/15/15)	USD	50	51,875
Harland Clarke Holdings Corp.
9.25%, 03/01/21 (Call 03/01/17)[a]	USD	100	84,875
HCA Holdings Inc.
6.25%, 02/15/21	USD	75	81,750

46	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® GLOBAL HIGH YIELD CORPORATE BOND ETF

October 31, 2015

Security	Principal (000s)		Value
HCA Inc.
3.75%, 03/15/19	USD	100	$101,250
4.25%, 10/15/19	USD	50	51,375
4.75%, 05/01/23	USD	100	102,500
5.00%, 03/15/24	USD	350	359,625
5.25%, 04/15/25	USD	100	103,750
5.38%, 02/01/25	USD	275	282,562
5.88%, 03/15/22	USD	100	109,750
5.88%, 05/01/23	USD	100	106,125
6.50%, 02/15/20	USD	450	502,312
7.50%, 02/15/22	USD	250	287,500
HD Supply Inc.
5.25%, 12/15/21 (Call 12/15/17)[a]	USD	100	104,750
7.50%, 07/15/20 (Call 10/15/16)	USD	200	213,000
11.50%, 07/15/20 (Call 10/15/16)	USD	100	113,000
HealthSouth Corp.
5.75%, 11/01/24 (Call 11/01/17)	USD	125	125,000
Hercules Offshore Inc.
8.75%, 07/15/21 (Call 07/15/17)[a,e]	USD	50	10,000
Hertz Corp. (The)
5.88%, 10/15/20 (Call 11/30/15)[b]	USD	50	51,750
6.25%, 10/15/22 (Call 10/15/17)[b]	USD	50	52,250
6.75%, 04/15/19 (Call 11/30/15)	USD	250	256,562
Hertz Holdings Netherlands BV
4.38%, 01/15/19[c]	EUR	100	114,607
Hexion Inc.
6.63%, 04/15/20 (Call 11/30/15)	USD	225	191,250
8.88%, 02/01/18 (Call 11/30/15)	USD	125	96,250
Hexion Inc./Hexion Nova Scotia Finance ULC
9.00%, 11/15/20 (Call 11/30/15)	USD	50	26,000
Hilcorp Energy I LP/Hilcorp Finance Co.
5.00%, 12/01/24 (Call 06/01/19)[a]	USD	50	45,250
5.75%, 10/01/25 (Call 04/01/20)[a,b]	USD	75	69,188
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp.
5.63%, 10/15/21 (Call 10/15/16)	USD	100	104,625
Hologic Inc.
5.25%, 07/15/22 (Call 07/15/18)[a]	USD	111	115,162

Security	Principal (000s)		Value
HRG Group Inc.
7.75%, 01/15/22 (Call 01/15/17)	USD	75	$74,438
7.88%, 07/15/19 (Call 01/15/16)	USD	50	53,063
HUB International Ltd.
7.88%, 10/01/21 (Call 10/01/16)[a]	USD	125	124,062
Hughes Satellite Systems Corp.
6.50%, 06/15/19	USD	90	98,550
7.63%, 06/15/21	USD	75	81,937
Huntington Ingalls Industries Inc.
5.00%, 12/15/21 (Call 12/15/17)[a]	USD	50	52,125
7.13%, 03/15/21 (Call 03/15/16)	USD	50	52,500
Huntsman International LLC
4.88%, 11/15/20 (Call 08/15/20)[b]	USD	100	94,250
5.13%, 04/15/21	EUR	100	107,289
5.13%, 11/15/22 (Call 08/15/22)[a,b]	USD	50	46,750
IAC/InterActiveCorp
4.75%, 12/15/22 (Call 12/15/17)	USD	50	47,000
4.88%, 11/30/18 (Call 11/30/15)	USD	25	25,625
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
3.50%, 03/15/17 (Call 02/15/17)[b]	USD	100	100,765
4.88%, 03/15/19 (Call 07/15/16)	USD	100	102,280
5.88%, 02/01/22 (Call 08/01/17)[b]	USD	200	206,000
6.00%, 08/01/20 (Call 02/01/17)	USD	200	208,243
iHeartCommunications Inc.
9.00%, 12/15/19 (Call 11/30/15)	USD	275	233,062
9.00%, 03/01/21 (Call 03/01/16)[b]	USD	200	164,500
9.00%, 09/15/22 (Call 09/15/17)[b]	USD	100	81,750
10.00%, 01/15/18 (Call 07/15/16)[b]	USD	50	26,375
10.63%, 03/15/23 (Call 03/15/18)	USD	75	63,000
11.25%, 03/01/21 (Call 03/01/16)	USD	50	42,750
Infor U.S. Inc.
5.75%, 08/15/20 (Call 08/15/17)[a]	USD	50	50,750
5.75%, 05/15/22 (Call 05/15/18)[c]	EUR	100	101,075

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (Continued)

iSHARES® GLOBAL HIGH YIELD CORPORATE BOND ETF

October 31, 2015

Security	Principal (000s)		Value
6.50%, 05/15/22 (Call 05/15/18)[a]	USD	165	$155,925
International Game Technology
7.50%, 06/15/19	USD	25	26,875
International Game Technology PLC
4.13%, 02/15/20 (Call 11/15/19)[c]	EUR	100	111,337
4.75%, 02/15/23 (Call 08/15/22)[c]	EUR	100	106,737
5.63%, 02/15/20 (Call 11/15/19)[a,b]	USD	200	202,000
6.25%, 02/15/22 (Call 08/15/21)[a]	USD	250	244,375
International Lease Finance Corp.
3.88%, 04/15/18	USD	100	101,500
5.88%, 04/01/19	USD	50	53,574
5.88%, 08/15/22	USD	100	108,750
6.25%, 05/15/19	USD	100	108,500
8.25%, 12/15/20[b]	USD	100	119,002
8.75%, 03/15/17	USD	150	161,625
inVentiv Health Inc.
9.00%, 01/15/18 (Call 01/15/16)[a]	USD	75	77,062
Iron Mountain Inc.
5.75%, 08/15/24 (Call 08/15/17)	USD	175	176,312
6.00%, 08/15/23 (Call 08/15/18)[b]	USD	50	51,875
iStar Inc.
4.00%, 11/01/17 (Call 08/01/17)	USD	100	97,750
5.00%, 07/01/19 (Call 07/01/16)	USD	50	48,938
Jaguar Holding Co. II/Pharmaceutical Product Development LLC
6.38%, 08/01/23 (Call 08/01/18)[a]	USD	100	99,500
JC Penney Corp. Inc.
5.65%, 06/01/20[b]	USD	50	45,625
8.13%, 10/01/19	USD	25	24,875
Jefferies Finance LLC/JFIN Co-Issuer Corp.
6.88%, 04/15/22 (Call 04/15/17)[a]	USD	200	187,000
K. Hovnanian Enterprises Inc.
7.25%, 10/15/20 (Call 11/30/15)[a]	USD	100	94,250
KB Home
4.75%, 05/15/19 (Call 02/15/19)	USD	50	49,125
7.00%, 12/15/21 (Call 09/15/21)	USD	50	50,500
Kindred Healthcare Inc.
6.38%, 04/15/22 (Call 04/15/17)	USD	50	47,250
8.00%, 01/15/20	USD	50	51,750
8.75%, 01/15/23	USD	50	52,125

Security	Principal (000s)		Value
Kinetic Concepts Inc./KCI USA Inc.
10.50%, 11/01/18 (Call 11/30/15)	USD	325	$341,656
12.50%, 11/01/19 (Call 11/30/15)	USD	50	53,000
Kloeckner Pentaplast of America Inc.
7.13%, 11/01/20 (Call 05/01/17)[c]	EUR	100	114,607
KLX Inc.
5.88%, 12/01/22 (Call 12/01/17)[a,b]	USD	100	102,250
L Brands Inc.
5.63%, 02/15/22	USD	100	108,250
5.63%, 10/15/23	USD	50	54,625
6.63%, 04/01/21	USD	100	113,500
6.90%, 07/15/17	USD	50	54,000
7.00%, 05/01/20	USD	50	57,250
8.50%, 06/15/19	USD	100	118,000
Lamar Media Corp.
5.00%, 05/01/23 (Call 05/01/18)	USD	50	51,375
5.38%, 01/15/24 (Call 01/15/19)	USD	50	52,000
5.88%, 02/01/22 (Call 02/01/17)[b]	USD	50	52,750
Laredo Petroleum Inc.
5.63%, 01/15/22 (Call 01/15/17)	USD	50	46,875
7.38%, 05/01/22 (Call 05/01/17)	USD	50	49,002
Laureate Education Inc.
9.25%, 09/01/19 (Call 11/30/15)[a]	USD	125	99,375
Lear Corp.
4.75%, 01/15/23 (Call 01/15/18)	USD	100	100,750
5.25%, 01/15/25 (Call 01/15/20)	USD	50	51,000
Leidos Holdings Inc.
4.45%, 12/01/20 (Call 09/01/20)	USD	50	49,314
Lennar Corp.
4.50%, 06/15/19 (Call 04/16/19)	USD	25	25,875
4.50%, 11/15/19 (Call 08/15/19)	USD	100	103,500
4.75%, 11/15/22 (Call 08/15/22)	USD	50	50,125
4.75%, 05/30/25 (Call 02/28/25)	USD	75	74,250
4.88%, 12/15/23	USD	30	29,888
Leucadia National Corp.
5.50%, 10/18/23 (Call 01/18/23)	USD	50	49,765
Level 3 Communications Inc.
5.75%, 12/01/22 (Call 12/01/17)[b]	USD	50	51,125

48	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® GLOBAL HIGH YIELD CORPORATE BOND ETF

October 31, 2015

Security	Principal (000s)		Value
Level 3 Financing Inc.
5.13%, 05/01/23 (Call 05/01/18)[a]	USD	100	$101,000
5.38%, 08/15/22 (Call 08/15/17)	USD	75	74,813
5.38%, 05/01/25 (Call 05/01/20)[a]	USD	100	99,750
5.63%, 02/01/23 (Call 02/01/18)	USD	50	51,500
6.13%, 01/15/21 (Call 11/15/16)	USD	50	52,750
8.63%, 07/15/20 (Call 01/15/16)	USD	100	105,625
Levi Strauss & Co.
5.00%, 05/01/25 (Call 05/01/20)	USD	125	126,875
6.88%, 05/01/22 (Call 05/01/17)	USD	50	54,375
LifePoint Health Inc.
5.50%, 12/01/21 (Call 12/01/16)	USD	125	126,094
6.63%, 10/01/20 (Call 11/30/15)[b]	USD	50	51,750
Linn Energy LLC/Linn Energy Finance Corp.
6.25%, 11/01/19 (Call 11/30/15)	USD	75	17,393
6.50%, 05/15/19 (Call 11/30/15)	USD	100	25,500
6.50%, 09/15/21 (Call 09/15/17)	USD	50	11,000
7.75%, 02/01/21 (Call 11/30/15)	USD	50	11,250
8.63%, 04/15/20 (Call 11/30/15)	USD	100	26,000
Mallinckrodt International Finance SA
4.75%, 04/15/23	USD	50	44,000
Mallinckrodt International Finance SA/Mallinckrodt CB LLC
4.88%, 04/15/20 (Call 04/15/17)[a,b]	USD	100	95,875
5.50%, 04/15/25 (Call 04/15/20)[a,b]	USD	50	45,375
5.63%, 10/15/23 (Call 10/15/18)[a,b]	USD	50	47,188
5.75%, 08/01/22 (Call 08/01/17)[a]	USD	150	141,750
MarkWest Energy Partners LP/MarkWest Energy Finance Corp.
4.50%, 07/15/23 (Call 04/15/23)	USD	100	93,750
4.88%, 12/01/24 (Call 09/01/24)	USD	200	188,500
4.88%, 06/01/25 (Call 03/01/25)	USD	125	117,187
Masco Corp.
4.45%, 04/01/25 (Call 01/01/25)[b]	USD	50	50,125
5.95%, 03/15/22	USD	50	55,125
6.13%, 10/03/16[b]	USD	150	156,000
McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance
9.75%, 04/01/21 (Call 04/01/16)	USD	50	54,750
Memorial Production Partners LP/Memorial Production Finance Corp.
6.88%, 08/01/22 (Call 08/01/17)	USD	100	62,000

Security	Principal (000s)		Value
MGM Resorts International
5.25%, 03/31/20[b]	USD	25	$25,563
6.00%, 03/15/23[b]	USD	150	152,062
6.63%, 12/15/21[b]	USD	125	133,206
6.75%, 10/01/20[b]	USD	100	106,750
7.63%, 01/15/17[b]	USD	100	106,250
7.75%, 03/15/22	USD	100	110,815
8.63%, 02/01/19	USD	100	113,250
Michaels Stores Inc.
5.88%, 12/15/20 (Call 12/15/16)[a,b]	USD	50	52,875
Micron Technology Inc.
5.25%, 08/01/23 (Call 02/01/18)[a]	USD	150	145,500
5.25%, 01/15/24 (Call 05/01/18)[a]	USD	50	48,000
5.50%, 02/01/25 (Call 08/01/19)	USD	90	86,400
5.63%, 01/15/26 (Call 05/01/20)[a]	USD	50	47,250
5.88%, 02/15/22 (Call 02/15/17)[b]	USD	50	50,875
Midstates Petroleum Co. Inc./Midstates Petroleum Co. LLC
10.00%, 06/01/20 (Call 06/01/17)[a]	USD	75	51,938
MPH Acquisition Holdings LLC
6.63%, 04/01/22 (Call 04/01/17)[a]	USD	75	76,500
MPT Operating Partnership LP/MPT Finance Corp.
4.00%, 08/19/22 (Call 05/19/22)	EUR	100	111,768
MSCI Inc.
5.25%, 11/15/24 (Call 11/15/19)[a]	USD	50	52,625
5.75%, 08/15/25 (Call 08/15/20)[a]	USD	100	105,000
Murray Energy Corp.
11.25%, 04/15/21 (Call 04/15/18)[a]	USD	100	27,250
Nationstar Mortgage LLC/Nationstar Capital Corp.
6.50%, 08/01/18 (Call 11/30/15)	USD	50	48,750
6.50%, 07/01/21 (Call 01/01/17)	USD	100	92,250
Navient Corp.
4.63%, 09/25/17	USD	50	50,500
4.88%, 06/17/19[b]	USD	150	145,125
5.00%, 10/26/20[b]	USD	100	93,625

SCHEDULES OF INVESTMENTS	49

Schedule of Investments (Continued)

iSHARES® GLOBAL HIGH YIELD CORPORATE BOND ETF

October 31, 2015

Security	Principal (000s)		Value
5.50%, 01/15/19[b]	USD	250	$247,500
5.50%, 01/25/23[b]	USD	100	89,750
5.88%, 03/25/21[b]	USD	50	47,375
5.88%, 10/25/24	USD	25	22,063
6.00%, 01/25/17	USD	100	102,500
6.13%, 03/25/24	USD	100	90,500
7.25%, 01/25/22	USD	75	73,875
8.00%, 03/25/20	USD	150	159,000
8.45%, 06/15/18	USD	200	214,500
Navios Maritime Holdings Inc./Navios Maritime Finance II U.S. Inc.
7.38%, 01/15/22 (Call 01/15/17)[a]	USD	50	39,250
Navistar International Corp.
8.25%, 11/01/21 (Call 11/30/15)	USD	100	78,000
NBTY Inc.
9.00%, 10/01/18 (Call 11/30/15)	USD	50	51,188
NCR Corp.
4.63%, 02/15/21 (Call 02/15/17)	USD	50	49,125
5.00%, 07/15/22 (Call 07/15/17)	USD	50	49,125
5.88%, 12/15/21 (Call 12/15/17)	USD	50	49,875
6.38%, 12/15/23 (Call 12/15/18)	USD	75	76,687
Neiman Marcus Group Ltd. LLC
8.00%, 10/15/21 (Call 10/15/16)[a]	USD	75	77,625
Netflix Inc.
5.50%, 02/15/22[a]	USD	125	131,875
5.88%, 02/15/25[a]	USD	100	105,500
Newfield Exploration Co.
5.38%, 01/01/26 (Call 10/01/25)	USD	100	95,000
5.63%, 07/01/24[b]	USD	75	74,625
5.75%, 01/30/22	USD	150	151,875
NGL Energy Partners LP/NGL Energy Finance Corp.
5.13%, 07/15/19 (Call 06/15/19)	USD	75	69,750
NGPL PipeCo LLC
7.12%, 12/15/17[a]	USD	125	115,625
9.63%, 06/01/19 (Call 11/30/15)[a,b]	USD	50	46,500
Nielsen Co. Luxembourg Sarl (The)
5.50%, 10/01/21 (Call 10/01/16)[a,b]	USD	50	51,750
Nielsen Finance LLC/Nielsen Finance Co.
4.50%, 10/01/20 (Call 10/01/16)	USD	200	205,500
5.00%, 04/15/22 (Call 04/15/17)[a]	USD	225	228,656

Security	Principal (000s)		Value
Novelis Inc.
8.38%, 12/15/17 (Call 11/30/15)	USD	200	$202,000
8.75%, 12/15/20 (Call 12/15/15)	USD	150	151,500
NRG Energy Inc.
6.25%, 07/15/22 (Call 07/15/18)	USD	100	92,500
6.25%, 05/01/24 (Call 05/01/19)	USD	125	111,562
6.63%, 03/15/23 (Call 09/15/17)	USD	100	92,250
7.63%, 01/15/18[b]	USD	100	104,750
7.88%, 05/15/21 (Call 05/15/16)	USD	100	99,250
8.25%, 09/01/20 (Call 11/30/15)	USD	50	51,375
Nuance Communications Inc.
5.38%, 08/15/20 (Call 08/15/16)[a]	USD	100	101,750
NuStar Logistics LP
4.80%, 09/01/20	USD	50	48,500
Oasis Petroleum Inc.
6.50%, 11/01/21 (Call 11/01/16)	USD	50	42,250
6.88%, 03/15/22 (Call 09/15/17)	USD	125	106,875
7.25%, 02/01/19 (Call 11/30/15)[b]	USD	50	47,875
Offshore Group Investment Ltd.
7.13%, 04/01/23 (Call 04/01/18)	USD	75	22,031
7.50%, 11/01/19 (Call 11/30/15)	USD	75	21,375
OneMain Financial Holdings Inc.
6.75%, 12/15/19 (Call 12/15/16)[a]	USD	75	79,312
7.25%, 12/15/21 (Call 12/15/17)[a]	USD	50	52,188
ONEOK Inc.
4.25%, 02/01/22 (Call 11/02/21)	USD	50	42,528
7.50%, 09/01/23 (Call 06/01/23)	USD	75	73,390
Outfront Media Capital LLC/Outfront Media Capital Corp.
5.25%, 02/15/22 (Call 02/15/17)	USD	75	76,687
5.88%, 03/15/25 (Call 09/15/19)	USD	75	77,107
Owens-Brockway Glass Container Inc.
5.00%, 01/15/22[a]	USD	50	50,625
5.88%, 08/15/23[a]	USD	100	106,125
Pacific Drilling SA
5.38%, 06/01/20 (Call 06/01/16)[a]	USD	100	52,500
Peabody Energy Corp.
6.00%, 11/15/18	USD	150	26,250
6.25%, 11/15/21	USD	100	14,500
6.50%, 09/15/20	USD	50	6,805
10.00%, 03/15/22 (Call 03/15/18)[a,b]	USD	60	16,200

50	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® GLOBAL HIGH YIELD CORPORATE BOND ETF

October 31, 2015

Security	Principal (000s)		Value
Penn Virginia Corp.
8.50%, 05/01/20 (Call 05/01/17)[b]	USD	50	$14,375
Petco Animal Supplies Inc.
9.25%, 12/01/18 (Call 11/30/15)[a]	USD	50	51,375
Pinnacle Entertainment Inc.
6.38%, 08/01/21 (Call 08/01/16)	USD	65	69,144
7.50%, 04/15/21 (Call 11/30/15)	USD	100	105,375
Platform Specialty Products Corp.
6.50%, 02/01/22 (Call 02/01/18)[a,b]	USD	100	85,250
Post Holdings Inc.
6.00%, 12/15/22 (Call 06/15/18)[a]	USD	50	50,125
6.75%, 12/01/21 (Call 12/01/17)[a]	USD	100	103,000
7.38%, 02/15/22 (Call 02/15/17)[b]	USD	125	131,562
7.75%, 03/15/24 (Call 09/15/18)[a]	USD	100	106,750
8.00%, 07/15/25 (Call 07/15/20)[a]	USD	50	54,125
QEP Resources Inc.
5.25%, 05/01/23 (Call 02/01/23)	USD	50	44,375
5.38%, 10/01/22 (Call 07/01/22)	USD	100	90,000
6.88%, 03/01/21	USD	50	48,500
Quicken Loans Inc.
5.75%, 05/01/25 (Call 05/01/20)[a]	USD	110	108,762
QVC Inc.
3.13%, 04/01/19	USD	50	49,797
4.38%, 03/15/23	USD	50	47,669
4.45%, 02/15/25 (Call 11/15/24)	USD	50	46,824
4.85%, 04/01/24	USD	75	72,767
5.13%, 07/02/22	USD	50	50,371
Range Resources Corp.
4.88%, 05/15/25 (Call 02/15/25)[a,b]	USD	100	88,750
5.00%, 08/15/22 (Call 02/15/17)	USD	100	88,750
5.00%, 03/15/23 (Call 03/15/18)[b]	USD	25	22,125
5.75%, 06/01/21 (Call 06/01/16)	USD	50	46,750
Realogy Group LLC/Realogy Co-Issuer Corp.
4.50%, 04/15/19[a]	USD	50	51,500
Regal Entertainment Group
5.75%, 03/15/22 (Call 03/15/17)[b]	USD	100	102,500
Rite Aid Corp.
6.13%, 04/01/23 (Call 04/01/18)[a,b]	USD	225	243,281
6.75%, 06/15/21 (Call 06/15/16)[b]	USD	75	80,437
9.25%, 03/15/20 (Call 03/15/16)	USD	50	53,625

Security	Principal (000s)		Value
Rockies Express Pipeline LLC
5.63%, 04/15/20[a]	USD	75	$75,188
6.00%, 01/15/19[a]	USD	50	50,625
6.85%, 07/15/18[a]	USD	50	51,500
Royal Caribbean Cruises Ltd.
5.25%, 11/15/22	USD	50	53,063
RR Donnelley & Sons Co.
6.00%, 04/01/24	USD	50	45,625
7.00%, 02/15/22	USD	25	24,625
7.88%, 03/15/21[b]	USD	50	52,125
Sabine Pass Liquefaction LLC
5.63%, 02/01/21 (Call 11/01/20)	USD	250	247,500
5.63%, 04/15/23 (Call 01/15/23)	USD	100	97,312
5.63%, 03/01/25 (Call 12/01/24)[a]	USD	225	215,437
5.75%, 05/15/24 (Call 02/15/24)	USD	200	193,000
6.25%, 03/15/22 (Call 12/15/21)[b]	USD	100	99,500
Sabine Pass LNG LP
6.50%, 11/01/20 (Call 11/01/16)	USD	150	150,750
7.50%, 11/30/16[b]	USD	100	103,187
Sally Holdings LLC/Sally Capital Inc.
5.75%, 06/01/22 (Call 06/01/17)[b]	USD	50	52,625
6.88%, 11/15/19 (Call 11/30/15)	USD	100	103,875
Sanchez Energy Corp.
6.13%, 01/15/23 (Call 07/15/18)[b]	USD	125	90,625
7.75%, 06/15/21 (Call 06/15/17)[b]	USD	100	79,500
SandRidge Energy Inc.
8.75%, 06/01/20 (Call 06/01/17)[a]	USD	125	76,562
SBA Communications Corp.
4.88%, 07/15/22 (Call 07/15/17)	USD	75	76,875
5.63%, 10/01/19 (Call 10/01/16)	USD	50	52,188
SBA Telecommunications Inc.
5.75%, 07/15/20 (Call 07/15/16)	USD	50	52,188
Scientific Games International Inc.
7.00%, 01/01/22 (Call 01/01/18)[a,b]	USD	100	100,000
10.00%, 12/01/22 (Call 12/01/18)	USD	275	243,375
Sealed Air Corp.
4.50%, 09/15/23 (Call 06/15/23)[c]	EUR	100	115,712

SCHEDULES OF INVESTMENTS	51

Schedule of Investments (Continued)

iSHARES® GLOBAL HIGH YIELD CORPORATE BOND ETF

October 31, 2015

Security	Principal (000s)		Value
4.88%, 12/01/22 (Call 09/01/22)[a]	USD	50	$51,375
5.13%, 12/01/24 (Call 09/01/24)[a]	USD	75	77,250
5.25%, 04/01/23 (Call 01/01/23)[a]	USD	50	52,250
5.50%, 09/15/25 (Call 06/15/25)[a]	USD	25	26,313
Service Corp. International/U.S.
5.38%, 01/15/22 (Call 07/15/17)	USD	150	158,625
5.38%, 05/15/24 (Call 05/15/19)	USD	50	53,313
Seventy Seven Energy Inc.
6.50%, 07/15/22 (Call 07/15/17)[b]	USD	25	7,563
Seventy Seven Operating LLC
6.63%, 11/15/19 (Call 11/30/15)[b]	USD	75	44,250
Sinclair Television Group Inc.
5.38%, 04/01/21 (Call 04/01/16)	USD	50	50,125
5.63%, 08/01/24 (Call 08/01/19)[a,b]	USD	50	48,875
6.13%, 10/01/22 (Call 10/01/17)	USD	50	51,375
Sirius XM Radio Inc.
4.25%, 05/15/20 (Call 05/15/16)[a]	USD	150	152,625
4.63%, 05/15/23 (Call 05/15/18)[a,b]	USD	50	49,438
5.38%, 04/15/25 (Call 04/15/20)[a]	USD	50	51,125
5.75%, 08/01/21 (Call 08/01/16)[a,b]	USD	100	104,750
5.88%, 10/01/20 (Call 10/01/16)[a]	USD	50	52,813
6.00%, 07/15/24 (Call 07/15/19)[a]	USD	125	131,875
SM Energy Co.
5.00%, 01/15/24 (Call 07/15/18)	USD	100	89,000
5.63%, 06/01/25 (Call 06/01/20)[b]	USD	75	68,625
6.13%, 11/15/22 (Call 11/15/18)	USD	25	24,375
6.50%, 01/01/23 (Call 07/01/17)	USD	50	48,750
Smithfield Foods Inc.
5.25%, 08/01/18 (Call 11/30/15)[a]	USD	25	25,438
6.63%, 08/15/22 (Call 08/15/17)	USD	100	106,750
Spectrum Brands Inc.
5.75%, 07/15/25 (Call 07/15/20)[a]	USD	125	133,281
6.38%, 11/15/20 (Call 11/15/16)	USD	100	106,750
6.63%, 11/15/22 (Call 11/15/17)	USD	50	54,625
Springleaf Finance Corp.
5.25%, 12/15/19[b]	USD	100	99,250
6.90%, 12/15/17	USD	150	157,875
7.75%, 10/01/21	USD	100	107,750
Sprint Communications Inc.
6.00%, 12/01/16	USD	150	151,687
6.00%, 11/15/22	USD	250	212,812
7.00%, 03/01/20[a]	USD	100	104,749

Security	Principal (000s)		Value
7.00%, 08/15/20	USD	200	$184,561
8.38%, 08/15/17	USD	100	102,250
9.00%, 11/15/18[a]	USD	325	357,435
9.13%, 03/01/17	USD	100	103,875
11.50%, 11/15/21	USD	100	105,000
Sprint Corp.
7.13%, 06/15/24	USD	200	175,625
7.25%, 09/15/21	USD	200	183,750
7.63%, 02/15/25 (Call 11/15/24)	USD	200	177,000
7.88%, 09/15/23	USD	500	458,750
Steel Dynamics Inc.
5.13%, 10/01/21 (Call 10/01/17)[b]	USD	50	49,625
5.25%, 04/15/23 (Call 04/15/18)	USD	50	49,000
5.50%, 10/01/24 (Call 10/01/19)	USD	25	24,438
6.13%, 08/15/19 (Call 08/15/16)	USD	150	156,375
Suburban Propane Partners LP/Suburban Energy Finance Corp.
5.50%, 06/01/24 (Call 06/01/19)	USD	50	48,500
SunGard Data Systems Inc.
6.63%, 11/01/19 (Call 11/30/15)	USD	50	51,750
7.38%, 11/15/18 (Call 11/30/15)	USD	100	102,125
7.63%, 11/15/20 (Call 11/30/15)	USD	50	52,063
Sunoco LP/Sunoco Finance Corp.
5.50%, 08/01/20 (Call 08/01/17)[a]	USD	50	51,250
6.38%, 04/01/23 (Call 04/01/18)[a]	USD	100	101,000
SUPERVALU Inc.
6.75%, 06/01/21 (Call 06/01/17)	USD	25	24,250
T-Mobile USA Inc.
6.00%, 03/01/23 (Call 09/01/18)[b]	USD	100	99,750
6.13%, 01/15/22 (Call 01/15/18)	USD	100	101,750
6.25%, 04/01/21 (Call 04/01/17)	USD	300	308,250
6.38%, 03/01/25 (Call 09/01/19)	USD	150	150,015
6.46%, 04/28/19 (Call 11/10/15)	USD	150	154,312
6.50%, 01/15/24 (Call 01/15/19)	USD	150	151,125
6.54%, 04/28/20 (Call 04/28/16)	USD	100	103,000
6.63%, 11/15/20 (Call 11/15/15)[b]	USD	50	51,500
6.63%, 04/28/21 (Call 04/28/17)	USD	100	103,125
6.63%, 04/01/23 (Call 04/01/18)	USD	350	357,000
6.73%, 04/28/22 (Call 04/28/17)[b]	USD	100	103,000
6.84%, 04/28/23 (Call 04/28/18)	USD	50	51,000

52	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® GLOBAL HIGH YIELD CORPORATE BOND ETF

October 31, 2015

Security	Principal (000s)		Value
TA MFG. Ltd.
3.63%, 04/15/23 (Call 04/15/18)[c]	EUR	100	$104,942
Talen Energy Supply LLC
4.60%, 12/15/21 (Call 09/15/21)	USD	100	86,000
4.63%, 07/15/19 (Call 07/15/16)[a,b]	USD	125	114,062
6.50%, 06/01/25 (Call 06/01/20)[a,b]	USD	50	44,250
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
4.13%, 11/15/19	USD	100	93,000
4.25%, 11/15/23 (Call 05/15/18)	USD	50	43,625
5.00%, 01/15/18 (Call 10/15/17)[a]	USD	100	98,750
5.25%, 05/01/23 (Call 11/01/17)	USD	50	46,625
6.75%, 03/15/24 (Call 09/15/19)[a]	USD	50	49,000
6.88%, 02/01/21 (Call 02/01/16)	USD	75	75,375
Taylor Morrison Communities Inc./Monarch Communities Inc.
5.25%, 04/15/21 (Call 04/15/16)[a]	USD	50	50,500
TEGNA Inc.
5.13%, 10/15/19 (Call 10/15/16)	USD	100	104,250
6.38%, 10/15/23 (Call 10/15/18)	USD	75	80,812
Tenet Healthcare Corp.
4.38%, 10/01/21[b]	USD	150	149,625
4.50%, 04/01/21	USD	100	100,250
5.00%, 03/01/19	USD	175	171,062
5.50%, 03/01/19[b]	USD	25	24,625
6.00%, 10/01/20	USD	250	268,125
6.25%, 11/01/18	USD	100	106,625
6.75%, 06/15/23[b]	USD	200	198,250
8.00%, 08/01/20 (Call 11/30/15)	USD	50	51,750
8.13%, 04/01/22[b]	USD	300	316,875
Terex Corp.
6.00%, 05/15/21 (Call 11/15/16)[b]	USD	75	74,250
TerraForm Power Operating LLC
5.88%, 02/01/23 (Call 02/01/18)[a]	USD	75	69,375
Tesoro Corp.
5.38%, 10/01/22 (Call 10/01/17)	USD	50	51,000
Tesoro Logistics LP/Tesoro Logistics Finance Corp.
5.50%, 10/15/19 (Call 09/15/19)[a]	USD	100	102,250
5.88%, 10/01/20 (Call 10/01/16)	USD	50	52,000
6.13%, 10/15/21 (Call 10/15/16)	USD	50	52,000
6.25%, 10/15/22 (Call 10/15/18)[a,b]	USD	50	51,875

Security	Principal (000s)		Value
Toll Brothers Finance Corp.
5.88%, 02/15/22 (Call 11/15/21)	USD	100	$107,500
Toys R Us Inc.
10.38%, 08/15/17 (Call 11/30/15)	USD	25	20,000
Toys R Us Property Co. II LLC
8.50%, 12/01/17 (Call 11/30/15)	USD	150	144,937
TransDigm Inc.
6.00%, 07/15/22 (Call 07/15/17)	USD	100	101,750
6.50%, 07/15/24 (Call 07/15/19)	USD	125	127,187
6.50%, 05/15/25 (Call 05/15/20)[a]	USD	75	76,312
7.50%, 07/15/21 (Call 07/15/16)[b]	USD	200	210,500
Transocean Inc.
3.00%, 10/15/17	USD	50	46,375
4.30%, 10/15/22 (Call 07/15/22)	USD	100	67,250
6.00%, 03/15/18[b]	USD	75	70,594
6.50%, 11/15/20	USD	75	60,750
6.88%, 12/15/21	USD	150	118,500
Tribune Media Co.
5.88%, 07/15/22 (Call 07/15/18)[a]	USD	100	102,625
Trinseo Materials Operating SCA/Trinseo Materials Finance Inc.
6.38%, 05/01/22 (Call 01/05/18)[c]	EUR	100	109,913
Tronox Finance LLC
6.38%, 08/15/20 (Call 11/30/15)	USD	75	53,625
7.50%, 03/15/22 (Call 03/15/18)[a]	USD	50	35,375
U.S. Airways Group Inc.
6.13%, 06/01/18[b]	USD	50	51,750
U.S. Steel Corp.
6.05%, 06/01/17	USD	50	46,750
7.00%, 02/01/18	USD	50	43,625
7.38%, 04/01/20[b]	USD	50	37,500
7.50%, 03/15/22 (Call 03/15/17)[b]	USD	75	57,938
Ultra Petroleum Corp.
5.75%, 12/15/18 (Call 12/15/15)[a]	USD	50	33,750
6.13%, 10/01/24 (Call 10/01/19)[a,b]	USD	75	40,688

SCHEDULES OF INVESTMENTS	53

Schedule of Investments (Continued)

iSHARES® GLOBAL HIGH YIELD CORPORATE BOND ETF

October 31, 2015

Security	Principal (000s)		Value
United Rentals North America Inc.
4.63%, 07/15/23 (Call 07/15/18)	USD	125	$125,312
5.50%, 07/15/25 (Call 07/15/20)	USD	75	74,813
5.75%, 11/15/24 (Call 05/15/19)[b]	USD	75	76,500
6.13%, 06/15/23 (Call 12/15/17)[b]	USD	75	78,000
7.38%, 05/15/20 (Call 05/15/16)[b]	USD	50	53,125
7.63%, 04/15/22 (Call 04/15/17)	USD	150	162,766
Univision Communications Inc.
5.13%, 05/15/23 (Call 05/15/18)[a]	USD	125	123,437
5.13%, 02/15/25 (Call 02/15/20)[a]	USD	200	196,000
6.75%, 09/15/22 (Call 09/15/17)[a]	USD	90	95,175
8.50%, 05/15/21 (Call 11/30/15)[a,b]	USD	50	52,250
USG Corp.
6.30%, 11/15/16[b]	USD	100	103,250
Valeant Pharmaceuticals International Inc.
4.50%, 05/15/23 (Call 05/15/18)[c]	EUR	125	111,846
5.38%, 03/15/20 (Call 03/15/17)[a]	USD	350	304,500
5.50%, 03/01/23 (Call 03/01/18)[a]	USD	100	83,625
5.63%, 12/01/21 (Call 12/01/16)[a]	USD	100	86,750
5.88%, 05/15/23 (Call 05/15/18)[a]	USD	375	316,875
6.13%, 04/15/25 (Call 04/15/20)[a]	USD	295	249,275
6.38%, 10/15/20 (Call 10/15/16)[a]	USD	200	181,000
6.75%, 08/15/21 (Call 02/15/16)[a,b]	USD	100	89,000
7.00%, 10/01/20 (Call 11/30/15)[a]	USD	50	45,875
7.25%, 07/15/22 (Call 07/15/16)[a]	USD	50	45,000
7.50%, 07/15/21 (Call 07/15/16)[a]	USD	150	136,500

Security	Principal (000s)		Value
Vereit Operating Partnership LP
3.00%, 02/06/19 (Call 01/06/19)	USD	100	$96,375
4.60%, 02/06/24 (Call 11/06/23)	USD	50	48,375
VeriSign Inc.
4.63%, 05/01/23 (Call 05/01/18)[b]	USD	100	99,750
5.25%, 04/01/25 (Call 01/01/25)[b]	USD	50	50,750
Verso Paper Holdings LLC/Verso Paper Inc.
11.75%, 01/15/19 (Call 11/30/15)[b]	USD	30	6,750
Voya Financial Inc.
5.65%, 05/15/53 (Call 05/15/23)[b,d]	USD	50	50,750
Vulcan Materials Co.
4.50%, 04/01/25 (Call 01/01/25)	USD	25	25,500
7.50%, 06/15/21	USD	50	58,750
VWR Funding Inc.
4.63%, 04/15/22 (Call 04/15/18)[c]	EUR	100	106,875
West Corp.
5.38%, 07/15/22 (Call 07/15/17)[a,b]	USD	125	119,062
Whiting Canadian Holding Co. ULC
8.13%, 12/01/19 (Call 12/01/15)	USD	100	101,250
Whiting Petroleum Corp.
5.00%, 03/15/19 (Call 12/15/18)	USD	100	95,250
5.75%, 03/15/21 (Call 12/15/20)[b]	USD	200	186,500
6.25%, 04/01/23 (Call 01/01/23)[b]	USD	100	93,250
WideOpenWest Finance LLC/WideOpenWest Capital Corp.
10.25%, 07/15/19 (Call 11/30/15)	USD	75	75,188
Windstream Services LLC
6.38%, 08/01/23 (Call 02/01/18)	USD	100	79,000
7.50%, 06/01/22 (Call 06/01/17)	USD	50	41,600
7.50%, 04/01/23 (Call 04/01/16)[b]	USD	50	41,875
7.75%, 10/15/20 (Call 11/30/15)	USD	50	45,063
7.75%, 10/01/21 (Call 10/01/16)[b]	USD	100	86,000
7.88%, 11/01/17[b]	USD	100	105,750
WMG Acquisition Corp.
6.00%, 01/15/21 (Call 01/15/16)[a]	USD	50	51,375

54	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® GLOBAL HIGH YIELD CORPORATE BOND ETF

October 31, 2015

Security	Principal or Shares (000s)		Value
6.75%, 04/15/22 (Call 04/15/17)[a]	USD	75	$69,750
WPX Energy Inc.
5.25%, 09/15/24 (Call 06/15/24)[b]	USD	50	41,625
6.00%, 01/15/22 (Call 10/15/21)	USD	75	66,000
7.50%, 08/01/20 (Call 07/01/20)[b]	USD	50	46,875
8.25%, 08/01/23 (Call 06/01/23)[b]	USD	100	93,000
WR Grace & Co.-Conn
5.13%, 10/01/21[a]	USD	50	52,000
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.
4.25%, 05/30/23 (Call 02/28/23)[a,b]	USD	50	44,375
5.38%, 03/15/22 (Call 03/15/17)[b]	USD	150	148,500
5.50%, 03/01/25 (Call 12/01/24)[a,b]	USD	225	210,656
XPO Logistics Inc.
5.75%, 06/15/21 (Call 12/15/17)[c]	EUR	100	100,534
6.50%, 06/15/22 (Call 06/15/18)[a]	USD	150	133,875
7.88%, 09/01/19 (Call 09/01/16)[a]	USD	100	100,750
Zayo Group LLC/Zayo Capital Inc.
6.00%, 04/01/23 (Call 04/01/18)[a]	USD	145	147,827
Zebra Technologies Corp.
7.25%, 10/15/22 (Call 10/15/17)	USD	100	108,750

			71,925,969

TOTAL CORPORATE BONDS & NOTES
(Cost: $122,071,558)			115,271,227

SHORT-TERM INVESTMENTS — 15.46%

MONEY MARKET FUNDS — 15.46%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.19%[g,h,i]		15,944	15,944,238

Security	Shares (000s)	Value
BlackRock Cash Funds: Prime, SL Agency Shares
0.19%[g,h,i]	1,397	$1,396,767
BlackRock Cash Funds: Treasury, SL Agency Shares
0.02%[g,h]	1,040	1,040,084

		18,381,089

TOTAL SHORT-TERM INVESTMENTS
(Cost: $18,381,089)		18,381,089

TOTAL INVESTMENTS IN SECURITIES — 112.38%
(Cost: $140,452,647)		133,652,316
Other Assets, Less Liabilities — (12.38)%		(14,721,312)

NET ASSETS — 100.00%		$118,931,004

CAD	— Canadian Dollar
EUR	— Euro
GBP	— British Pound
USD	— United States Dollar

[a]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[d]	Variable rate security. Rate shown is as of report date.
[e]	Issuer is in default of interest payments.
[f]	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
[g]	Affiliated issuer. See Note 2.
[h]	The rate quoted is the annualized seven-day yield of the fund at period end.
[i]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	55

Statements of Assets and Liabilities

iSHARES® , INC.

October 31, 2015

	iShares Emerging Markets Corporate Bond ETF	iShares Emerging Markets High Yield Bond ETF	iShares Emerging Markets Local Currency Bond ETF

ASSETS
Investments, at cost:
Unaffiliated	$29,867,206	$167,221,411	$581,146,058
Affiliated (Note 2)	994,942	1,804,380	244,291

Total cost of investments	$30,862,148	$169,025,791	$581,390,349

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$28,352,011	$154,832,154	$493,061,872
Affiliated (Note 2)	994,942	1,804,380	244,291

Total fair value of investments	29,346,953	156,636,534	493,306,163
Foreign currency, at value[b]	—	—	27,157,759
Cash	23,775	69,975	5,991,323
Receivables:
Investment securities sold	136,938	—	7,250,687
Interest	403,218	2,565,932	7,624,204
Tax reclaims	—	—	180,670

Total Assets	29,910,884	159,272,441	541,510,806

LIABILITIES
Payables:
Investment securities purchased	206,074	—	19,570,946
Collateral for securities on loan (Note 1)	763,795	—	—
Deferred foreign capital gains taxes (Note 1)	35	5,112	904,814
Investment advisory fees (Note 2)	12,185	67,852	222,765
Capital shares redeemed	—	—	280,149

Total Liabilities	982,089	72,964	20,978,674

NET ASSETS	$28,928,795	$159,199,477	$520,532,132

Net assets consist of:
Paid-in capital	$30,725,130	$186,687,598	$622,762,768
Undistributed net investment income/(accumulated net investment loss)	102,659	769,263	(5,199)
Accumulated net realized loss	(383,764)	(15,866,622)	(13,100,259)
Net unrealized depreciation	(1,515,230)	(12,390,762)	(89,125,178)

NET ASSETS	$28,928,795	$159,199,477	$520,532,132

Shares outstanding[c]	600,000	3,400,000	12,600,000

Net asset value per share	$48.21	$46.82	$41.31

[a]	Securities on loan with values of $564,146, $ — and $ —, respectively. See Note 1.
[b]	Cost of foreign currency: $ —, $ — and $27,156,215, respectively.
[c]	$0.001 par value, number of shares authorized: 500 million, 500 million and 500 million, respectively.

See notes to financial statements.

56	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (Continued)

iSHARES®, INC.

October 31, 2015

iShares Global High Yield Corporate Bond ETF

ASSETS
Investments, at cost:
Unaffiliated	$122,071,558
Affiliated (Note 2)	18,381,089

Total cost of investments	$140,452,647

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$115,271,227
Affiliated (Note 2)	18,381,089

Total fair value of investments	133,652,316
Foreign currency, at value[b]	1,820,686
Cash	499
Receivables:
Investment securities sold	253,123
Due from custodian (Note 4)	737,908
Interest	2,010,630
Tax reclaims	6,468

Total Assets	138,481,630

LIABILITIES
Payables:
Investment securities purchased	2,174,565
Collateral for securities on loan (Note 1)	17,341,005
Investment advisory fees (Note 2)	35,056

Total Liabilities	19,550,626

NET ASSETS	$118,931,004

Net assets consist of:
Paid-in capital	$126,659,471
Undistributed net investment income	208,120
Accumulated net realized loss	(1,140,207)
Net unrealized depreciation	(6,796,380)

NET ASSETS	$118,931,004

Shares outstanding[c]	2,500,000

Net asset value per share	$47.57

[a]	Securities on loan with a value of $16,647,650. See Note 1.
[b]	Cost of foreign currency: $1,810,741.
[c]	$0.001 par value, number of shares authorized: 500 million.

See notes to financial statements.

FINANCIAL STATEMENTS	57

Statements of Operations

iSHARES® , INC.

Year ended October 31, 2015

	iShares Emerging Markets Corporate Bond ETF	iShares Emerging Markets High Yield Bond ETF	iShares Emerging Markets Local Currency Bond ETF

NET INVESTMENT INCOME
Interest — unaffiliated[a]	$1,425,777	$13,404,149	$28,967,932
Interest — affiliated (Note 2)	43	114	77
Securities lending income — affiliated — net (Note 2)	4,122	—	—

	1,429,942	13,404,263	28,968,009
Less: Other foreign taxes (Note 1)	—	—	(1,038)

Total investment income	1,429,942	13,404,263	28,966,971

EXPENSES
Investment advisory fees (Note 2)	151,278	1,074,126	3,000,002

Total expenses	151,278	1,074,126	3,000,002
Less investment advisory fees waived (Note 2)	—	—	(177,866)

Net expenses	151,278	1,074,126	2,822,136

Net investment income	1,278,664	12,330,137	26,144,835

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated[b]	(121,410)	(8,655,277)	(59,963,817)
In-kind redemptions — unaffiliated	(372,897)	(5,086,092)	(1,741,977)
Foreign currency transactions	—	—	(4,502,669)

Net realized loss	(494,307)	(13,741,369)	(66,208,463)

Net change in unrealized appreciation/depreciation on:
Investments[c]	(1,231,916)	(6,790,259)	(49,717,676)
Translation of assets and liabilities in foreign currencies	—	—	396,913

Net change in unrealized appreciation/depreciation	(1,231,916)	(6,790,259)	(49,320,763)

Net realized and unrealized loss	(1,726,223)	(20,531,628)	(115,529,226)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(447,559)	$(8,201,491)	$(89,384,391)

[a]	Net of foreign withholding tax of $ —, $ — and $1,155,215, respectively.
[b]	Net of foreign capital gains taxes of $ —, $3,607 and $432,669, respectively.
[c]	Net of deferred foreign capital gains taxes of $35, $1,505 and $904,814, respectively.

See notes to financial statements.

58	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations (Continued)

iSHARES®, INC.

Year ended October 31, 2015

iShares Global High Yield Corporate Bond ETF

NET INVESTMENT INCOME
Interest — unaffiliated	$5,167,696
Interest — affiliated (Note 2)	95
Securities lending income — affiliated — net (Note 2)	58,455

Total investment income	5,226,246

EXPENSES
Investment advisory fees (Note 2)	514,769

Total expenses	514,769
Less investment advisory fees waived (Note 2)	(140,390)

Net expenses	374,379

Net investment income	4,851,867

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(1,785,187)
In-kind redemptions — unaffiliated	(1,421,358)
Foreign currency transactions	(181,127)

Net realized loss	(3,387,672)

Net change in unrealized appreciation/depreciation on:
Investments	(6,158,114)
Translation of assets and liabilities in foreign currencies	36,479

Net change in unrealized appreciation/depreciation	(6,121,635)

Net realized and unrealized loss	(9,509,307)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(4,657,440)

See notes to financial statements.

FINANCIAL STATEMENTS	59

Statements of Changes in Net Assets

iSHARES® , INC.

	iShares Emerging Markets Corporate Bond ETF		iShares Emerging Markets High Yield Bond ETF
	Year ended October 31, 2015	Year ended October 31, 2014	Year ended October 31, 2015	Year ended October 31, 2014

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$1,278,664	$1,023,917	$12,330,137	$11,257,973
Net realized loss	(494,307)	(469,536)	(13,741,369)	(2,999,444)
Net change in unrealized appreciation/depreciation	(1,231,916)	704,330	(6,790,259)	2,317,391

Net increase (decrease) in net assets resulting from operations	(447,559)	1,258,711	(8,201,491)	10,575,920

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,251,781)	(1,055,015)	(12,543,243)	(11,283,625)

Total distributions to shareholders	(1,251,781)	(1,055,015)	(12,543,243)	(11,283,625)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	14,833,589	10,244,305	93,299,391	20,746,273
Cost of shares redeemed	(9,796,578)	(20,194,665)	(112,360,271)	(24,637,402)

Net increase (decrease) in net assets from capital share transactions	5,037,011	(9,950,360)	(19,060,880)	(3,891,129)

INCREASE (DECREASE) IN NET ASSETS	3,337,671	(9,746,664)	(39,805,614)	(4,598,834)

NET ASSETS
Beginning of year	25,591,124	35,337,788	199,005,091	203,603,925

End of year	$28,928,795	$25,591,124	$159,199,477	$199,005,091

Undistributed net investment income included in net assets at end of year	$102,659	$75,776	$769,263	$985,976

SHARES ISSUED AND REDEEMED
Shares sold	300,000	200,000	1,900,000	400,000
Shares redeemed	(200,000)	(400,000)	(2,400,000)	(500,000)

Net increase (decrease) in shares outstanding	100,000	(200,000)	(500,000)	(100,000)

See notes to financial statements.

60	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES®, INC.

	iShares Emerging Markets Local Currency Bond ETF		iShares Global High Yield Corporate Bond ETF
	Year ended October 31, 2015	Year ended October 31, 2014	Year ended October 31, 2015	Year ended October 31, 2014

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$26,144,835	$27,019,142	$4,851,867	$4,983,353
Net realized gain (loss)	(66,208,463)	(13,178,352)	(3,387,672)	212,659
Net change in unrealized appreciation/depreciation	(49,320,763)	(23,280,344)	(6,121,635)	(3,142,613)

Net increase (decrease) in net assets resulting from operations	(89,384,391)	(9,439,554)	(4,657,440)	2,053,399

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	—	(15,780,076)	(4,184,901)	(5,236,812)
Return of capital	(7,292,193)	(318,883)	—	—

Total distributions to shareholders	(7,292,193)	(16,098,959)	(4,184,901)	(5,236,812)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	190,126,828	20,287,350	53,329,370	37,550,657
Cost of shares redeemed	(157,774,832)	(48,233,688)	(29,558,374)	(5,258,227)

Net increase (decrease) in net assets from capital share transactions	32,351,996	(27,946,338)	23,770,996	32,292,430

INCREASE (DECREASE) IN NET ASSETS	(64,324,588)	(53,484,851)	14,928,655	29,109,017

NET ASSETS
Beginning of year	584,856,720	638,341,571	104,002,349	74,893,332

End of year	$520,532,132	$584,856,720	$118,931,004	$104,002,349

Undistributed net investment income/(accumulated net investment loss) included in net assets at end of year	$(5,199)	$—	$208,120	$378,942

SHARES ISSUED AND REDEEMED
Shares sold	4,200,000	400,000	1,100,000	700,000
Shares redeemed	(3,600,000)	(1,000,000)	(600,000)	(100,000)

Net increase (decrease) in shares outstanding	600,000	(600,000)	500,000	600,000

See notes to financial statements.

FINANCIAL STATEMENTS	61

Financial Highlights

iSHARES® , INC.

(For a share outstanding throughout each period)

iShares Emerging Markets Corporate Bond ETF

	Year ended Oct. 31, 2015	Year ended Oct. 31, 2014	Year ended Oct. 31, 2013	Period from Apr. 17, 2012[a] to Oct. 31, 2012
Net asset value, beginning of period	$51.18	$50.48	$52.93	$50.00

Income from investment operations:
Net investment income[b]	2.19	2.01	1.92	1.07
Net realized and unrealized gain (loss)[c]	(3.02)	0.75	(2.49)	2.76

Total from investment operations	(0.83)	2.76	(0.57)	3.83

Less distributions from:
Net investment income	(2.14)	(2.06)	(1.88)	(0.90)

Total distributions	(2.14)	(2.06)	(1.88)	(0.90)

Net asset value, end of period	$48.21	$51.18	$50.48	$52.93

Total return	(1.62)%	5.61%	(1.07)%	7.75%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$28,929	$25,591	$35,338	$21,170
Ratio of expenses to average net assets[e]	0.53%	0.60%	0.60%	0.60%
Ratio of net investment income to average net assets[e]	4.47%	3.99%	3.74%	3.87%
Portfolio turnover rate[f]	11%	20%	33%	29%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

62	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

iShares Emerging Markets High Yield Bond ETF

	Year ended Oct. 31, 2015	Year ended Oct. 31, 2014	Year ended Oct. 31, 2013	Period from Apr. 3, 2012[a] to Oct. 31, 2012
Net asset value, beginning of period	$51.03	$50.90	$53.62	$50.02

Income from investment operations:
Net investment income[b]	2.99	2.93	2.97	1.60
Net realized and unrealized gain (loss)[c]	(4.11)	0.15	(2.91)	3.40

Total from investment operations	(1.12)	3.08	0.06	5.00

Less distributions from:
Net investment income	(3.09)	(2.95)	(2.78)	(1.40)

Total distributions	(3.09)	(2.95)	(2.78)	(1.40)

Net asset value, end of period	$46.82	$51.03	$50.90	$53.62

Total return	(2.13)%	6.24%	0.14%	10.21%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$159,199	$199,005	$203,604	$166,231
Ratio of expenses to average net assets[e]	0.55%	0.65%	0.65%	0.65%
Ratio of net investment income to average net assets[e]	6.29%	5.78%	5.64%	5.34%
Portfolio turnover rate[f]	39%	24%	57%	40%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	63

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

iShares Emerging Markets Local Currency Bond ETF

	Year ended Oct. 31, 2015	Year ended Oct. 31, 2014	Year ended Oct. 31, 2013	Year ended Oct. 31, 2012	Period from Oct. 18, 2011[a] to Oct. 31, 2011
Net asset value, beginning of period	$48.74	$50.66	$51.94	$51.13	$49.85

Income from investment operations:
Net investment income[b]	2.03	2.26	2.07	2.31	0.02
Net realized and unrealized gain (loss)[c]	(8.87)	(2.84)	(1.92)	0.41	1.26

Total from investment operations	(6.84)	(0.58)	0.15	2.72	1.28

Less distributions from:
Net investment income	—	(1.31)	(1.39)	(0.81)	—
Return of capital	(0.59)	(0.03)	(0.04)	(1.10)	—

Total distributions	(0.59)	(1.34)	(1.43)	(1.91)	—

Net asset value, end of period	$41.31	$48.74	$50.66	$51.94	$51.13

Total return	(13.99)%[d]	(1.14)%	0.28%	5.48%	2.57%[e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$520,532	$584,857	$638,342	$207,753	$30,681
Ratio of expenses to average net assets[f]	0.50%	0.59%	0.60%	0.60%	0.60%
Ratio of expenses to average net assets prior to waived fees[f]	0.53%	0.60%	n/a	n/a	n/a
Ratio of net investment income to average net assets[f]	4.63%	4.56%	4.04%	4.57%	1.21%
Portfolio turnover rate[g]	46%	43%	41%	61%	0%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	The total return disclosed is based on the net asset value (“NAV”) calculated daily for the creation and redemption of shares in the Fund, which may differ from the NAV calculated for financial reporting purposes. Based on the NAV calculated for financial reporting purposes, the total return for the Fund was -14.16%.
[e]	Not annualized.
[f]	Annualized for periods of less than one year.
[g]	Portfolio turnover rates exclude portfolio securities received or delivered in Creation Units but include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units partially for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rates for the years ended October 31, 2015, October 31, 2014, October 31, 2013 and October 30, 2012 were 32%, 36%, 39% and 61%, respectively. See Note 4.

See notes to financial statements.

64	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

iShares Global High Yield Corporate Bond ETF

	Year ended Oct. 31, 2015	Year ended Oct. 31, 2014	Year ended Oct. 31, 2013	Period from Apr. 3, 2012[a] to Oct. 31, 2012
Net asset value, beginning of period	$52.00	$53.50	$51.67	$50.00

Income from investment operations:
Net investment income[b]	2.56	2.84	3.05	1.82
Net realized and unrealized gain (loss)[c]	(4.76)	(1.28)	1.70	1.35

Total from investment operations	(2.20)	1.56	4.75	3.17

Less distributions from:
Net investment income	(2.23)	(3.06)	(2.92)	(1.50)

Total distributions	(2.23)	(3.06)	(2.92)	(1.50)

Net asset value, end of period	$47.57	$52.00	$53.50	$51.67

Total return	(4.32)%	2.91%	9.50%	6.53%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$118,931	$104,002	$74,893	$36,169
Ratio of expenses to average net assets[e]	0.40%	0.40%	0.40%	0.40%
Ratio of expenses to average net assets prior to waived fees[e]	0.55%	0.55%	0.55%	0.55%
Ratio of net investment income to average net assets[e]	5.18%	5.31%	5.82%	6.28%
Portfolio turnover rate[f]	21%	21%	20%	10%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	65

Notes to Financial Statements

iSHARES®, INC.

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company was incorporated under the laws of the State of Maryland on September 1, 1994 pursuant to Articles of Incorporation as subsequently amended and restated.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Emerging Markets Corporate Bond	Non-diversified
Emerging Markets High Yield Bond	Non-diversified
Emerging Markets Local Currency Bond	Non-diversified
Global High Yield Corporate Bond	Non-diversified

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Pursuant to the Company’s organizational documents, the Funds’ officers and directors are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Directors of the Company (the “Board”).

•

Fixed income investments are valued at the last available bid price received from independent pricing services. In determining the value of a fixed income investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments, and calculated yield measures.

66	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

•	Open-end U.S. mutual funds are valued at that day’s published net asset value (“NAV”).

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Company’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Company’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

NOTES TO FINANCIAL STATEMENTS	67

Notes to Financial Statements (Continued)

iSHARES®, INC.

The following table summarizes the value of each of the Funds’ investments according to the fair value hierarchy as of October 31, 2015. The breakdown of each Fund’s investments into major categories is disclosed in its respective schedule of investments.

iShares ETF	Level 1	Level 2	Level 3	Total
Emerging Markets Corporate Bond
Investments:
Assets:
Corporate Bonds & Notes	$—	$27,156,541	$—	$27,156,541
Foreign Government Obligations	—	1,195,470	—	1,195,470
Money Market Funds	994,942	—	—	994,942

Total	$994,942	$28,352,011	$—	$29,346,953

Emerging Markets High Yield Bond
Investments:
Assets:
Corporate Bonds & Notes	$—	$69,600,943	$—	$69,600,943
Foreign Government Obligations	—	85,231,211	—	85,231,211
Money Market Funds	1,804,380	—	—	1,804,380

Total	$1,804,380	$154,832,154	$—	$156,636,534

Emerging Markets Local Currency Bond
Investments:
Assets:
Foreign Government Obligations	$—	$493,061,872	$—	$493,061,872
Money Market Funds	244,291	—	—	244,291

Total	$244,291	$493,061,872	$—	$493,306,163

Global High Yield Corporate Bond
Investments:
Assets:
Corporate Bonds & Notes	$—	$115,271,227	$—	$115,271,227
Money Market Funds	18,381,089	—	—	18,381,089

Total	$18,381,089	$115,271,227	$—	$133,652,316

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on the accrual basis.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

68	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes,” and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of October 31, 2015, if any, are disclosed in the Funds’ statements of assets and liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities plus the interest accrued on such securities, if any, for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan plus accrued interest, if any. The market value of the loaned securities is determined at the close of each business day of the Funds. Any additional required collateral is delivered to the Funds and any excess collateral is returned by the Funds on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Any cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of October 31, 2015, any securities on loan were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. The securities on loan for each Fund are also disclosed in its schedule of investments. The total value of any securities on loan as of October 31, 2015 and the total value of the related collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. Each Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

NOTES TO FINANCIAL STATEMENTS	69

Notes to Financial Statements (Continued)

iSHARES®, INC.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of each Fund’s securities lending agreements which are subject to offset under an MSLA as of October 31, 2015:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount [b]
Emerging Markets Corporate Bond
Barclays Capital Inc.	$181,907	$181,500	$(407)
Citigroup Global Markets Inc.	17,044	17,044	—
JPMorgan Clearing Corp.	365,195	365,195	—

	$564,146	$563,739	$(407)

Global High Yield Corporate Bond
Barclays Capital Inc.	$1,848,844	$1,848,844	$—
BNP Paribas Prime Brokerage Inc.	279,913	279,913	—
Citigroup Global Markets Inc.	1,538,453	1,538,453	—
Credit Suisse Securities (USA) LLC	1,382,513	1,382,513	—
Deutsche Bank Securities Inc.	1,123,810	1,123,810	—
Goldman Sachs & Co.	1,446,986	1,446,986	—
Jefferies LLC	330,875	330,875	—
JPMorgan Clearing Corp.	4,444,660	4,444,660	—
JPMorgan Securities LLC	1,055,415	1,055,415	—
Merrill Lynch, Pierce, Fenner & Smith	1,410,380	1,410,380	—
Morgan Stanley & Co. LLC	1,648,504	1,648,504	—
National Financial Services LLC	43,172	43,172	—
SG Americas Securities LLC	49,625	49,625	—
UBS Securities LLC	44,500	44,500	—

	$16,647,650	$16,647,650	$—

[a]	Collateral received in excess of the market value of securities on loan is not presented for financial reporting purposes. The total collateral received is disclosed in each Fund’s statement of assets and liabilities.
[b]	Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Company, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

70	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

BFA has entered into a sub-advisory agreement with BlackRock International Limited, (the “Sub-Adviser”), an affiliate of BFA, under which BFA pays the Sub-Adviser for services it provides to the iShares Emerging Markets Local Currency Bond ETF and iShares Global High Yield Corporate Bond ETF.

Effective March 2, 2015, for its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
Emerging Markets Corporate Bond	0.50%
Emerging Markets High Yield Bond	0.50

Prior to March 2, 2015, for its investment advisory services to the iShares Emerging Markets Corporate Bond ETF and iShares Emerging Markets High Yield Bond ETF, BFA was entitled to an annual investment advisory fee of 0.60% and 0.65%, respectively, based on the average daily net assets of each Fund.

Effective March 2, 2015, for its investment advisory services to the iShares Emerging Markets Local Currency Bond ETF, BFA is entitled to an annual investment advisory fee of 0.50% based on the average daily net assets of the Fund. Prior to March 2, 2015, for its investment advisory services to the Fund, BFA was entitled to an annual investment advisory fee of 0.60% based on the average daily net assets of the Fund. For the year ended October 31, 2015, BFA has voluntarily waived a portion of its investment advisory fees for the Fund in the amount of $177,866.

For its investment advisory services to the iShares Global High Yield Corporate Bond ETF, BFA is entitled to an annual investment advisory fee of 0.55% based on the average daily net assets of the Fund. The total of the investment advisory fee and any other fund expenses is a fund’s total annual operating expense. BFA has contractually agreed to waive a portion of its investment advisory fees for the Fund through February 28, 2017 in order to limit total annual operating expenses to 0.40% of average daily net assets.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

NOTES TO FINANCIAL STATEMENTS	71

Notes to Financial Statements (Continued)

iSHARES®, INC.

Prior to January 1, 2015, each Fund retained 75% of securities lending income and the amount retained was never less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in the calendar year 2014 exceeded the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013 and pursuant to a securities lending agreement, each Fund retained for the remainder of the calendar year 2014, 80% of securities lending income and the amount retained was never less than 70% of the total of securities lending income plus the collateral investment fees.

For the year ended October 31, 2015, the total of securities lending agent services and collateral investment fees paid were as follows:

iShares ETF	Fees Paid to BTC
Emerging Markets Corporate Bond	$1,349
Global High Yield Corporate Bond	19,889

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Cross trades for the year ended October 31, 2015, if any, were executed by the Funds pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Interest – affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Certain directors and officers of the Company are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended October 31, 2015 were as follows:

iShares ETF	Purchases	Sales
Emerging Markets Corporate Bond	$8,276,599	$2,941,653
Emerging Markets High Yield Bond	72,977,027	73,658,318
Emerging Markets Local Currency Bond	286,081,259	238,863,803
Global High Yield Corporate Bond	43,471,343	19,692,464

72	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

In-kind transactions (see Note 4) for the year ended October 31, 2015 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Emerging Markets Corporate Bond	$9,391,809	$9,391,647
Emerging Markets High Yield Bond	90,462,666	108,715,449
Emerging Markets Local Currency Bond	24,129,586	39,355,024
Global High Yield Corporate Bond	27,715,434	27,663,188

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind contributions are reflected as “Due from custodian” and securities related to in-kind redemptions are reflected as “Securities related to in-kind transactions” in the statements of assets and liabilities.

5.	PRINCIPAL RISKS

In the normal course of business, each Fund’s investment activities expose it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks each Fund is exposed to include market risk and credit risk. Each Fund’s prospectus provides details of these and other types of risk.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss each Fund may suffer through holding market positions in the face of market movements. Each Fund is exposed to market risk by virtue of its investment in fixed income instruments. The fair value of securities held by the Funds may decline due to general market conditions, economic trends or events that are not specifically

NOTES TO FINANCIAL STATEMENTS	73

Notes to Financial Statements (Continued)

iSHARES®, INC.

related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Each Fund invests a substantial amount of its assets in securities of non-U.S. issuers that trade in non-U.S. markets. This involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Fund; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war. These risks are heightened for investments in issuers from countries with less developed markets.

The United States and the European Union, along with the regulatory bodies of a number of countries including Japan, Australia and Canada (collectively, “Sanctioning Bodies”), have imposed sectorial economic sanctions on certain Russian individuals and Russian corporate entities which include prohibitions on transacting in or dealing in new debt of longer than 30 or 90 days maturity or new equity of such issuers. Securities held by the iShares Emerging Markets Corporate Bond ETF, iShares Emerging Markets High Yield Bond ETF and iShares Emerging Markets Local Currency Bond ETF issued prior to the date of the sanctions being imposed are not currently subject to any restrictions under the sanctions. However, compliance with each of these sanctions may impair the ability of a Fund to buy, sell, hold, receive or deliver the affected securities or other securities of such issuers. The Sanctioning Bodies could also institute broader sanctions on Russia. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. Current or future sanctions may result in Russia taking counter measures or retaliatory actions, which may further impair the value and liquidity of Russian securities. These retaliatory measures may include the immediate freeze of Russian assets held by a Fund.

Each Fund invests a substantial amount of its assets in fixed-income securities. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. Given the environment of historically low interest rates, each Fund may be subject to a greater risk of price losses if interest rates rise.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of each Fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

74	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

The iShares Emerging Markets Corporate Bond ETF, iShares Emerging Markets High Yield Bond ETF and iShares Global High Yield Corporate Bond ETF each invests a substantial portion of its assets in high yield securities that are rated below investment-grade (including those bonds rated lower than “BBB-” by Standard & Poor’s Ratings Services and Fitch or “Baa3” by Moody’s), or are unrated which may be more volatile than higher-rated securities of similar maturity. High yield securities may also be subject to greater levels of credit or default risk than higher-rated securities and high yield securities may be less liquid and more difficult to sell at an advantageous time or price or to value than higher-rated securities. In particular, high yield securities are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) companies, which are generally less able than more financially stable companies to make scheduled payments of interest and principal.

6.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of October 31, 2015, attributable to net investment loss, foreign currency transactions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
Emerging Markets Corporate Bond	$(372,898)	$—	$372,898
Emerging Markets High Yield Bond	(6,386,123)	(3,607)	6,389,730
Emerging Markets Local Currency Bond	(33,369,967)	(26,150,034)	59,520,001
Global High Yield Corporate Bond	(1,421,357)	(837,788)	2,259,145

The tax character of distributions paid during the years ended October 31, 2015 and October 31, 2014 was as follows:

iShares ETF	2015	2014
Emerging Markets Corporate Bond
Ordinary income	$1,251,781	$1,055,015

Emerging Markets High Yield Bond
Ordinary income	$12,543,243	$11,283,625

Emerging Markets Local Currency Bond
Ordinary income	$—	$15,780,076
Return of capital	7,292,193	318,883

	$7,292,193	$16,098,959

Global High Yield Corporate Bond
Ordinary income	$4,184,901	$5,236,812

NOTES TO FINANCIAL STATEMENTS	75

Notes to Financial Statements (Continued)

iSHARES®, INC.

As of October 31, 2015, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Total
Emerging Markets Corporate Bond	$102,659	$(383,519)	$(1,515,475)	$(1,796,335)
Emerging Markets High Yield Bond	943,275	(15,560,285)	(12,871,111)	(27,488,121)
Emerging Markets Local Currency Bond	—	(8,453,438)	(93,777,198)	(102,230,636)
Global High Yield Corporate Bond	208,114	(1,103,598)	(6,832,983)	(7,728,467)

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and interest accruals on defaulted bonds.

As of October 31, 2015, the following Funds had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

iShares ETF	Non- Expiring
Emerging Markets Corporate Bond	$383,519
Emerging Markets High Yield Bond	15,560,285
Emerging Markets Local Currency Bond	8,453,438
Global High Yield Corporate Bond	1,103,598

As of October 31, 2015, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Emerging Markets Corporate Bond	$30,862,393	$282,328	$(1,797,768)	$(1,515,440)
Emerging Markets High Yield Bond	169,332,128	2,793,988	(15,489,582)	(12,695,594)
Emerging Markets Local Currency Bond	586,037,170	4,261,503	(96,992,510)	(92,731,007)
Global High Yield Corporate Bond	140,489,256	902,358	(7,739,298)	(6,836,940)

Management has analyzed tax laws and regulations and their application to the Funds as of October 31, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

7.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

76	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

iShares, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares Emerging Markets Corporate Bond ETF, iShares Emerging Markets High Yield Bond ETF, iShares Emerging Markets Local Currency Bond ETF and iShares Global High Yield Corporate Bond ETF (the “Funds”) at October 31, 2015, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

December 22, 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	77

Tax Information (Unaudited)

iSHARES®, INC.

For the fiscal year ended October 31, 2015, the following Funds earned foreign source income and paid foreign taxes which they intend to pass through to its shareholders pursuant to Section 853 of the Internal Revenue Code (the “Code”).

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
Emerging Markets Corporate Bond	$1,371,896	$—
Emerging Markets High Yield Bond	13,058,825	—
Emerging Markets Local Currency Bond	30,123,147	1,587,884

Under Section 871(k)(1)(C) of the Code, the Funds hereby designate the following maximum amounts as interest-related dividends for the fiscal year ended October 31, 2015.

iShares ETF	Interest- Related Dividends
Emerging Markets Corporate Bond	$43,877
Emerging Markets High Yield Bond	226,700
Global High Yield Corporate Bond	2,643,428

78	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract

iSHARES® , INC.

I. iShares Emerging Markets Corporate Bond ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Directors (the “15(c) Committee”), with independent counsel, met with management on May 1, 2015 and May 6, 2015, to discuss the types of information the Independent Directors required and the manner in which management would organize and present such information. At a meeting held on May 21, 2015, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, which management agreed to provide. At a meeting held on June 24-25, 2015, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Directors. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Directors, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the Fund’s Lipper Group. The Board further noted that due to the limitations in providing comparable funds in the Lipper Group, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Lipper Group, and in the 5th quintile. The Board further noted that it had previously approved, effective March 2, 2015, the permanent reduction in the Fund’s investment advisory fee rate from 60 basis points to 50 basis points, which was not reflected in the Lipper data.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of the Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2014, and a comparison of the Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as the Fund, Lipper also provided, and the Board reviewed, a comparison of the Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that

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Board Review and Approval of Investment Advisory

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iSHARES®, INC.

the Fund generally performed in line with its performance benchmark index over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that have a different investment objective and/or benchmark from the Fund. In addition, the Board noted that the Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Fund’s performance in comparison with its benchmark index. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 24-25, 2015 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the

80	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that should material economies of scale exist in the future, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment objective and strategy as the Fund or that track the same index or a similar index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different, generally more extensive services provided to the Fund, as well as other significant differences in the approach of BFA and its affiliates to the Fund, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as

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Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

II. iShares Emerging Markets High Yield Bond ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Directors (the “15(c) Committee”), with independent counsel, met with management on May 1, 2015 and May 6, 2015, to discuss the types of information the Independent Directors required and the manner in which management would organize and present such information. At a meeting held on May 21, 2015, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, which management agreed to provide. At a meeting held on June 24-25, 2015, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Directors. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Directors, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the Fund’s Lipper Group. The Board further noted that due to the limitations in providing comparable funds in the Lipper Group, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of waivers and

82	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

reimbursements) of the funds in its Lipper Group, and in the 5th quintile. The Board further noted that it had previously approved, effective March 2, 2015, the permanent reduction in the Fund’s investment advisory fee rate from 65 basis points to 50 basis points, which was not reflected in the Lipper data.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of the Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2014, and a comparison of the Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as the Fund, Lipper also provided, and the Board reviewed, a comparison of the Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Fund generally performed in line with its performance benchmark index over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that have a different investment objective and/or benchmark from the Fund. In addition, the Board noted that the Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Fund’s performance in comparison with its benchmark index. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 24-25, 2015 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had

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focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that should material economies of scale exist in the future, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund or that track the same index or a similar index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different, generally more extensive services provided to the Fund, as well as other significant differences in the approach of BFA and its affiliates to the Fund, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

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Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

III. iShares Emerging Markets Local Currency Bond ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”), and the Sub-Advisory Agreement between BFA and BlackRock International Limited (“BIL”) (the “Sub-Advisory Agreement”), on behalf of the Fund. The Advisory Contract and the Sub-Advisory Agreement are referred to hereafter as the “Advisory Agreements”. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreements. A committee of Independent Directors (the “15(c) Committee”), with independent counsel, met with management on May 1, 2015 and May 6, 2015, to discuss the types of information the Independent Directors required and the manner in which management would organize and present such information. At a meeting held on May 21, 2015, management presented preliminary information to the Board relating to the continuance of the Advisory Agreements, and the Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, which management agreed to provide. At a meeting held on June 24-25, 2015, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Directors, approved the continuance of the Advisory Agreements for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Directors. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Agreements for the Fund, the Board, including the Independent Directors, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees,

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waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the Fund’s Lipper Group. The Board further noted that due to the limitations in providing comparable funds in the Lipper Group, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Lipper Group. The Board further noted that it had previously approved, effective March 2, 2015, the permanent reduction in the Fund’s investment advisory fee rate from 60 basis points to 50 basis points, which was not reflected in the Lipper data. The Board also noted that BFA pays BIL for its sub-advisory services, and that there are no additional fees imposed on the Fund in respect of the services provided under the Sub-Advisory Agreement.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of the Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2014, and a comparison of the Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as the Fund, Lipper also provided, and the Board reviewed, a comparison of the Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Fund generally performed in line with its performance benchmark index over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that have a different investment objective and/or benchmark from the Fund. In addition, the Board noted that the Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Fund’s performance in comparison with its benchmark index. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Nature, Extent and Quality of Services Provided by BFA and BIL or their Affiliates — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA (and any services provided by BIL on BFA’s behalf or at BFA’s direction) under the Advisory Agreements for the coming year as compared to the scope of services provided by BFA and BIL during prior years. In reviewing the scope of these services, the Board considered the investment philosophy and experience of BFA and BIL, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years. The Board also considered the compliance program of BFA and BIL and their compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above

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considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 24-25, 2015 meeting and throughout the previous year, and matters related to BFA’s and BIL’s portfolio compliance policies and procedures, and BFA’s oversight of the services provided by BIL. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA and BIL to the Fund under the Advisory Agreements supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreements), and all other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Agreements and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that should material economies of scale exist in the future, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Agreements for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment objective and strategy as the Fund or that track the same index or a similar index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different, generally more

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extensive services provided to the Fund, as well as other significant differences in the approach of BFA and its affiliates to the Fund, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA and BIL generally do not use soft dollars or consider the value of research or other services that may be provided to BFA and BIL (including their affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreements for the coming year.

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Agreements does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Agreements for the coming year.

IV. iShares Global High Yield Corporate Bond ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”), and the Sub-Advisory Agreement between BFA and BlackRock International Limited (“BIL”) (the “Sub-Advisory Agreement”), on behalf of the Fund. The Advisory Contract and the Sub-Advisory Agreement are referred to hereafter as the “Advisory Agreements”. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreements. A committee of Independent Directors (the “15(c) Committee”), with independent counsel, met with management on May 1, 2015 and May 6, 2015, to discuss the types of information the Independent Directors required and the manner in which management would organize and present such information. At a meeting held on May 21, 2015, management presented preliminary information to the Board relating to the continuance of the Advisory Agreements, and the Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, which management agreed to provide. At a meeting held on June 24-25, 2015, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these

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requests. After extensive discussions, the Board, including all of the Independent Directors, approved the continuance of the Advisory Agreements for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Directors. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Agreements for the Fund, the Board, including the Independent Directors, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the Fund’s Lipper Group. The Board further noted that due to the limitations in providing comparable funds in the Lipper Group, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Lipper Group. The Board also noted that BFA pays BIL for its sub-advisory services, and that there are no additional fees imposed on the Fund in respect of the services provided under the Sub-Advisory Agreement.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of the Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2014, and a comparison of the Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as the Fund, Lipper also provided, and the Board reviewed, a comparison of the Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Fund generally performed in line with its performance benchmark index over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that have a different investment objective and/or benchmark from the Fund. In addition, the Board noted that the Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Fund’s performance in comparison with its benchmark index. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Nature, Extent and Quality of Services Provided by BFA and BIL or their Affiliates — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA (and any services provided by BIL on BFA’s behalf or at BFA’s direction) under the Advisory Agreements for the

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coming year as compared to the scope of services provided by BFA and BIL during prior years. In reviewing the scope of these services, the Board considered the investment philosophy and experience of BFA and BIL, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years. The Board also considered the compliance program of BFA and BIL and their compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 24-25, 2015 meeting and throughout the previous year, and matters related to BFA’s and BIL’s portfolio compliance policies and procedures, and BFA’s oversight of the services provided by BIL. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA and BIL to the Fund under the Advisory Agreements supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreements), and all other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Agreements and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that should material economies of scale exist in the future, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future. Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Agreements for the coming year.

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Contract (Continued)

iSHARES®, INC.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund or that track the same index or a similar index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different, generally more extensive services provided to the Fund, as well as other significant differences in the approach of BFA and its affiliates to the Fund, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA and BIL generally do not use soft dollars or consider the value of research or other services that may be provided to BFA and BIL (including their affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreements for the coming year. Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Agreements does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Agreements for the coming year.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	91

Supplemental Information (Unaudited)

iSHARES®, INC.

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Emerging Markets Corporate Bond	$2.122397	$—	$0.014505	$2.136902	99%	—%	1%	100%
Emerging Markets High Yield Bond	3.087839	—	—	3.087839	100	—	—	100
Emerging Markets Local Currency Bond	—	—	0.593999	0.593999	—	—	100	100
Global High Yield Corporate Bond	2.137185	—	0.088119	2.225304	96	—	4	100

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for each of the Funds. The information shown for each Fund is for five calendar years (or from the inception date of the Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for the Fund.

92	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® , INC.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares Emerging Markets Corporate Bond ETF

Period Covered: April 17, 2012 through September 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0% and Less than 3.5%	2	0.23%
Greater than 2.5% and Less than 3.0%	18	2.07
Greater than 2.0% and Less than 2.5%	34	3.91
Greater than 1.5% and Less than 2.0%	37	4.25
Greater than 1.0% and Less than 1.5%	150	17.24
Greater than 0.5% and Less than 1.0%	114	13.10
Between 0.5% and –0.5%	277	31.85
Less than –0.5% and Greater than –1.0%	86	9.89
Less than –1.0% and Greater than –1.5%	81	9.31
Less than –1.5% and Greater than –2.0%	33	3.79
Less than –2.0% and Greater than –2.5%	26	2.99
Less than –2.5% and Greater than –3.0%	9	1.03
Less than –3.0% and Greater than –3.5%	3	0.34

	870	100.00%

iShares Emerging Markets High Yield Bond ETF

Period Covered: April 3, 2012 through September 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0% and Less than 3.5%	1	0.11%
Greater than 2.5% and Less than 3.0%	2	0.23
Greater than 2.0% and Less than 2.5%	3	0.34
Greater than 1.5% and Less than 2.0%	5	0.57
Greater than 1.0% and Less than 1.5%	83	9.44
Greater than 0.5% and Less than 1.0%	313	35.61
Between 0.5% and –0.5%	429	48.81
Less than –0.5% and Greater than –1.0%	30	3.41
Less than –1.0% and Greater than –1.5%	10	1.14
Less than –1.5% and Greater than –2.0%	3	0.34

	879	100.00%

SUPPLEMENTAL INFORMATION	93

Supplemental Information (Unaudited) (Continued)

iSHARES® , INC.

iShares Emerging Markets Local Currency Bond ETF

Period Covered: October 18, 2011 through September 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.5% and Less than 5.0%	1	0.10%
Greater than 4.0% and Less than 4.5%	3	0.30
Greater than 3.5% and Less than 4.0%	5	0.50
Greater than 3.0% and Less than 3.5%	1	0.10
Greater than 2.5% and Less than 3.0%	6	0.60
Greater than 2.0% and Less than 2.5%	29	2.92
Greater than 1.5% and Less than 2.0%	64	6.44
Greater than 1.0% and Less than 1.5%	228	22.94
Greater than 0.5% and Less than 1.0%	125	12.58
Between 0.5% and –0.5%	499	50.20
Less than –0.5% and Greater than –1.0%	28	2.82
Less than –1.0% and Greater than –1.5%	4	0.40
Less than –1.5%	1	0.10

	994	100.00%

iShares Global High Yield Corporate Bond ETF

Period Covered: April 3, 2012 through September 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.0%	1	0.11%
Greater than 3.5% and Less than 4.0%	1	0.11
Greater than 3.0% and Less than 3.5%	13	1.48
Greater than 2.5% and Less than 3.0%	12	1.37
Greater than 2.0% and Less than 2.5%	11	1.25
Greater than 1.5% and Less than 2.0%	27	3.07
Greater than 1.0% and Less than 1.5%	79	8.99
Greater than 0.5% and Less than 1.0%	304	34.58
Between 0.5% and – 0.5%	392	44.60
Less than –0.5% and Greater than –1.0%	18	2.05
Less than –1.0% and Greater than –1.5%	7	0.80
Less than –1.5% and Greater than –2.0%	3	0.34
Less than –2.0% and Greater than –2.5%	5	0.57
Less than –2.5% and Greater than –3.0%	5	0.57
Less than –3.0% and Greater than –3.5%	1	0.11

	879	100.00%

94	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® , INC.

Regulation under the Alternative Investment Fund Managers Directive (“AIFMD” or, the “Directive”)

The Directive imposes detailed and prescriptive obligations on fund managers established in the European Union (the “EU”). These do not currently apply to managers established outside the EU, such as BFA. Rather, non-EU managers are only required to comply with certain disclosure, reporting and transparency obligations of the Directive if such managers market a fund to EU investors.

BFA has registered the iShares Emerging Markets High Yield Bond ETF (the “Fund”) to be marketed to EU investors in the United Kingdom, the Netherlands, Finland, Sweden and Luxembourg.

Report on Remuneration

BFA is required under the Directive to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops, BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to both (a) the staff of BFA; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Fund.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Fund is included in the aggregate figures disclosed.

BlackRock has a clear and well defined pay-for-performance philosophy, and compensation programs which support that philosophy. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

Compensation decisions for employees are made based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

Bonus pools are reviewed by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Operational Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions.

Functions such as Finance, Operational Risk, Legal & Compliance, and Human Resources each have their own organizational structures which are independent of the business units. Functional bonus pools are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent compensation committee. No individual is involved in setting his or her own remuneration.

Members of staff and senior management of BFA typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of BFA and across the broader BlackRock group. Therefore, the figures disclosed are a sum of each individual’s portion of remuneration attributable to the Fund according to an objective apportionment methodology which acknowledges the multiple-service nature of BFA. Accordingly, the figures are not representative of any individual’s actual remuneration or their remuneration structure.

SUPPLEMENTAL INFORMATION	95

Supplemental Information (Unaudited) (Continued)

iSHARES® , INC.

The amount of the total remuneration awarded by BFA to its staff which has been attributed to the iShares Emerging Markets High Yield Bond ETF in respect of BFA’s financial year ending December 31, 2014 was USD 32.3 thousand. This figure is comprised of fixed remuneration of USD 13.1 thousand and variable remuneration of USD 19.3 thousand. There were a total of 499 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by BFA, which has been attributed to the iShares Emerging Markets High Yield Bond ETF in respect of BFA’s financial year ending December 31, 2014, to its senior management was USD 4.5 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 0.8 thousand.

96	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information

ISHARES® , INC.

The Board of Directors has responsibility for the overall management and operations of the Company, including general supervision of the duties performed by BFA and other service providers. Each Director serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, or his or her resignation or removal. Directors who are not “interested persons” (as defined in the 1940 Act) of the Company are referred to as independent directors (“Independent Directors”).

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Director also serves as a Trustee of iShares Trust and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 324 funds (as of October 31, 2015) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito and Mark Wiedman, the address of each Director and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito and Mr. Wiedman is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Robert H. Silver as its Independent Chairman. Additional information about the Funds’ Directors and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director
Robert S. Kapito[a] (58)	Director (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock, Inc.’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Trustee of iShares Trust (since 2009); Trustee of iShares U.S. ETF Trust (since 2011); Director of BlackRock, Inc. (since 2006).

Mark Wiedman[b] (44)	Director (since 2013).	Managing Director, BlackRock, Inc. (since 2007); Global Head of iShares (since 2011); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Trustee of iShares Trust (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc.
[b]	Mark Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.

DIRECTOR AND OFFICER INFORMATION	97

Director and Officer Information (Continued)

ISHARES® , INC.

Independent Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director
Robert H. Silver (60)	Director (since 2007); Independent Chairman (since 2012).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (2001-2011); Broadway Producer (2006-2011); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009); President and Chief Operating Officer of UBS Financial Services Inc. (formerly Paine Webber Inc.) (2003-2005) and various executive positions with UBS and its affiliates (1988-2005); CPA and Audit Manager of KPMG, LLP (formerly Peat Marwick Mitchell) (1977-1983).	Trustee of iShares Trust (since 2007); Trustee of iShares U.S. ETF Trust (since 2011); Independent Chairman of iShares Trust and iShares U.S. ETF Trust (since 2012).
Jane D. Carlin (59)	Director (since 2015).	Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Trustee of iShares Trust (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012).
Cecilia H. Herbert (66)	Director (since 2005); Nominating and Governance Committee Chair and Equity Plus Committee Chair (since 2012).	Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Member (since 1992) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco; Trustee and Member of the Investment Committee, WNET, the New York public broadcasting/media company (since 2011).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of Forward Funds (34 portfolios) (since 2009).

Charles A. Hurty (72)	Director (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

98	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information (Continued)

ISHARES® , INC.

Independent Directors (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director
John E. Kerrigan (60)	Director (since 2005); Fixed Income Plus Committee Chair (since 2012).	Chief Investment Officer, Santa Clara University (since 2002).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).
John E. Martinez (54)	Director (since 2003); Securities Lending Committee Chair (since 2012).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Trustee of iShares Trust (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (51)	Director (since 2011); 15(c) Committee Chair (since 2012).

Robert K. Jaedicke Professor of

Accounting and Senior Associate

Dean for Academic Affairs and Head of MBA Program, Stanford

University Graduate School of

Business (since 2001); Professor of

Law (by courtesy), Stanford Law

School (since 2005); Visiting

Professor, University of Chicago

(2007-2008).

Trustee of iShares Trust (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

DIRECTOR AND OFFICER INFORMATION	99

Director and Officer Information (Continued)

ISHARES® , INC.

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Manish Mehta (44)	President (since 2013).	Managing Director, BlackRock, Inc. (since 2009); Chief Operating Officer for iShares (since 2009); Head of Strategy and Corporate Development, BGI (2005-2009); Chief of Staff to the CEO, BGI (2005-2009).
Jack Gee (56)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).
Benjamin Archibald (40)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Secretary of the BlackRock-advised Mutual Funds (since 2012); Director, BlackRock, Inc. (2010-2013).
Charles Park (48)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer of BFA (since 2006).
Scott Radell (46)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (53)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock, Inc. (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

100	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	101

Notes:

102	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by Markit Indices Limited or Morningstar, Inc., nor are they sponsored, endorsed or issued by Barclays Capital Inc. None of these companies make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the companies listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily basis on the Funds’ website.

©2015 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-102-1015

OCTOBER 31, 2015

2015 ANNUAL REPORT

iShares, Inc.

➢	iShares International High Yield Bond ETF | HYXU | BATS

Management’s Discussion of Fund Performance

iSHARES® INTERNATIONAL HIGH YIELD BOND ETF

GLOBAL BOND MARKET OVERVIEW

Global bonds generally produced negative returns in U.S. dollar terms for the 12-month period ended October 31, 2015 (the “reporting period”), after accounting for the effects of a stronger U.S. currency. Interest rates declined modestly in most markets amid uncertainty around global economic growth; however, for U.S. investors, a stronger U.S. dollar detracted from performance as overseas investments were worth less when translated back into U.S. dollars.

Global economic data were mixed. The U.S. and U.K. experienced comparatively healthy growth, with GDP expanding by 2.0% and 2.3%, respectively, through September 2015, while eurozone economic growth ran at a 1.5% annual rate through the third quarter. However, the Japanese economy contracted in two of the last four quarters, while China saw growth fall below the 7% threshold to its slowest pace since 2009.

In addition to disappointing growth, China witnessed a sharp stock market decline, currency devaluation, and a raft of monetary and policy changes meant to prop up markets. These challenges, coupled with worry about a possible Greek exit from the European common currency, led to a sell-off in risk assets and safe-haven demand for high-quality bonds.

Slower growth in China and other emerging markets also weighed on commodity markets, with prices for many key commodities falling during the fiscal year. This provided additional support for bonds in general because it meant downward pressure on inflation. In the European Union and U.K., consumer prices actually declined for the 12 months ended in September, while inflation in Japan and the U.S. was relatively flat year over year.

Despite these positives, bonds sold off and market volatility surged during the summer, when economic growth in Europe improved, corporations rushed to issue new debt, and investors began to price in the likelihood of a U.S. Federal Reserve Bank (the “Fed”) interest rate increase.

From a sector perspective, government agency mortgage-backed securities and government bonds performed best for the reporting period. Investor concern about risk assets and surging new bond issuance generally limited returns for corporate securities. And within the corporate market, high-quality bonds generally outperformed high-yield bonds. Sharply declining commodities prices dragged down high-yield bonds. Nevertheless, many sectors of the global corporate bond market produced positive results. For example, banks were among the best-performing industries as growth improved in the eurozone and U.S., and the Fed was expected to begin raising rates.

In terms of performance by country for the reporting period, Australian bonds performed well in local currency terms, but fared poorly after taking currency effects into account. It was a similar story for bonds from across Europe, where low inflation and strong demand meant falling interest rates and higher bond prices, only to see this performance be counteracted by weakness in the euro relative to the U.S. dollar. In Japan, too, aggressive monetary policy, disappointing growth, and the absence of inflation meant falling bond yields. But an attempt to stimulate the economy by cutting interest rates and weakening the yen had the effect of limiting Japanese bond returns for U.S. investors.

Specifically, the U.S. dollar appreciated by approximately 4% relative to the British pound, 16% and 23% against the commodity-driven Canadian and Australian dollars, respectively, 14% against the euro, and 8% against the Japanese yen. The U.S. dollar’s strength during the reporting period was driven by the divergence in economic growth and central bank policies between the U.S. and other regions.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® INTERNATIONAL HIGH YIELD BOND ETF

Performance as of October 31, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(9.02)%	(9.80)%	(8.92)%	(9.02)%	(9.80)%	(8.92)%
Since Inception	2.48%	2.37%	2.45%	9.15%	8.75%	9.05%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/3/12. The first day of secondary market trading was 4/3/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 8 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/15)	Ending Account Value (10/31/15)	Expenses Paid During Period [a]	Beginning Account Value (5/1/15)	Ending Account Value (10/31/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$978.30	$1.99	$1,000.00	$1,023.20	$2.04	0.40%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 8 for more information.

6	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® INTERNATIONAL HIGH YIELD BOND ETF

The iShares International High Yield Bond ETF (the “Fund”) (formerly the iShares Global ex USD High Yield Corporate Bond ETF) seeks to track the investment results of an index composed of euro, British pound sterling and Canadian dollar-denominated, high yield corporate bonds, as represented by the Markit iBoxx Global Developed Markets ex-US High Yield Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2015, the total return for the Fund was -9.02%, net of fees, while the total return for the Index was -8.92%.

As represented by the Index, high-yield corporate bonds outside of the U.S. declined by approximately 9% for the reporting period. One factor behind this decline was a stronger U.S. dollar. For the reporting period, the U.S. dollar appreciated by 4% against the British pound, 14% against the euro, and 16% against the Canadian dollar. Countries using these currencies comprised more than 90% of the Index on average during the reporting period.

High-yield corporate bonds underperformed the broader global bond market during the reporting period amid heightened uncertainty that led to a flight to quality. Uncertainty surrounding the timing of a potential short-term interest rate increase by the Fed, generally sluggish global economic growth, a broad decline in commodity prices, and a marked slowdown in China’s economy (which had a ripple effect on other emerging economies) were all factors that contributed to a more risk-averse investment environment.

The bulk of the Index consists of high-yield corporate bonds from Europe. European high-yield bonds struggled as economic growth on the Continent remained lethargic. High-yield corporate bonds from Luxembourg, France, and Italy had the most significant negative impact on the Index’s performance for the reporting period.

Outside of Europe, one of the largest country weightings in the Index during the reporting period was Canada. Canadian high-yield bonds detracted from performance as falling demand for commodities, a key component of the country’s economy, contributed to an economic contraction in the first two quarters of 2015.

ALLOCATION BY CREDIT QUALITY

As of 10/31/15

Moody’s Credit Rating[1]	Percentage of Total Investments[2]

Ba	51.35%
B	30.80
Caa	4.97
C	0.54
Not Rated	12.34

TOTAL	100.00%

TEN LARGEST COUNTRIES

As of 10/31/15

Country	Percentage of Total Investments[2]

Italy	19.74%
United Kingdom	18.98
Germany	15.63
France	10.21
Luxembourg	6.13
Spain	5.52
United States	5.39
Canada	3.09
Netherlands	2.57
Ireland	2.35

TOTAL	89.61%

[1]	Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
[2]	Excludes money market funds.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE	7

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on May 1, 2015 and held through October 31, 2015, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® INTERNATIONAL HIGH YIELD BOND ETF

October 31, 2015

Security	Principal (000s)		Value
CORPORATE BONDS & NOTES — 97.68%

AUSTRALIA — 0.31%
Origin Energy Finance Ltd.
4.00%, 09/16/74 (Call 09/16/19)[a,b]	EUR	600	$581,598

			581,598

AUSTRIA — 1.07%
BAWAG PSK Bank fuer Arbeit und Wirtschaft und Oesterreichische Postsparkasse AG
8.13%, 10/30/23[a]	EUR	200	274,439
Raiffeisen Bank International AG
1.00%, 04/27/23[b]	EUR	200	229,215
4.50%, 02/21/25 (Call 02/21/20)[a,b]	EUR	300	275,886
6.00%, 10/16/23[a]	EUR	400	426,395
6.63%, 05/18/21	EUR	300	344,651
Raiffeisenlandesbank Niederoesterreich-Wien AG
5.88%, 11/27/23[a]	EUR	200	196,628
Wienerberger AG
4.00%, 04/17/20	EUR	200	235,614

			1,982,828

BELGIUM — 0.66%
Barry Callebaut Services NV
5.63%, 06/15/21[a]	EUR	200	259,593
6.00%, 07/13/17[a]	EUR	200	239,797
Ontex Group NV
4.75%, 11/15/21 (Call 11/15/17)[a]	EUR	200	234,186
Telenet Finance VI Luxembourg SCA
4.88%, 07/15/27 (Call 07/15/21)[a]	EUR	300	322,282
Univeg Holding BV
7.88%, 11/15/20 (Call 11/15/16)[a]	EUR	150	172,756

			1,228,614

CANADA — 3.02%
Air Canada
7.63%, 10/01/19 (Call 10/01/16)[c]	CAD	200	163,183

Security	Principal (000s)		Value
Armtec Holdings Ltd.
8.88%, 09/22/17 (Call 11/30/15)[d]	CAD	63	$481
Athabasca Oil Corp.
7.50%, 11/19/17 (Call 11/30/15)[c]	CAD	250	149,043
7.50%, 11/19/17 (Call 11/30/15)[a]	CAD	100	59,617
AutoCanada Inc.
5.63%, 05/25/21 (Call 05/25/17)	CAD	100	74,712
Baytex Energy Corp.
6.63%, 07/19/22 (Call 07/19/17)	CAD	200	136,049
Bombardier Inc.
6.13%, 05/15/21[a]	EUR	500	488,808
Canadian Energy Services & Technology Corp.
7.38%, 04/17/20 (Call 04/17/17)	CAD	200	149,043
Cascades Inc.
5.50%, 07/15/21 (Call 07/15/17)[c]	CAD	175	130,412
Centric Health Corp.
8.63%, 04/18/18 (Call 04/18/16)	CAD	124	73,925
Corus Entertainment Inc.
4.25%, 02/11/20[a]	CAD	375	268,707
Crew Energy Inc.
8.38%, 10/21/20 (Call 10/21/16)[a]	CAD	100	73,375
Gateway Casinos & Entertainment Ltd.
8.50%, 11/26/20 (Call 11/26/16)[c]	CAD	150	110,922
GFL Environmental Inc.
7.50%, 06/18/18 (Call 11/30/15)[a]	CAD	199	151,339
Gibson Energy Inc.
5.38%, 07/15/22 (Call 07/15/17)[a]	CAD	125	90,285
5.38%, 07/15/22 (Call 07/15/17)[c]	CAD	125	89,091

SCHEDULE OF INVESTMENTS	9

Schedule of Investments (Continued)

iSHARES® INTERNATIONAL HIGH YIELD BOND ETF

October 31, 2015

Security	Principal (000s)		Value
7.00%, 07/15/20 (Call 07/15/16)[c]	CAD	100	$77,770
Great Canadian Gaming Corp.
6.63%, 07/25/22 (Call 07/25/17)[c]	CAD	325	252,752
Mattamy Group Corp.
6.88%, 11/15/20 (Call 11/30/15)[c]	CAD	150	113,788
Newalta Corp. Series 2
7.75%, 11/14/19 (Call 11/30/15)	CAD	50	38,025
Noralta Lodge Ltd.
7.50%, 09/24/19 (Call 09/24/16)[a]	CAD	100	59,617
NRL Energy Investments Ltd.
8.25%, 04/13/18 (Call 11/30/15)	CAD	100	38,216
Paramount Resources Ltd.
7.63%, 12/04/19 (Call 12/04/15)	CAD	350	253,468
Parkland Fuel Corp.
5.50%, 05/28/21 (Call 05/28/17)	CAD	100	76,432
6.00%, 11/21/22 (Call 11/21/17)	CAD	150	114,362
Perpetual Energy Inc.
8.75%, 03/15/18 (Call 11/30/15)[a]	CAD	100	59,617
8.75%, 07/23/19 (Call 07/23/16)	CAD	100	57,324
Postmedia Network Inc.
8.25%, 08/16/17 (Call 11/30/15)[c]	CAD	128	96,823
Precision Drilling Corp.
6.50%, 03/15/19 (Call 11/30/15)	CAD	150	108,343
Quebecor Media Inc.
6.63%, 01/15/23[c]	CAD	375	293,069
7.38%, 01/15/21 (Call 01/15/16)	CAD	150	119,521
River Cree Enterprises LP
11.00%, 01/20/21 (Call 01/20/18)[c]	CAD	100	76,432

Security	Principal (000s)		Value
Russel Metals Inc.
6.00%, 04/19/22 (Call 04/19/17)[c]	CAD	75	$56,178
6.00%, 04/19/22 (Call 04/19/17)	CAD	150	112,069
Sirius XM Canada Holdings Inc.
5.63%, 04/23/21 (Call 04/23/17)[c]	CAD	150	113,502
Southern Pacific Resource Corp.
8.75%, 01/25/18 (Call 11/30/15)[c,d]	CAD	50	382
Superior Plus LP
6.50%, 12/09/21 (Call 12/09/17)	CAD	150	113,502
Tervita Corp.
9.00%, 11/15/18 (Call 11/30/15)[c]	CAD	125	65,684
Trilogy Energy Corp.
7.25%, 12/13/19 (Call 12/13/15)[c]	CAD	200	131,463
Videotron Ltd.
5.63%, 06/15/25 (Call 03/15/25)	CAD	275	210,977
5.75%, 01/15/26 (Call 09/15/20)[a]	CAD	300	227,973
6.88%, 07/15/21 (Call 06/15/16)	CAD	225	181,001
Wajax Corp.
6.13%, 10/23/20 (Call 10/23/17)[a]	CAD	100	76,146
Yellow Pages Digital & Media Solutions Ltd.
9.25%, 11/30/18 (Call 11/30/15)[c]	CAD	348	278,992

			5,612,420

DENMARK — 0.28%
TDC A/S
3.50%, 02/26/49 (Call 02/26/21)[a,b]	EUR	500	516,424

			516,424

FINLAND — 0.69%
Nokia OYJ
6.75%, 02/04/19[a]	EUR	300	383,041

10	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® INTERNATIONAL HIGH YIELD BOND ETF

October 31, 2015

Security	Principal (000s)		Value
Stora Enso OYJ
5.00%, 03/19/18[a]	EUR	250	$299,731
5.50%, 03/07/19[a]	EUR	350	432,581
UPM-Kymmene OYJ
6.63%, 01/23/17	GBP	100	162,951

			1,278,304

FRANCE — 9.97%
3AB Optique Developpement SAS
5.63%, 04/15/19 (Call 11/30/15)[a]	EUR	200	214,302
Areva SA
3.13%, 03/20/23 (Call 12/20/22)[a]	EUR	500	517,528
3.25%, 09/04/20[a]	EUR	300	326,728
3.50%, 03/22/21	EUR	500	546,003
4.38%, 11/06/19	EUR	400	458,766
4.63%, 10/05/17	EUR	700	806,239
4.88%, 09/23/24	EUR	600	670,492
Autodis SA
6.50%, 02/01/19 (Call 02/01/16)[a]	EUR	200	227,006
Cegedim SA
6.75%, 04/01/20 (Call 04/01/16)[a]	EUR	300	351,954
Cerba European Lab SAS
7.00%, 02/01/20 (Call 02/01/16)[a]	EUR	350	404,026
CGG SA
5.88%, 05/15/20 (Call 05/15/17)[a]	EUR	250	216,788
Ciments Francais SA
4.75%, 04/04/17[a]	EUR	350	404,974
CMA CGM SA
7.75%, 01/15/21 (Call 01/15/18)[a]	EUR	500	511,177
8.75%, 12/15/18 (Call 12/15/15)[a]	EUR	200	228,221
Ephios Bondco PLC
6.25%, 07/01/22 (Call 07/01/18)[a]	EUR	550	631,860
Ephios Holdco II PLC
8.25%, 07/01/23 (Call 07/01/18)[a]	EUR	250	281,686

Security	Principal (000s)		Value
Europcar Groupe SA
5.75%, 06/15/22 (Call 06/15/18)[a]	EUR	300	$344,717
Faurecia
3.13%, 06/15/22 (Call 06/15/18)[a]	EUR	450	477,209
9.38%, 12/15/16[a]	EUR	300	359,564
Financiere Gaillon 8 SAS
7.00%, 09/30/19 (Call 03/31/16)[a]	EUR	200	227,558
Groupama SA
7.88%, 10/27/39 (Call 10/27/19)[b]	EUR	500	595,130
Holdikks SAS
6.75%, 07/15/21 (Call 07/15/17)[a]	EUR	200	217,351
Holding Medi-Partenaires SAS
7.00%, 05/15/20 (Call 05/15/16)[a]	EUR	300	353,764
HomeVi SAS
6.88%, 08/15/21 (Call 08/15/17)[a]	EUR	300	346,308
Horizon Holdings III SASU
5.13%, 08/01/22 (Call 08/01/18)[a]	EUR	200	228,663
La Financiere Atalian SAS
7.25%, 01/15/20 (Call 01/15/17)[a]	EUR	200	236,395
Labeyrie Fine Foods SAS
5.63%, 03/15/21 (Call 03/15/17)[a]	EUR	250	291,379
Loxam SAS
4.88%, 07/23/21 (Call 07/23/17)[a]	EUR	300	343,822
7.00%, 07/23/22 (Call 07/23/17)[a]	EUR	150	171,497
Nexans SA
4.25%, 03/19/18	EUR	200	229,767
5.75%, 05/02/17	EUR	200	229,767
Novafives SAS
4.50%, 06/30/21 (Call 06/30/17)[a]	EUR	250	231,976
Novalis SAS
3.00%, 04/30/22 (Call 04/30/18)[a]	EUR	550	586,293

SCHEDULE OF INVESTMENTS	11

Schedule of Investments (Continued)

iSHARES® INTERNATIONAL HIGH YIELD BOND ETF

October 31, 2015

Security	Principal (000s)		Value
Numericable-SFR SAS
5.38%, 05/15/22 (Call 05/15/17)[a]	EUR	700	$798,386
5.63%, 05/15/24 (Call 05/15/19)[a]	EUR	800	906,918
PagesJaunes Finance & Co. SCA
8.88%, 06/01/18 (Call 11/09/15)[a]	EUR	200	174,535
Paprec Holding
5.25%, 04/01/22 (Call 04/01/18)[a]	EUR	200	220,930
Peugeot SA
5.63%, 07/11/17	EUR	200	235,851
6.50%, 01/18/19[a]	EUR	400	503,104
7.38%, 03/06/18[a]	EUR	650	808,521
Rexel SA
3.25%, 06/15/22 (Call 06/15/18)[a]	EUR	300	318,139
5.13%, 06/15/20 (Call 06/15/16)[a]	EUR	450	520,704
SGD Group SAS
5.63%, 05/15/19 (Call 11/30/15)[a]	EUR	200	225,349
SMCP SAS
8.88%, 06/15/20 (Call 06/15/16)[a]	EUR	200	237,500
SPCM SA
2.88%, 06/15/23 (Call 06/15/18)[a]	EUR	350	369,229
Tereos Finance Groupe I
4.25%, 03/04/20 (Call 03/04/19)	EUR	300	294,942
THOM Europe SAS
7.38%, 07/15/19 (Call 07/15/16)[a]	EUR	200	235,843
Vallourec SA
2.25%, 09/30/24[a]	EUR	400	302,948
3.25%, 08/02/19	EUR	100	97,134

			18,518,943
GERMANY — 15.27%
Bayerische Landbank
5.75%, 10/23/17[a]	EUR	600	716,258
Bilfinger SE
2.38%, 12/07/19[a]	EUR	300	339,002

Security	Principal (000s)		Value
CeramTec Group GmbH
8.25%, 08/15/21 (Call 08/15/16)[a]	EUR	200	$237,610
Commerzbank AG
6.38%, 03/22/19	EUR	900	1,125,837
7.75%, 03/16/21	EUR	800	1,071,963
Deutsche Lufthansa AG
1.00%, 08/12/75 (Call 02/12/21)[a,b]	EUR	400	450,255
1.13%, 09/12/19[a]	EUR	250	277,702
Deutsche Raststaetten Gruppe IV GmbH
6.75%, 12/30/20 (Call 12/30/16)[a]	EUR	300	357,907
Douglas GmbH
6.25%, 07/15/22 (Call 07/15/18)[a]	EUR	150	174,297
FMC Finance VII SA
5.25%, 02/15/21[a]	EUR	200	255,536
FMC Finance VIII SA
5.25%, 07/31/19[a]	EUR	150	187,984
6.50%, 09/15/18[a]	EUR	250	316,565
Franz Haniel & Cie GmbH
5.88%, 02/01/17	EUR	100	117,369
Fresenius Finance BV
2.38%, 02/01/19[a]	EUR	200	230,872
2.88%, 07/15/20[a]	EUR	350	408,859
3.00%, 02/01/21[a]	EUR	300	351,942
4.00%, 02/01/24[a]	EUR	350	431,090
4.25%, 04/15/19[a]	EUR	300	365,032
FTE Verwaltungs GmbH
9.00%, 07/15/20 (Call 07/15/16)[a]	EUR	200	233,081
Galapagos Holding SA
7.00%, 06/15/22 (Call 06/15/17)[a]	EUR	200	201,599
Hapag-Lloyd AG
7.50%, 10/15/19 (Call 10/15/16)[a]	EUR	200	228,663
7.75%, 10/01/18 (Call 11/30/15)[a]	EUR	200	227,006
Heckler & Koch GmbH
9.50%, 05/15/18 (Call 11/30/15)[a]	EUR	200	169,122

12	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® INTERNATIONAL HIGH YIELD BOND ETF

October 31, 2015

Security	Principal (000s)		Value
HeidelbergCement Finance Luxembourg SA
2.25%, 03/12/19[a]	EUR	300	$339,799
3.25%, 10/21/20[a]	EUR	200	235,313
3.25%, 10/21/21[a]	EUR	300	349,787
5.63%, 01/04/18	EUR	400	483,969
7.50%, 04/03/20[a]	EUR	400	544,593
8.00%, 01/31/17[a]	EUR	500	601,243
8.50%, 10/31/19[a]	EUR	350	484,439
9.50%, 12/15/18[a]	EUR	400	548,174
Hornbach Baumarkt AG
3.88%, 02/15/20[a]	EUR	150	178,091
HP Pelzer Holding GmbH
7.50%, 07/15/21 (Call 07/15/17)[a]	EUR	150	173,982
KION Finance SA
6.75%, 02/15/20 (Call 02/15/16)[a]	EUR	350	404,026
Kirk Beauty One GmbH
8.75%, 07/15/23 (Call 07/15/18)[a]	EUR	250	278,924
KraussMaffei Group GmbH
8.75%, 12/15/20 (Call 12/15/15)[a]	EUR	160	188,232
Norddeutsche Landesbank Girozentrale
6.00%, 06/29/20	EUR	300	379,447
Pfleiderer GmbH
7.88%, 08/01/19 (Call 08/01/16)[a]	EUR	250	285,828
Phoenix PIB Dutch Finance BV
3.13%, 05/27/20[a]	EUR	200	229,325
3.63%, 07/30/21[a]	EUR	200	230,596
ProGroup AG
5.13%, 05/01/22 (Call 05/01/18)[a]	EUR	200	231,977
Rapid Holding GmbH
6.63%, 11/15/20 (Call 05/15/17)[a]	EUR	300	331,395
Rheinmetall AG
5.25%, 09/22/17	EUR	300	356,598
Schaeffler Finance BV
2.50%, 05/15/20 (Call 05/15/17)[a]	EUR	300	332,224

Security	Principal (000s)		Value
2.75%, 05/15/19 (Call 05/15/16)[a]	EUR	350	$390,494
3.25%, 05/15/19 (Call 05/15/16)[a]	EUR	350	393,394
3.25%, 05/15/25 (Call 05/15/20)[a]	EUR	500	549,563
3.50%, 05/15/22 (Call 05/15/17)[a]	EUR	300	338,023
4.25%, 05/15/18 (Call 11/30/15)[a]	EUR	250	281,686
SGL Carbon SE
4.88%, 01/15/21 (Call 01/15/17)[a]	EUR	200	214,302
Takko Luxembourg 2 SCA
9.88%, 04/15/19 (Call 04/15/16)[a]	EUR	300	215,407
Techem Energy Metering Service GmbH & Co. KG
7.88%, 10/01/20 (Call 10/01/16)[a]	EUR	200	239,267
Techem GmbH
6.13%, 10/01/19 (Call 11/30/15)[a]	EUR	250	289,625
ThyssenKrupp AG
1.75%, 11/25/20 (Call 08/25/20)[a]	EUR	450	485,908
2.50%, 02/25/25[a]	EUR	450	471,119
3.13%, 10/25/19 (Call 07/25/19)[a]	EUR	800	919,073
4.00%, 08/27/18	EUR	1,000	1,172,726
4.38%, 02/28/17	EUR	900	1,034,053
Trionista Holdco GmbH
5.00%, 04/30/20 (Call 04/30/16)[a]	EUR	200	229,215
Trionista TopCo GmbH
6.88%, 04/30/21 (Call 04/30/16)[a]	EUR	400	470,029
TUI AG
4.50%, 10/01/19 (Call 10/01/16)[a]	EUR	250	289,142
Unitymedia GmbH
3.75%, 01/15/27 (Call 01/15/21)[a]	EUR	400	392,725

SCHEDULE OF INVESTMENTS	13

Schedule of Investments (Continued)

iSHARES® INTERNATIONAL HIGH YIELD BOND ETF

October 31, 2015

Security	Principal (000s)		Value
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH
3.50%, 01/15/27 (Call 01/15/21)[a]	EUR	300	$318,139
4.00%, 01/15/25 (Call 01/15/20)[a]	EUR	600	662,790
5.13%, 01/21/23 (Call 01/21/18)[a]	EUR	270	316,151
5.50%, 09/15/22 (Call 09/15/17)[a]	EUR	360	425,511
5.63%, 04/15/23 (Call 04/15/18)[a]	EUR	270	318,388
5.75%, 01/15/23 (Call 01/15/18)[a]	EUR	360	424,517
WEPA Hygieneprodukte GmbH
6.50%, 05/15/20 (Call 05/15/16)[a]	EUR	200	234,738
ZF North America Capital Inc.
2.25%, 04/26/19[a]	EUR	800	883,720
2.75%, 04/27/23[a]	EUR	700	744,258

			28,367,476

GREECE — 1.57%
Alpha Credit Group PLC
3.38%, 06/17/17[a]	EUR	250	243,023
ERB Hellas PLC
4.25%, 06/26/18[a]	EUR	350	304,663
Frigoglass Finance BV
8.25%, 05/15/18 (Call 11/30/15)[a]	EUR	200	217,616
Intralot Finance Luxembourg SA
9.75%, 08/15/18 (Call 08/15/16)[a]	EUR	150	174,844
NBG Finance PLC
4.38%, 04/30/19[a]	EUR	500	436,337
OTE PLC
3.50%, 07/09/20[a]	EUR	500	528,851
7.88%, 02/07/18[a]	EUR	400	475,220
PPC Finance PLC
5.50%, 05/01/19 (Call 05/01/16)[a]	EUR	300	285,000
Titan Global Finance PLC
4.25%, 07/10/19[a]	EUR	225	242,333

			2,907,887

Security	Principal (000s)		Value
INDIA — 0.17%
Samvardhana Motherson Automotive Systems Group BV
4.13%, 07/15/21 (Call 07/15/17)[a]	EUR	300	$319,796

			319,796
IRELAND — 2.29%
Allied Irish Banks PLC
1.38%, 03/16/20[a]	EUR	400	442,355
2.75%, 04/16/19[a]	EUR	300	346,977
2.88%, 11/28/16[a]	EUR	250	281,575
Ardagh Packaging Finance PLC
9.25%, 10/15/20 (Call 11/30/15)[a]	EUR	300	348,379
Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc.
4.25%, 01/15/22 (Call 06/30/17)[a]	EUR	800	892,557
Bank of Ireland
4.25%, 06/11/24 (Call 06/11/19)[a,b]	EUR	550	626,544
10.00%, 12/19/22[a]	EUR	100	146,919
eircom Finance Ltd.
9.25%, 05/15/20 (Call 05/15/16)[a]	EUR	200	237,500
Smurfit Kappa Acquisitions
2.75%, 02/01/25[a]	EUR	150	163,212
3.25%, 06/01/21 (Call 03/10/21)[a]	EUR	300	347,965
4.13%, 01/30/20[a]	EUR	350	424,362

			4,258,345

ITALY — 19.29%
Astaldi SpA
7.13%, 12/01/20 (Call 12/01/16)[a]	EUR	450	516,976
Autostrada Brescia Verona Vicenza Padova SpA
2.38%, 03/20/20[a]	EUR	350	389,721
Banca Monte dei Paschi di Siena SpA
3.63%, 04/01/19[a]	EUR	800	893,412
5.00%, 04/21/20[a]	EUR	250	281,686
5.60%, 09/09/20	EUR	200	226,729

14	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® INTERNATIONAL HIGH YIELD BOND ETF

October 31, 2015

Security	Principal (000s)		Value
Banca Popolare di Milano Scarl
4.25%, 01/30/19[a]	EUR	350	$410,893
7.13%, 03/01/21[a]	EUR	300	371,023
Banca Popolare di Vicenza
2.75%, 03/20/20[a]	EUR	500	510,002
3.50%, 01/20/17[a]	EUR	400	436,953
5.00%, 10/25/18[a]	EUR	200	224,878
Banco Popolare SC
2.38%, 01/22/18[a]	EUR	500	559,589
2.63%, 09/21/18[a]	EUR	400	448,899
2.75%, 07/27/20[a]	EUR	600	669,310
3.50%, 03/14/19[a]	EUR	800	915,363
6.00%, 11/05/20[a]	EUR	400	478,751
6.38%, 05/31/21[a]	EUR	300	365,210
Bormioli Rocco Holdings SA
10.00%, 08/01/18 (Call 11/30/15)[a]	EUR	200	230,319
Buzzi Unicem SpA
5.13%, 12/09/16[a]	EUR	100	115,091
6.25%, 09/28/18[a]	EUR	350	430,832
Cerved Group SpA
6.38%, 01/15/20 (Call 01/15/16)[a]	EUR	200	228,663
Cooperativa Muratori & Cementisti-CMC di Ravenna SC
7.50%, 08/01/21 (Call 08/01/17)[a]	EUR	150	153,270
Enel SpA
5.00%, 01/15/75 (Call 01/15/20)[a,b]	EUR	700	813,851
6.50%, 01/10/74 (Call 01/10/19)[a,b]	EUR	800	956,627
Fiat Finance North America Inc.
5.63%, 06/12/17	EUR	550	642,412
Finmeccanica SA
8.00%, 12/16/19	GBP	250	446,138
Finmeccanica SpA
4.50%, 01/19/21	EUR	400	487,925
Iccrea Banca SpA
1.88%, 11/25/19[a]	EUR	450	501,579
Intesa Sanpaolo SpA
2.86%, 04/23/25[a]	EUR	400	429,877
3.93%, 09/15/26[a]	EUR	600	686,837
5.00%, 09/23/19[a]	EUR	600	728,291

Security	Principal (000s)		Value
5.15%, 07/16/20	EUR	600	$740,870
6.63%, 05/08/18[a]	EUR	550	666,734
6.63%, 09/13/23[a]	EUR	950	1,279,282
Italcementi Finance SA
6.13%, 02/21/18[a]	EUR	300	363,872
6.63%, 03/19/20[a,e]	EUR	500	652,020
IVS F SpA
7.13%, 04/01/20 (Call 04/01/16)[a]	EUR	200	231,446
Manutencoop Facility Management SpA
8.50%, 08/01/20 (Call 08/01/16)[a]	EUR	200	201,046
Mediobanca SpA
5.00%, 11/15/20	EUR	500	611,391
5.75%, 04/18/23	EUR	300	381,588
Piaggio & C SpA
4.63%, 04/30/21 (Call 04/30/17)[a]	EUR	200	227,558
Rhino Bondco SpA
7.25%, 11/15/20 (Call 11/01/16)[a]	EUR	200	236,395
Salini Costruttori SpA
6.13%, 08/01/18	EUR	300	361,415
Sisal Group SpA
7.25%, 09/30/17 (Call 11/09/15)[a]	EUR	200	218,721
Snai SpA
7.63%, 06/15/18 (Call 12/15/15)[a]	EUR	200	222,874
TeamSystem Holding SpA
7.38%, 05/15/20 (Call 05/15/16)[a]	EUR	265	304,442
Telecom Italia SpA
3.25%, 01/16/23[a]	EUR	600	687,446
4.00%, 01/21/20[a]	EUR	500	603,937
4.50%, 09/20/17[a]	EUR	400	472,415
4.50%, 01/25/21[a]	EUR	250	308,089
4.75%, 05/25/18[a]	EUR	300	361,901
4.88%, 09/25/20[a]	EUR	300	374,891
5.25%, 02/10/22[a]	EUR	500	636,277
5.38%, 01/29/19[a]	EUR	400	497,578
6.13%, 12/14/18	EUR	350	441,761
6.38%, 06/24/19	GBP	400	672,647

SCHEDULE OF INVESTMENTS	15

Schedule of Investments (Continued)

iSHARES® INTERNATIONAL HIGH YIELD BOND ETF

October 31, 2015

Security	Principal (000s)		Value
7.00%, 01/20/17[a]	EUR	300	$357,002
UniCredit SpA
5.75%, 09/26/17	EUR	700	835,113
5.75%, 10/28/25 (Call 10/28/20)[a,b]	EUR	800	965,464
6.13%, 04/19/21[a]	EUR	600	755,117
6.70%, 06/05/18[a]	EUR	450	554,507
6.95%, 10/31/22[a]	EUR	800	1,049,072
Unipol Gruppo Finanziario SpA
3.00%, 03/18/25[a]	EUR	750	776,806
4.38%, 03/05/21[a]	EUR	240	281,860
Veneto Banca SCPA
4.00%, 01/20/17[a]	EUR	400	445,348
4.00%, 05/20/19[a]	EUR	300	334,635
Wind Acquisition Finance SA
4.00%, 07/15/20 (Call 07/15/16)[a]	EUR	1,700	1,910,769
7.00%, 04/23/21 (Call 04/23/17)[a]	EUR	1,100	1,251,569

			35,824,965

JAPAN — 1.14%
SoftBank Group Corp.
4.00%, 07/30/22 (Call 04/30/22)[a]	EUR	400	450,145
4.63%, 04/15/20[a]	EUR	400	467,267
4.75%, 07/30/25 (Call 04/30/25)[a]	EUR	700	768,422
5.25%, 07/30/27 (Call 04/30/27)[a]	EUR	400	437,442

			2,123,276

LUXEMBOURG — 5.98%
Altice Financing SA
5.25%, 02/15/23 (Call 02/15/18)[a]	EUR	300	332,195
6.50%, 01/15/22 (Call 12/15/16)[a]	EUR	150	173,883
Altice Finco SA
9.00%, 06/15/23 (Call 06/15/18)[a]	EUR	200	250,203
Altice Luxembourg SA
6.25%, 02/15/25 (Call 02/15/20)[a]	EUR	450	440,548

Security	Principal (000s)		Value
7.25%, 05/15/22 (Call 05/15/17)[a]	EUR	1,400	$1,500,115
ArcelorMittal
2.88%, 07/06/20[a]	EUR	400	395,918
3.00%, 03/25/19[a]	EUR	600	622,083
3.00%, 04/09/21[a]	EUR	200	195,071
3.13%, 01/14/22[a]	EUR	500	477,761
5.75%, 03/29/18[a]	EUR	400	457,855
5.88%, 11/17/17[a]	EUR	550	631,581
Befesa Zinc SAU Via Zinc Capital SA
8.88%, 05/15/18 (Call 11/30/15)[a]	EUR	200	224,332
ConvaTec Healthcare E SA
10.88%, 12/15/18 (Call 11/30/15)[a]	EUR	150	171,497
Garfunkelux Holdco 3 SA
7.50%, 08/01/22 (Call 08/01/18)[a]	EUR	300	335,040
8.50%, 11/01/22 (Call 11/01/18)[a]	GBP	350	543,453
GCS Holdco Finance I SA
6.50%, 11/15/18 (Call 11/30/15)[a]	EUR	250	285,828
Geo Debt Finance SCA
7.50%, 08/01/18 (Call 11/30/15)[a]	EUR	200	209,331
INEOS Group Holdings SA
5.75%, 02/15/19 (Call 02/15/16)[a]	EUR	350	387,594
6.50%, 08/15/18 (Call 11/30/15)[a]	EUR	350	393,394
LSF9 Balta Issuer SA
7.75%, 09/15/22 (Call 09/15/18)[a]	EUR	150	173,651
Magnolia BC SA
9.00%, 08/01/20 (Call 08/01/16)[a]	EUR	200	239,157
Matterhorn Telecom Holding SA
4.88%, 05/01/23 (Call 05/01/18)[a]	EUR	200	189,448
Matterhorn Telecom SA
3.88%, 05/01/22 (Call 05/01/18)[a]	EUR	600	608,110

16	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® INTERNATIONAL HIGH YIELD BOND ETF

October 31, 2015

Security	Principal (000s)		Value
Picard Bondco SA
7.75%, 02/01/20 (Call 08/01/16)[a]	EUR	250	$294,942
SIG Combibloc Holdings SCA
7.75%, 02/15/23 (Call 02/15/18)[a]	EUR	450	523,190
Telenet Finance III Luxembourg SCA
6.63%, 02/15/21 (Call 02/15/16)[a]	EUR	200	230,473
Telenet Finance V Luxembourg SCA
6.25%, 08/15/22 (Call 08/15/17)[a]	EUR	250	298,256
6.75%, 08/15/24 (Call 08/15/18)[a]	EUR	200	242,471
Unilabs Subholding AB
8.50%, 07/15/18 (Call 11/09/15)[a]	EUR	250	288,038

			11,115,418

NETHERLANDS — 2.51%
Atradius Finance BV
5.25%, 09/23/44 (Call 09/23/24)[a,b]	EUR	150	144,372
Carlson Wagonlit BV
7.50%, 06/15/19 (Call 11/30/15)[a]	EUR	200	231,844
Constellium NV
4.63%, 05/15/21 (Call 05/15/17)[a]	EUR	150	133,386
Hema Bondco I BV
6.25%, 06/15/19 (Call 06/15/16)[a]	EUR	200	159,070
InterXion Holding NV
6.00%, 07/15/20 (Call 07/15/16)[a]	EUR	350	409,825
LGE HoldCo VI BV
7.13%, 05/15/24 (Call 05/15/19)[a]	EUR	400	479,418
Nyrstar Netherlands Holdings BV
8.50%, 09/15/19[a]	EUR	250	215,407
OI European Group BV
4.88%, 03/31/21[a]	EUR	200	237,500
6.75%, 09/15/20[a]	EUR	300	386,075

Security	Principal (000s)		Value
SNS BANK NV
6.25%, 10/26/20	EUR	50	$—
Stork Technical Services Holdings BV
11.00%, 08/15/17 (Call 11/30/15)[a]	EUR	200	214,302
UPC Holding BV
6.38%, 09/15/22 (Call 09/15/17)[a]	EUR	400	473,895
6.75%, 03/15/23 (Call 03/15/18)[a]	EUR	200	240,814
UPCB Finance IV Ltd.
4.00%, 01/15/27 (Call 01/15/21)[a]	EUR	400	414,244
Ziggo Bond Finance BV
4.63%, 01/15/25 (Call 01/15/20)[a]	EUR	300	311,511
Ziggo Secured Finance BV
3.75%, 01/15/25 (Call 01/15/20)[a]	EUR	600	614,738

			4,666,401

NORWAY — 0.47%
Lock AS
7.00%, 08/15/21 (Call 08/15/17)[a]	EUR	400	462,849
Lock Lower Holding AS
9.50%, 08/15/22 (Call 08/15/18)[a]	EUR	200	229,767
Norske Skog AS
11.75%, 12/15/19 (Call 02/15/17)[a]	EUR	200	185,581

			878,197
PORTUGAL — 1.25%
Banco Comercial Portugues SA
3.38%, 02/27/17[a]	EUR	300	328,512
EDP — Energias de Portugal SA
1.00%, 09/16/75 (Call 03/16/21)[a,b]	EUR	500	550,281
Novo Banco SA
2.63%, 05/08/17[a]	EUR	600	614,738
4.00%, 01/21/19[a]	EUR	400	405,937
4.75%, 01/15/18[a]	EUR	400	412,211

			2,311,679

SCHEDULE OF INVESTMENTS	17

Schedule of Investments (Continued)

iSHARES® INTERNATIONAL HIGH YIELD BOND ETF

October 31, 2015

Security	Principal (000s)		Value
SOUTH AFRICA — 0.14%
Sappi Papier Holding GmbH
3.38%, 04/01/22 (Call 04/01/18)[a]	EUR	250	$260,628

			260,628
SPAIN — 5.39%
Abengoa Finance SAU
6.00%, 03/31/21[a]	EUR	300	142,533
7.00%, 04/15/20[a]	EUR	200	100,523
8.88%, 02/05/18[a]	EUR	350	193,333
Abengoa Greenfield SA
5.50%, 10/01/19[a]	EUR	250	107,731
Aldesa Financial Services SA
7.25%, 04/01/21 (Call 04/01/17)[a]	EUR	150	142,500
Almirall SA
4.63%, 04/01/21 (Call 04/01/17)[a]	EUR	200	229,929
Banco de Sabadell SA
2.50%, 12/05/16[a]	EUR	300	338,122
6.25%, 04/26/20	EUR	300	367,849
Bankia SA
3.50%, 01/17/19[a]	EUR	700	816,789
4.00%, 05/22/24 (Call 05/22/19)[a,b]	EUR	600	662,790
4.38%, 02/14/17	EUR	300	345,814
Bankinter SA
6.38%, 09/11/19[a]	EUR	150	188,079
BPE Financiaciones SA
2.00%, 02/03/20[a]	EUR	600	660,555
2.50%, 02/01/17	EUR	300	337,505
CaixaBank SA
5.00%, 11/14/23 (Call 11/14/18)[a,b]	EUR	500	581,764
Campofrio Food Group SA
3.38%, 03/15/22 (Call 03/15/18)[a]	EUR	300	333,383
Cellnex Telecom SAU
3.13%, 07/27/22[a]	EUR	400	433,001
Cirsa Funding Luxembourg SA
5.88%, 05/15/23 (Call 05/15/18)[a]	EUR	300	313,168
8.75%, 05/15/18 (Call 11/30/15)[a]	EUR	212	239,369

Security	Principal (000s)		Value
Ence Energia y Celulosa SA
5.38%, 11/01/22[a]	EUR	150	$169,840
Gestamp Funding Luxembourg SA
5.88%, 05/31/20 (Call 05/31/16)[a]	EUR	350	402,093
Grupo Antolin Dutch BV
4.75%, 04/01/21 (Call 04/01/17)[a]	EUR	250	282,376
5.13%, 06/30/22 (Call 06/30/18)[a]	EUR	300	338,851
Grupo Isolux Corsan Finance BV
6.63%, 04/15/21 (Call 04/15/17)[a]	EUR	500	245,785
Ibercaja Banco SA
5.00%, 07/28/25 (Call 07/28/20)[a,b]	EUR	300	320,625
NH Hotel Group SA
6.88%, 11/15/19 (Call 11/15/17)[a]	EUR	150	181,025
Obrascon Huarte Lain SA
4.75%, 03/15/22 (Call 03/15/18)[a]	EUR	250	248,891
5.50%, 03/15/23 (Call 03/15/18)[a]	EUR	200	203,256
7.63%, 03/15/20 (Call 03/15/16)[a]	EUR	250	285,483
PortAventura Entertainment Barcelona BV
7.25%, 12/01/20 (Call 12/01/16)[a]	EUR	200	229,767
Repsol International Finance BV
4.50%, 03/25/75 (Call 03/25/25)[a,b]	EUR	600	568,342

			10,011,071

SWEDEN — 1.55%
Akelius Residential Property AB
3.38%, 09/23/20	EUR	200	223,139
Auris Luxembourg II SA
8.00%, 01/15/23 (Call 01/15/18)[a]	EUR	200	239,985
Ovako AB
6.50%, 06/01/19 (Call 06/01/16)[a]	EUR	250	245,923

18	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® INTERNATIONAL HIGH YIELD BOND ETF

October 31, 2015

Security	Principal (000s)		Value
Perstorp Holding AB
9.00%, 05/15/17 (Call 11/30/15)[a]	EUR	200	$225,385
SSAB AB
3.88%, 04/10/19[a]	EUR	250	274,994
Stena AB
6.13%, 02/01/17[a]	EUR	200	228,644
Verisure Holding AB
8.75%, 12/01/18 (Call 12/01/15)[a]	EUR	200	231,999
Volvo Treasury AB
4.20%, 06/10/75 (Call 06/10/20)[a,b]	EUR	600	659,476
4.85%, 03/10/78 (Call 03/10/23)[a,b]	EUR	500	542,660

			2,872,205

SWITZERLAND — 0.86%
Clariant Finance Luxembourg SA
5.63%, 01/24/17	EUR	300	350,722
Dufry Finance SCA
4.50%, 07/15/22 (Call 07/15/17)[a]	EUR	300	349,622
4.50%, 08/01/23 (Call 08/01/18)[a]	EUR	450	519,462
Gategroup Finance Luxembourg SA
6.75%, 03/01/19 (Call 11/23/15)[a]	EUR	143	165,776
Selecta Group BV
6.50%, 06/15/20 (Call 12/15/16)[a]	EUR	200	215,407

			1,600,989

UNITED KINGDOM — 18.54%
AA Bond Co. Ltd.
5.50%, 07/31/43 (Call 07/31/18)[a]	GBP	500	733,883
Algeco Scotsman Global Finance PLC
9.00%, 10/15/18 (Call 11/30/15)[a]	EUR	200	197,732
Alliance Automotive Finance PLC
6.25%, 12/01/21 (Call 11/19/17)[a]	EUR	200	228,110

Security	Principal (000s)		Value
Arqiva Broadcast Finance PLC
9.50%, 03/31/20 (Call 03/31/16)[a]	GBP	400	$673,358
Aston Martin Capital Ltd.
9.25%, 07/15/18 (Call 11/30/15)[a]	GBP	200	311,969
Boparan Finance PLC
4.38%, 07/15/21 (Call 07/15/17)[a]	EUR	250	249,237
5.25%, 07/15/19 (Call 07/15/16)[a]	GBP	150	219,498
5.50%, 07/15/21 (Call 07/15/17)[a]	GBP	200	279,536
Brakes Capital
7.13%, 12/15/18 (Call 12/15/15)[a]	GBP	300	480,694
Cabot Financial Luxembourg SA
10.38%, 10/01/19 (Call 11/30/15)[a]	GBP	150	249,903
CNH Industrial Finance Europe SA
2.75%, 03/18/19[a]	EUR	600	652,848
2.88%, 09/27/21[a]	EUR	450	479,694
6.25%, 03/09/18[a]	EUR	800	948,850
Co-Operative Bank PLC/United Kingdom
5.13%, 09/20/17	GBP	300	452,200
Cognita Financing PLC
7.75%, 08/15/21 (Call 08/15/17)[a]	GBP	150	234,039
Darty Financement SAS
5.88%, 03/01/21 (Call 03/01/17)[a]	EUR	200	233,838
EC Finance PLC
5.13%, 07/15/21 (Call 01/15/17)[a]	EUR	200	229,767
Eco-Bat Finance PLC
7.75%, 02/15/17 (Call 11/30/15)[a]	EUR	200	215,959
Elli Finance UK PLC
8.75%, 06/15/19 (Call 11/30/15)[a]	GBP	100	138,224
8.75%, 06/15/19 (Call 11/30/15)[c]	GBP	100	138,224

SCHEDULE OF INVESTMENTS	19

Schedule of Investments (Continued)

iSHARES® INTERNATIONAL HIGH YIELD BOND ETF

October 31, 2015

Security	Principal (000s)		Value
Equiniti Newco 2 PLC
7.13%, 12/15/18 (Call 11/30/15)[a]	GBP	200	$316,166
Fiat Chrysler Finance Europe
4.75%, 03/22/21[a]	EUR	650	764,587
4.75%, 07/15/22[a]	EUR	900	1,052,097
6.63%, 03/15/18[a]	EUR	800	966,021
6.75%, 10/14/19[a]	EUR	800	1,006,724
7.00%, 03/23/17[a]	EUR	500	588,226
7.38%, 07/09/18	EUR	300	371,162
Findus Bondco SA
9.13%, 07/01/18 (Call 11/03/15)[a]	EUR	200	230,872
Gala Electric Casinos PLC
11.50%, 06/01/19 (Call 11/30/15)[a]	GBP	200	327,413
Gala Group Finance PLC
8.88%, 09/01/18 (Call 11/30/15)[a]	GBP	180	291,891
Iceland Bondco PLC
6.25%, 07/15/21 (Call 07/15/17)[a]	GBP	250	350,386
Ineos Finance PLC
4.00%, 05/01/23 (Call 05/01/18)[a]	EUR	500	528,851
Infinis PLC
7.00%, 02/15/19 (Call 02/15/16)[c]	GBP	200	314,285
International Personal Finance PLC
5.75%, 04/07/21[a]	EUR	275	283,622
Interoute Finco PLC
7.38%, 10/15/20 (Call 10/15/17)[a]	EUR	250	291,352
Iron Mountain Europe PLC
6.13%, 09/15/22 (Call 09/15/17)[a]	GBP	300	464,015
Jaguar Land Rover Automotive PLC
3.88%, 03/01/23[a]	GBP	300	436,679
5.00%, 02/15/22[a]	GBP	200	318,918
Jerrold Finco PLC
9.75%, 09/15/18 (Call 09/15/16)[a]	GBP	150	252,509

Security	Principal (000s)		Value
Kerling PLC
10.63%, 02/01/17 (Call 11/30/15)[a]	EUR	450	$503,928
Keystone Financing PLC
9.50%, 10/15/19 (Call 10/15/16)[a]	GBP	200	326,640
Matalan Finance PLC
6.88%, 06/01/19 (Call 05/30/16)[a]	GBP	100	136,679
6.88%, 06/01/19 (Call 05/30/16)[c]	GBP	100	136,679
Merlin Entertainments PLC
2.75%, 03/15/22 (Call 12/15/21)[a]	EUR	300	321,453
Moy Park Bondco PLC
6.25%, 05/29/21 (Call 05/29/17)[a]	GBP	150	236,293
New Look Secured Issuer PLC
6.50%, 07/01/22 (Call 06/24/18)[a]	GBP	450	693,242
Odeon & UCI Finco PLC
9.00%, 08/01/18 (Call 11/09/15)[a]	GBP	200	321,621
Old Mutual PLC
7.88%, 11/03/25	GBP	100	158,826
Pizzaexpress Financing 2 PLC
6.63%, 08/01/21 (Call 08/01/17)[a]	GBP	350	562,837
Premier Foods Finance PLC
6.50%, 03/15/21 (Call 03/15/17)[c]	GBP	150	215,444
6.50%, 03/15/21 (Call 03/15/17)[a]	GBP	100	143,629
Priory Group No. 3 PLC
7.00%, 02/15/18 (Call 11/30/15)[c]	GBP	122	194,770
R&R Ice Cream PLC
5.50%, 05/15/20 (Call 05/15/16)[a]	GBP	250	395,752
Rexam PLC
6.75%, 06/29/67 (Call 06/29/17)[a,b]	EUR	450	498,335

20	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® INTERNATIONAL HIGH YIELD BOND ETF

October 31, 2015

Security	Principal (000s)		Value
Royal Bank of Scotland Group PLC
3.63%, 03/25/24 (Call 03/25/19)[a,b]	EUR	650	$738,917
Royal Bank of Scotland PLC (The)
4.35%, 01/23/17	EUR	500	571,969
6.93%, 04/09/18	EUR	1,250	1,549,021
Silk Bidco AS
7.50%, 02/01/22 (Call 02/01/18)[a]	EUR	300	349,622
Stonegate Pub Co. Financing PLC
5.75%, 04/15/19 (Call 04/15/16)[a]	GBP	100	155,984
Tesco Corporate Treasury Services PLC
1.38%, 07/01/19[a]	EUR	800	864,278
2.13%, 11/12/20 (Call 08/12/20)[a]	EUR	400	434,525
2.50%, 07/01/24[a]	EUR	500	502,892
Tesco PLC
3.38%, 11/02/18[a]	EUR	700	807,402
6.13%, 02/24/22	GBP	600	977,585
Thomas Cook Finance PLC
6.75%, 06/15/21 (Call 01/15/18)[a]	EUR	300	352,936
7.75%, 06/15/20 (Call 06/15/16)[a]	EUR	300	351,279
Thomas Cook Group PLC
7.75%, 06/22/17	GBP	150	244,424
Towergate Finance PLC
0.00%, 02/15/19	GBP	100	3,089
Travis Perkins PLC
4.38%, 09/15/21[a]	GBP	100	155,487
Virgin Media Finance PLC
4.50%, 01/15/25 (Call 01/15/20)[a]	EUR	350	372,129
6.38%, 10/15/24 (Call 10/15/19)[a]	GBP	200	310,715
7.00%, 04/15/23 (Call 04/15/18)[a]	GBP	100	161,776
Virgin Media Secured Finance PLC
4.88%, 01/15/27 (Call 01/15/21)[a]	GBP	300	441,312

Security	Principal (000s)		Value
5.13%, 01/15/25 (Call 01/15/20)[a]	GBP	200	$297,297
5.50%, 01/15/21	GBP	400	657,142
5.50%, 01/15/25 (Call 01/15/19)[a]	GBP	315	485,270
6.00%, 04/15/21 (Call 04/15/17)[a]	GBP	585	955,423
6.25%, 03/28/29 (Call 01/15/21)[a]	GBP	300	470,270
Viridian Group FundCo II Ltd.
7.50%, 03/01/20 (Call 09/01/17)[a]	EUR	350	382,761
Vougeot Bidco PLC
7.88%, 07/15/20 (Call 07/15/16)[a]	GBP	200	327,799
William Hill PLC
7.13%, 11/11/16	GBP	100	162,548

			34,433,319
UNITED STATES — 5.26%
Avis Budget Finance PLC
6.00%, 03/01/21 (Call 03/01/16)[a]	EUR	300	346,153
Axalta Coating Systems U.S. Holdings Inc./Axalta Coating Systems Dutch Holding BV
5.75%, 02/01/21 (Call 02/01/16)[a]	EUR	200	226,475
Belden Inc.
5.50%, 04/15/23 (Call 04/15/18)[a]	EUR	400	444,069
Brookfield Office Properties Inc.
4.00%, 04/16/18	CAD	100	77,483
4.30%, 01/17/17	CAD	100	77,388
Celanese U.S. Holdings LLC
3.25%, 10/15/19	EUR	200	229,491
Chemours Co. (The)
6.13%, 05/15/23 (Call 05/15/18)[a]	EUR	200	166,802
Chesapeake Energy Corp.
6.25%, 01/15/17	EUR	200	208,834
Crown European Holdings SA
3.38%, 05/15/25 (Call 11/15/24)[a]	EUR	350	368,263

SCHEDULE OF INVESTMENTS	21

Schedule of Investments (Continued)

iSHARES® INTERNATIONAL HIGH YIELD BOND ETF

October 31, 2015

Security	Principal (000s)		Value
4.00%, 07/15/22 (Call 04/15/22)[a]	EUR	450	$520,704
Darling Global Finance BV
4.75%, 05/30/22 (Call 05/30/18)[a]	EUR	300	310,965
Goodyear Dunlop Tires Europe BV
6.75%, 04/15/19 (Call 11/30/15)[a]	EUR	200	228,687
Hertz Holdings Netherlands BV
4.38%, 01/15/19[a]	EUR	250	286,519
Huntsman International LLC
4.25%, 04/01/25 (Call 01/01/25)[a]	EUR	200	192,209
5.13%, 04/15/21	EUR	300	321,867
IMS Health Inc.
4.13%, 04/01/23 (Call 04/01/18)[a]	EUR	150	158,655
Infor U.S. Inc.
5.75%, 05/15/22 (Call 05/15/18)[a]	EUR	200	202,151
International Game Technology PLC
4.13%, 02/15/20 (Call 11/15/19)[a]	EUR	400	445,347
4.75%, 03/05/20[a]	EUR	300	334,109
4.75%, 02/15/23 (Call 08/15/22)[a]	EUR	550	587,052
6.63%, 02/02/18[a]	EUR	400	483,261
Iron Mountain Canada Operations ULC
6.13%, 08/15/21 (Call 08/15/17)	CAD	150	118,088
Jarden Corp.
3.75%, 10/01/21[a]	EUR	200	225,901
Kloeckner Pentaplast of America Inc.
7.13%, 11/01/20 (Call 05/01/17)[a]	EUR	250	286,519
MPT Operating Partnership LP/MPT Finance Corp.
4.00%, 08/19/22 (Call 05/19/22)	EUR	400	447,074

Security	Principal or Shares (000s)		Value
PSPC Escrow Corp.
6.00%, 02/01/23 (Call 02/01/18)[a]	EUR	200	$183,372
Sealed Air Corp.
4.50%, 09/15/23 (Call 06/15/23)[a]	EUR	300	347,136
TA MFG. Ltd.
3.63%, 04/15/23 (Call 04/15/18)[a]	EUR	200	209,884
Trinseo Materials Operating SCA/Trinseo Materials Finance Inc.
6.38%, 05/01/22 (Call 01/05/18)[a]	EUR	200	219,825
Valeant Pharmaceuticals International Inc.
4.50%, 05/15/23 (Call 05/15/18)[a]	EUR	1,000	894,767
VWR Funding Inc.
4.63%, 04/15/22 (Call 04/15/18)[a]	EUR	300	320,625
XPO Logistics Inc.
5.75%, 06/15/21 (Call 12/15/17)[a]	EUR	300	301,603

			9,771,278

TOTAL CORPORATE BONDS & NOTES
(Cost: $205,750,109)			181,442,061

SHORT-TERM INVESTMENTS — 0.00%

MONEY MARKET FUNDS — 0.00%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.02%[f,g]		8	8,272

			8,272

TOTAL SHORT-TERM INVESTMENTS (Cost: $8,272)			8,272

22	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® INTERNATIONAL HIGH YIELD BOND ETF

October 31, 2015

Value
TOTAL INVESTMENTS IN SECURITIES — 97.68%
(Cost: $205,758,381)	$181,450,333
Other Assets, Less Liabilities — 2.32%	4,305,410

NET ASSETS — 100.00%	$185,755,743

CAD	— Canadian Dollar
EUR	— Euro
GBP	— British Pound

[a]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[b]	Variable rate security. Rate shown is as of report date.
[c]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[d]	Issuer is in default of interest payments.
[e]	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
[f]	Affiliated issuer. See Note 2.
[g]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	23

Statement of Assets and Liabilities

iSHARES® INTERNATIONAL HIGH YIELD BOND ETF

October 31, 2015

ASSETS
Investments, at cost:
Unaffiliated	$205,750,109
Affiliated (Note 2)	8,272

Total cost of investments	$205,758,381

Investments in securities, at fair value (Note 1):
Unaffiliated	$181,442,061
Affiliated (Note 2)	8,272

Total fair value of investments	181,450,333
Foreign currency, at value[a]	2,403,322
Receivables:
Investment securities sold	246,235
Interest	3,509,106
Capital shares sold	305,659
Tax reclaims	22,740

Total Assets	187,937,395

LIABILITIES
Payables:
Investment securities purchased	2,111,792
Investment advisory fees (Note 2)	69,860

Total Liabilities	2,181,652

NET ASSETS	$185,755,743

Net assets consist of:
Paid-in capital	$211,756,266
Undistributed net investment income	10
Accumulated net realized loss	(1,642,512)
Net unrealized depreciation	(24,358,021)

NET ASSETS	$185,755,743

Shares outstanding[b]	4,000,000

Net asset value per share	$46.44

[a]	Cost of foreign currency: $2,417,764.
[b]	$0.001 par value, number of shares authorized: 500 million.

See notes to financial statements.

24	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statement of Operations

iSHARES® INTERNATIONAL HIGH YIELD BOND ETF

Year ended October 31, 2015

NET INVESTMENT INCOME
Interest — unaffiliated	$9,405,736
Interest — affiliated (Note 2)	17

Total investment income	9,405,753

EXPENSES
Investment advisory fees (Note 2)	1,216,280

Total expenses	1,216,280
Less investment advisory fees waived (Note 2)	(331,713)

Net expenses	884,567

Net investment income	8,521,186

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(9,375,728)
In-kind redemptions — unaffiliated	(3,767,914)
Foreign currency transactions	(832,035)

Net realized loss	(13,975,677)

Net change in unrealized appreciation/depreciation on:
Investments	(13,807,272)
Translation of assets and liabilities in foreign currencies	122,218

Net change in unrealized appreciation/depreciation	(13,685,054)

Net realized and unrealized loss	(27,660,731)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(19,139,545)

See notes to financial statements.

FINANCIAL STATEMENTS	25

Statements of Changes in Net Assets

iSHARES® INTERNATIONAL HIGH YIELD BOND ETF

	Year ended October 31, 2015	Year ended October 31, 2014

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$8,521,186	$5,595,737
Net realized gain (loss)	(13,975,677)	153,527
Net change in unrealized appreciation/depreciation	(13,685,054)	(13,719,685)

Net decrease in net assets resulting from operations	(19,139,545)	(7,970,421)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(228,686)	(5,709,258)
From net realized gain	(91,363)	—
Return of capital	(7,481,077)	—

Total distributions to shareholders	(7,801,126)	(5,709,258)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	155,929,021	161,257,088
Cost of shares redeemed	(86,059,601)	(55,903,420)

Net increase in net assets from capital share transactions	69,869,420	105,353,668

INCREASE IN NET ASSETS	42,928,749	91,673,989

NET ASSETS
Beginning of year	142,826,994	51,153,005

End of year	$185,755,743	$142,826,994

Undistributed net investment income included in net assets at end of year	$10	$228,686

SHARES ISSUED AND REDEEMED
Shares sold	3,100,000	2,800,000
Shares redeemed	(1,800,000)	(1,000,000)

Net increase in shares outstanding	1,300,000	1,800,000

See notes to financial statements.

26	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

iSHARES® INTERNATIONAL HIGH YIELD BOND ETF

(For a share outstanding throughout each period)

	Year ended Oct. 31, 2015	Year ended Oct. 31, 2014	Year ended Oct. 31, 2013	Period from Apr. 3, 2012[a] to Oct. 31, 2012
Net asset value, beginning of period	$52.90	$56.84	$52.01	$50.14

Income from investment operations:
Net investment income[b]	1.84	2.43	3.15	1.94
Net realized and unrealized gain (loss)[c]	(6.57)	(3.55)	4.51	1.18

Total from investment operations	(4.73)	(1.12)	7.66	3.12

Less distributions from:
Net investment income	(0.05)	(2.82)	(2.83)	(1.25)
Net realized gain	(0.02)	—	—	—
Return of capital	(1.66)	—	—	—

Total distributions	(1.73)	(2.82)	(2.83)	(1.25)

Net asset value, end of period	$46.44	$52.90	$56.84	$52.01

Total return	(9.02)%	(2.20)%	15.20%	6.49%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$185,756	$142,827	$51,153	$26,004
Ratio of expenses to average net assets[e]	0.40%	0.40%	0.40%	0.40%
Ratio of expenses to average net assets prior to waived fees[e]	0.55%	0.55%	0.55%	0.55%
Ratio of net investment income to average net assets[e]	3.85%	4.25%	5.85%	6.92%
Portfolio turnover rate[f]	28%	25%	33%	18%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	27

Notes to Financial Statements

iSHARES® INTERNATIONAL HIGH YIELD BOND ETF

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company was incorporated under the laws of the State of Maryland on September 1, 1994 pursuant to Articles of Incorporation as subsequently amended and restated.

These financial statements relate only to the following fund (the “Fund”):

iShares ETF	Diversification Classification
International High Yield Bond[a]	Non-diversified

[a]	Formerly the iShares Global ex USD High Yield Corporate Bond ETF.

The investment objective of the Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve the Fund’s investment objective.

Pursuant to the Company’s organizational documents, the Fund’s officers and directors are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

The Fund’s investments are valued at fair value the day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Fund. The investments of the Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Directors of the Company (the “Board”).

•

Fixed income investments are valued at the last available bid price received from independent pricing services. In determining the value of a fixed income investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments, and calculated yield measures.

•	Open-end U.S. mutual funds are valued at that day’s published net asset value (“NAV”).

28	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® INTERNATIONAL HIGH YIELD BOND ETF

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Company’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Company’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

NOTES TO FINANCIAL STATEMENTS	29

Notes to Financial Statements (Continued)

iSHARES® INTERNATIONAL HIGH YIELD BOND ETF

The following table summarizes the value of each of the Fund’s investments according to the fair value hierarchy as of October 31, 2015. The breakdown of the Fund’s investments into major categories is disclosed in its schedule of investments.

	Level 1	Level 2	Level 3		Total
Investments:
Assets:
Corporate Bonds & Notes	$—	$181,442,061	$0	[a]	$181,442,061
Money Market Funds	8,272	—	—		8,272

Total	$8,272	$181,442,061	$0	[a]	$181,450,333

[a]	Rounds to less than $1.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on the accrual basis.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Fund are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Fund as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

FOREIGN TAXES

The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and are reflected in its statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes,” and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of October 31, 2015, if any, are disclosed in the Fund’s statements of assets and liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Fund.

30	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® INTERNATIONAL HIGH YIELD BOND ETF

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Company, BlackRock Fund Advisors (“BFA”) manages the investment of the Fund’s assets. BFA is a California corporation indirectly owned by BlackRock, Inc. (“BlackRock”). Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Fund, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

BFA has entered into a sub-advisory agreement with BlackRock International Limited, (the “Sub-Adviser”), an affiliate of BFA, under which BFA pays the Sub-Adviser for services it provides to the Fund.

For its investment advisory services to the Fund, BFA is entitled to an annual investment advisory fee of 0.55% based on the average daily net assets of the Fund. The total of the investment advisory fee and any other fund expenses is a fund’s total annual operating expense. BFA has contractually agreed to waive a portion of its investment advisory fees for the Fund through February 28, 2017 in order to limit net total expense ratio after fee waiver to 0.40% of average daily net assets.

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for the Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Fund.

Cross trades for the year ended October 31, 2015, if any, were executed by the Fund pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

The Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Interest — affiliated” in the statement of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Fund for 1940 Act purposes.

Certain directors and officers of the Company are also officers of BlackRock Institutional Trust Company, N.A. and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended October 31, 2015, were $185,519,653 and $59,755,225, respectively.

In-kind purchases and sales (see Note 4) for the year ended October 31, 2015, were $26,970,958 and $81,119,277, respectively.

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by the Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of the Fund are not redeemable. Transactions in capital shares for the Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee

NOTES TO FINANCIAL STATEMENTS	31

Notes to Financial Statements (Continued)

iSHARES® INTERNATIONAL HIGH YIELD BOND ETF

and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

5.	PRINCIPAL RISKS

In the normal course of business, the Fund’s investment activities expose it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks the Fund is exposed to include market risk and credit risk. The Fund’s prospectus provides details of these and other types of risk.

BFA uses a “passive” or index approach to try to achieve the Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss the Fund may suffer through holding market positions in the face of market movements. The Fund is exposed to market risk by virtue of its investment in fixed income instruments. The fair value of securities held by the Fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of the Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its schedule of investments.

The Fund invests a substantial amount of its assets in securities of non-U.S. issuers that trade in non-U.S. markets. This involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Fund; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war. These risks are heightened for investments in issuers from countries with less developed markets.

The Fund invests a substantial amount of its assets in fixed-income securities. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. Given the environment of historically low interest rates, the Fund may be subject to a greater risk of price losses if interest rates rise.

32	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® INTERNATIONAL HIGH YIELD BOND ETF

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

The Fund invests a substantial portion of its assets in high yield securities that are rated below investment-grade (including those bonds rated lower than “BBB-” by Standard & Poor’s Ratings Services and Fitch or “Baa3” by Moody’s), or are unrated which may be more volatile than higher-rated securities of similar maturity. High yield securities may also be subject to greater levels of credit or default risk than higher-rated securities and high yield securities may be less liquid and more difficult to sell at an advantageous time or price or to value than higher-rated securities. In particular, high yield securities are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) companies, which are generally less able than more financially stable companies to make scheduled payments of interest and principal.

6.	INCOME TAX INFORMATION

The Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of October 31, 2015, attributable to net investment loss, foreign currency transactions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
$(3,938,218)	$(8,521,176)	$12,459,394

The tax character of distributions paid during the years ended October 31, 2015 and October 31, 2014 was as follows:

	2015	2014
Ordinary income	$228,686	$5,709,258
Long-term capital gain	91,363	—
Return of capital	7,481,077	—

	$7,801,126	$5,709,258

NOTES TO FINANCIAL STATEMENTS	33

Notes to Financial Statements (Continued)

iSHARES® INTERNATIONAL HIGH YIELD BOND ETF

As of October 31, 2015, the tax components of accumulated net earnings (losses) were as follows:

Capital Loss Carryforwards	Net Unrealized Gains (Losses)[a]	Total
$(1,529,732)	$(24,470,791)	$(26,000,523)

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales.

As of October 31, 2015, the Fund had non-expiring capital loss carryforwards in the amount of $1,529,732 available to offset future realized capital gains.

As of October 31, 2015, the cost of investments for federal income tax purposes was $205,871,161. Net unrealized depreciation was $24,420,828, of which $433,352 represented gross unrealized appreciation on securities and $24,854,180 represented gross unrealized depreciation on securities.

Management has analyzed tax laws and regulations and their application to the Fund as of October 31, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

7.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

34	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

iShares, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares International High Yield Bond ETF (the “Fund”) at October 31, 2015, the results of its operations, the changes in its net assets and its financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

December 22, 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	35

Tax Information (Unaudited)

iSHARES® INTERNATIONAL HIGH YIELD BOND ETF

Under Section 871(k)(1)(C) of the Internal Revenue Code (the “Code”), the Fund hereby designates $232,622 as the maximum amount allowable as interest-related dividends for the fiscal year ended October 31, 2015.

Under Section 852(b)(3)(C) of the Code, the Fund hereby designates $91,363 as 20% rate long-term capital gain dividends for the fiscal year ended October 31, 2015.

36	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract

iSHARES® INTERNATIONAL HIGH YIELD BOND ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”), and the Sub-Advisory Agreement between BFA and BlackRock International Limited (“BIL”) (the “Sub-Advisory Agreement”), on behalf of the Fund. The Advisory Contract and the Sub-Advisory Agreement are referred to hereafter as the “Advisory Agreements”. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreements. A committee of Independent Directors (the “15(c) Committee”), with independent counsel, met with management on May 1, 2015 and May 6, 2015, to discuss the types of information the Independent Directors required and the manner in which management would organize and present such information. At a meeting held on May 21, 2015, management presented preliminary information to the Board relating to the continuance of the Advisory Agreements, and the Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, which management agreed to provide. At a meeting held on June 24-25, 2015, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Directors, approved the continuance of the Advisory Agreements for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Directors. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Agreements for the Fund, the Board, including the Independent Directors, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the Fund’s Lipper Group. The Board further noted that due to the limitations in providing comparable funds in the Lipper Group, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Lipper Group. The Board also noted that BFA pays BIL for its sub-advisory services, and that there are no additional fees imposed on the Fund in respect of the services provided under the Sub-Advisory Agreement.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of the Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2014, and a comparison of the Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as the Fund, Lipper also provided, and the Board reviewed, a comparison of the Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Fund generally performed in line with its performance benchmark index over the relevant periods. In considering this

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	37

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® INTERNATIONAL HIGH YIELD BOND ETF

information, the Board noted that the Lipper Group may include funds that have a different investment objective and/or benchmark from the Fund. In addition, the Board noted that the Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Fund’s performance in comparison with its benchmark index. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Nature, Extent and Quality of Services Provided by BFA and BIL or their Affiliates — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA (and any services provided by BIL on BFA’s behalf or at BFA’s direction) under the Advisory Agreements for the coming year as compared to the scope of services provided by BFA and BIL during prior years. In reviewing the scope of these services, the Board considered the investment philosophy and experience of BFA and BIL, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years. The Board also considered the compliance program of BFA and BIL and their compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 24-25, 2015 meeting and throughout the previous year, and matters related to BFA’s and BIL’s portfolio compliance policies and procedures, and BFA’s oversight of the services provided by BIL. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA and BIL to the Fund under the Advisory Agreements supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreements), and all other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Agreements and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the

38	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® INTERNATIONAL HIGH YIELD BOND ETF

15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that should material economies of scale exist in the future, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Agreements for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund or that track the same index or a similar index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different, generally more extensive services provided to the Fund, as well as other significant differences in the approach of BFA and its affiliates to the Fund, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA and BIL generally do not use soft dollars or consider the value of research or other services that may be provided to BFA and BIL (including their affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	39

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® INTERNATIONAL HIGH YIELD BOND ETF

disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreements for the coming year.

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Agreements does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Agreements for the coming year.

40	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited)

iSHARES® INTERNATIONAL HIGH YIELD BOND ETF

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
$0.170601	$0.025379	$1.533600	$1.729580	10%	1%	89%	100%

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Fund. The information shown for the Fund is for five calendar years (or from the inception date of the Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for the Fund are disclosed in the table for the Fund.

SUPPLEMENTAL INFORMATION	41

Supplemental Information (Unaudited) (Continued)

iSHARES® INTERNATIONAL HIGH YIELD BOND ETF

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

Period Covered: April 3, 2012 through September 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.5% and Less than 4.0%	2	0.23%
Greater than 3.0% and Less than 3.5%	8	0.91
Greater than 2.5% and Less than 3.0%	8	0.91
Greater than 2.0% and Less than 2.5%	7	0.80
Greater than 1.5% and Less than 2.0%	28	3.19
Greater than 1.0% and Less than 1.5%	86	9.78
Greater than 0.5% and Less than 1.0%	329	37.43
Between 0.5% and –0.5%	380	43.22
Less than –0.5% and Greater than –1.0%	17	1.93
Less than –1.0% and Greater than –1.5%	5	0.57
Less than –1.5% and Greater than –2.0%	5	0.57
Less than –2.0%	4	0.46

	879	100.00%

42	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information

iSHARES® , INC.

The Board of Directors has responsibility for the overall management and operations of the Company, including general supervision of the duties performed by BFA and other service providers. Each Director serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, or his or her resignation or removal. Directors who are not “interested persons” (as defined in the 1940 Act) of the Company are referred to as independent directors (“Independent Directors”).

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). The Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Director also serves as a Trustee of iShares Trust and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 324 funds (as of October 31, 2015) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito and Mark Wiedman, the address of each Director and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito and Mr. Wiedman is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Robert H. Silver as its Independent Chairman. Additional information about the Fund’s Directors and officers may be found in the Fund’s combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director
Robert S. Kapito[a] (58)	Director (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock, Inc.’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Trustee of iShares Trust (since 2009); Trustee of iShares U.S. ETF Trust (since 2011); Director of BlackRock, Inc. (since 2006).

Mark Wiedman[b] (44)	Director (since 2013).	Managing Director, BlackRock, Inc. (since 2007); Global Head of iShares (since 2011); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Trustee of iShares Trust (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc.
[b]	Mark Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.

DIRECTOR AND OFFICER INFORMATION	43

Director and Officer Information (Continued)

iSHARES®, INC.

Independent Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director
Robert H. Silver (60)	Director (since 2007); Independent Chairman (since 2012).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (2001-2011); Broadway Producer (2006-2011); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009); President and Chief Operating Officer of UBS Financial Services Inc. (formerly Paine Webber Inc.) (2003-2005) and various executive positions with UBS and its affiliates (1988-2005); CPA and Audit Manager of KPMG, LLP (formerly Peat Marwick Mitchell) (1977-1983).	Trustee of iShares Trust (since 2007); Trustee of iShares U.S. ETF Trust (since 2011); Independent Chairman of iShares Trust and iShares U.S. ETF Trust (since 2012).

Jane D. Carlin (59)	Director (since 2015).	Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Trustee of iShares Trust (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012).

Cecilia H. Herbert (66)	Director (since 2005); Nominating and Governance Committee Chair and Equity Plus Committee Chair (since 2012).	Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Member (since 1992) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco; Trustee and Member of the Investment Committee, WNET, the New York public broadcasting/media company (since 2011).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of Forward Funds (34 portfolios) (since 2009).

Charles A. Hurty (72)	Director (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

44	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information (Continued)

iSHARES®, INC.

Independent Directors (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director
John E. Kerrigan (60)	Director (since 2005); Fixed Income Plus Committee Chair (since 2012).	Chief Investment Officer, Santa Clara University (since 2002).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

John E. Martinez (54)	Director (since 2003); Securities Lending Committee Chair (since 2012).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Trustee of iShares Trust (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (51)	Director (since 2011); 15(c) Committee Chair (since 2012).

Robert K. Jaedicke Professor of

Accounting and Senior Associate

Dean for Academic Affairs and Head of MBA Program, Stanford

University Graduate School of

Business (since 2001); Professor of

Law (by courtesy), Stanford Law

School (since 2005); Visiting

Professor, University of Chicago

(2007-2008).

Trustee of iShares Trust (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

DIRECTOR AND OFFICER INFORMATION	45

Director and Officer Information (Continued)

iSHARES®, INC.

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Manish Mehta (44)	President (since 2013).	Managing Director, BlackRock, Inc. (since 2009); Chief Operating Officer for iShares (since 2009); Head of Strategy and Corporate Development, BGI (2005-2009); Chief of Staff to the CEO, BGI (2005-2009).

Jack Gee (56)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).

Benjamin Archibald (40)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Secretary of the BlackRock-advised Mutual Funds (since 2012); Director, BlackRock, Inc. (2010-2013).

Charles Park (48)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Scott Radell (46)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (53)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock, Inc. (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

46	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by Markit Indices Limited, nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Fund’s website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also discloses its complete schedule of portfolio holdings on a daily basis on the Fund’s website.

©2015 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-1017-1015

Item 2. Code of Ethics.

iShares, Inc. (the “Registrant”) adopted a new code of ethics on July 1, 2015 that applies to persons appointed by the Registrant’s Board of Directors as the President and/or Chief Financial Officer, and any persons performing similar functions. For the fiscal year ended October 31, 2015, there were no amendments to any provision of the former and new codes of ethics, nor were there any waivers granted from any provision of the former and new codes of ethics. A copy of the new code of ethics is filed with this Form N-CSR under Item 12(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that the Registrant has more than one audit committee financial expert, as that term is defined under Item 3(b) and 3(c), serving on its audit committee. The audit committee financial experts serving on the Registrant’s audit committee are Charles A. Hurty, John E. Kerrigan, Robert H. Silver and Madhav V. Rajan, all of whom are independent, as that term is defined under Item 3(a)(2).

Item 4. Principal Accountant Fees and Services.

The principal accountant fees disclosed in items 4(a), 4(b), 4(c), 4(d) and 4(g) are for the five series of the Registrant for which the fiscal year-end is October 31, 2015 (the “Funds”), and whose annual financial statements are reported in Item 1.

(a)	Audit Fees – The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $75,000 for the fiscal year ended October 31, 2014 and $76,000 for the fiscal year ended October 31, 2015.

(b)	Audit-Related Fees – There were no fees billed for the fiscal years ended October 31, 2014 and October 31, 2015 for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (a) of this Item.

(c)	Tax Fees – The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the review of the Funds’ tax returns and excise tax calculations, were $18,385 for the fiscal year ended October 31, 2014 and $18,385 for the fiscal year ended October 31, 2015.

(d)	All Other Fees – There were no other fees billed for the fiscal years ended October 31, 2014 and October 31, 2015 for products and services provided by the principal accountant, other than the services reported in (a) through (c) of this Item.

(e)	(1) The Registrant’s audit committee charter, as amended, provides that the audit committee is responsible for the approval, prior to appointment, of the engagement of the principal accountant to annually audit and provide their opinion on the Registrant’s financial statements. The audit committee must also approve, prior to appointment, the engagement of the principal accountant to provide non-audit services to the Registrant or to any entity controlling, controlled by or under common control with the Registrant’s investment adviser (“Adviser Affiliate”) that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant.

(2) There were no services described in (b) through (d) above (including services required by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	None of the hours expended on the principal accountant’s engagement to audit the Funds’ financial statements for the fiscal year ended October 31, 2015 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the Funds, and rendered to the Registrant’s investment adviser, and any Adviser Affiliate that provides ongoing services to the Registrant for the last two fiscal years were $3,359,197 for the fiscal year ended October 31, 2014 and $3,533,666 for the fiscal year ended October 31, 2015.

(h)	The Registrant’s audit committee has considered whether the provision of non-audit services rendered to the Registrant’s investment adviser and any Adviser Affiliate that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if any, are compatible with maintaining the principal accountant’s independence, and has determined that the provision of these services do not compromise the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are Jane D. Carlin, Cecilia H. Herbert, Charles A. Hurty, John E. Kerrigan, Robert H. Silver, John E. Martinez and Madhav V. Rajan.

Item 6. Investments.

(a)	Schedules of investments are included as part of the reports to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a) The President (the Registrant’s Principal Executive Officer) and Chief Financial Officer (the Registrant’s Principal Financial Officer) have concluded that, based on their evaluation as of a date within 90 days of the filing date of this report, the disclosure controls and procedures of the Registrant (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are reasonably designed to achieve the purposes described in Section 4(a) of the attached certification.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) (1) Code of Ethics for Senior Officers that is the subject of Item 2 is attached.

(a) (2) Section 302 Certifications are attached.

(a) (3) Not applicable to the Registrant.

(b) Section 906 Certifications are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

iShares, Inc.

By:	/s/ Manish Mehta
Manish Mehta, President (Principal Executive Officer)

Date: December 29, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Manish Mehta
Manish Mehta, President (Principal Executive Officer)

Date: December 29, 2015

By:	/s/ Jack Gee
Jack Gee, Treasurer and Chief Financial Officer (Principal Financial Officer)

Date: December 29, 2015